                               EXHIBIT 10(ac)

              Confidential treatment has been applied for with respect to certain provisions of this Exhibit, which provisions have been omitted from this Exhibit, marked with an asterisk (*) and filed separately with the SEC.

                               AGREEMENT TO LEASE
                 USED BRITISH AEROSPACE 146 SERIES 200 AIRCRAFT


                                   between


                      BRITISH AEROSPACE HOLDINGS, INC.
                         ASSET MANAGEMENT ORGANIZATION

                                      and


                      ATLANTIC SOUTHEAST AIRLINES, INC.


                         DATED AS OF OCTOBER 2, 1995

                               AGREEMENT TO LEASE
                     USED BRITISH AEROSPACE 146 SERIES 200
                                 MODEL AIRCRAFT


     THIS AGREEMENT by and between British Aerospace Holdings, Inc., a Delaware Corporation, acting by and through its Asset Management Organization ("AMO"), and Atlantic Southeast Airlines, Inc. ("ASA"), a Georgia Corporation, is dated as of October 2, 1995.

     WHEREAS AMO is an affiliate of British Aerospace, PLC and the remarketing agent of certain British Aerospace 146 Series 200 Model Aircraft previously leased and operated by various operators throughout the world; and

     WHEREAS ASA desires to lease or sublease five (5) previously operated British Aerospace 146 Series 200 Model Aircraft on a net lease basis and obtain the option to lease or sublease up to an additional fifteen (15) of such Aircraft on the terms and conditions herein set forth; and

     WHEREAS AMO is willing to arrange for the lease or sublease of the Aircraft to ASA from various owners, lessors, or sublessors, as may be applicable; and

     WHEREAS the parties hereto desire to bind themselves to conclude the arrangement and transactions contemplated herein pursuant to the covenants, terms and conditions set forth herein;

     NOW, THEREFORE, in consideration of the mutual covenants, obligations and agreements set forth herein, it is mutually agreed as follows:

SECTION 1. AGREEMENT TO LEASE

1.1 Lease: Subject to the terms hereof, AMO, as remarketing agent, agrees to cause various owners, lessors or sublessors, to either lease or sublease a total of five (5) British Aerospace 146 Series 200 Model aircraft (collectively the "Aircraft") including, without limitation, those Aircraft described in Exhibit A, to ASA and ASA agrees to lease or sublease, as applicable, from the Aircraft owner, lessor or sublessor as designated by AMO, each of such Aircraft in accordance with the terms herein set forth. Notwithstanding anything which may be to the contrary contained herein, the leasing arrangement for each Aircraft listed in Exhibit A shall be a sublease agreement between Jet Acceptance Corporation, a wholly owned subsidiary of British Aerospace Holdings, Inc., and ASA in the form and substance of the sublease agreement attached hereto as Exhibit B (each a "Lease"). The agreement for any Aircraft other than one listed in Exhibit A shall be lease or sublease agreement, as applicable, in the form and substance of Exhibit B but containing such changes as are necessary to meet the requirements of the financing arrangements (parties, headlease, security agreement, tax indemnity agreement, insurance, etc.) in place with respect to each such Aircraft and as are mutually agreeable to AMO and ASA.

     1.2 Subordination: It is understood and agreed by ASA that its right to possession, use and enjoyment of each of the Aircraft shall be subject and subordinate to the financing arrangement(s) in place for each of the Aircraft which, in the case of each of the Aircraft described in Exhibit A, consist of U.S. leveraged leases employing debt and equity parties and trustees, all as more particularly described in Section 20(c) of Exhibit B.


SECTION 2. THE AIRCRAFT

2.1 Specification: ASA acknowledges and agrees that each Aircraft has been previously operated by other airlines and that the Aircraft are therefore "used" and except as otherwise specifically herein stated, shall be supplied to ASA for acceptance and lease in a strictly "AS IS" "WHERE IS" condition to the specification attached hereto as Exhibit C (I)i (the "Base Specification") and that the Aircraft shall have incorporated certain customer specific changes as attached hereto as Exhibit C (I)ii (the "Customer Specification") at ASA's cost, such cost to be paid by ASA to AMO at the time this Agreement is executed. The Base Specification, as modified by the Customer Specification, shall be incorporated into the final Aircraft specification set forth in Exhibit C (II) hereto (the "Conversion Specification Document" or "CSD").

The foregoing not withstanding:

         2.1.1   AMO shall, at its cost, apply ASA's livery on each Aircraft.

         2.1.2   The Aircraft shall be delivered:

                 2.1.2.1 with all out of phase maintenance, with the exception of certain time controlled components as covered hereunder, cleared for a period of twelve (12) months/2,000 cycles/1,500 hours;

                 2.1.2.3 with all time controlled items with a periodicity of 3,000 cycle/3,000 hours or less delivered with no less than thirty percent (30%) life remaining;

                 2.1.2.4 with each of the airframes and rotable components thereof having been tested and inspected as necessary to meet the criteria for enrollment on the Avro JetsSpares Program (as hereinafter defined);

                 2.1.2.5 with each of the engines having been tested and inspected as necessary to meet the criteria for enrollment on AlliedSignal's Engine Maintenance Cost Protection Program; and

                 2.1.2.6 in the condition set out in Exhibit C (III) (the
                         "Delivery Condition").

                 2.1.3 On the Offer Date (as hereinafter defined) therefor each Aircraft will have United States registration and a current valid F.A.A. Certificate of Airworthiness and will be in compliance with all applicable and issued F.A.A. airworthiness directives and service bulletins which are specifically designated by the Aircraft manufacturer as "Mandatory". The Aircraft shall comply with current FAA-defined Stage 3 Noise levels for US and foreign certificated aircraft.

                 2.1.4 At the time of Aircraft delivery the aircraft records will be in suitable condition to meet F.A.R. Part 121 requirements.

2.2 THE AIRCRAFT ARE NOT NEW AND ARE BEING LEASED ON A STRICTLY "AS IS, WHERE IS, ALL FAULTS" BASIS. EXCEPT AS PROVIDED IN SECTIONS 2.1.2 AND
         2.1.3 HEREOF AND SUBJECT TO SECTION 2.3 HEREOF, AMO DOES NOT MAKE ANY WARRANTY OR REPRESENTATION, EXPRESS OR IMPLIED, WITH RESPECT TO THE AIRCRAFT, ANY PART THEREOF, OR ANY SERVICE, MANUAL OR EQUIPMENT PROVIDED HEREUNDER OR IN CONNECTION HEREWITH, INCLUDING WITHOUT LIMITATION ANY WARRANTY OF MERCHANTABILITY OF THE AIRCRAFT OR THE FITNESS OR THE AIRCRAFT FOR A PARTICULAR PURPOSE AND ASA HEREBY ACKNOWLEDGES AND AGREES TO THE SAME; PROVIDED HOWEVER ASA DOES NOT RELEASE OR WAIVE ANY RIGHT IT MAY HAVE AGAINST AMO WITH REGARD TO ANY PRODUCT LIABILITY AMO MAY HAVE AS A REPAIRER OF THE AIRCRAFT OR ANY PART THEREOF.

2.3 To the extent assignable, AMO shall assign, or shall cause the applicable Aircraft lessor or owner to assign to ASA, all existing manufacturers' warranties, if any, for the Aircraft on delivery thereof. AMO shall provide ASA with a listing of Aircraft components and associated vendor warranties at the time of delivery of each Aircraft.


SECTION 3.  OPERATOR FURNISHED EQUIPMENT AND INFORMATION

3.1 Color Schemes: AMO and ASA acknowledge and agree that as of the date hereof ASA has supplied to AMO the internal and external color schemes of the Aircraft.

3.2 Operator Furnished Equipment: ASA shall supply to AMO the equipment listed in Exhibit H hereto (the "Operator Furnished Equipment") for installation in the Aircraft by the dates indicated in said Exhibit, and each consignment of Operator Furnished Equipment shall include all necessary release documentation (including all necessary certificates of conformity and origin) in respect of the Operator Furnished Equipment comprised within such consignment. ASA warrants that the Operator Furnished Equipment shall be suitable for installation in the Aircraft.

3.3 Registration Numbers: AMO and ASA acknowledge and agree that as of the date hereof ASA has supplied to AMO in writing the United States registration number for the Aircraft.

3.4 Type Certification: Should any of the systems or equipment installed in the Aircraft by AMO at the specific request of ASA (whether such systems or equipment be furnished by ASA or AMO for purposes of such installation) not have a United States type approval, ASA shall provide to AMO not later than thirty (30) days prior to the Offer Date for each Aircraft written evidence from the FAA that such system or equipment is acceptable to it.

3.5 Delivery: ASA shall not be entitled to refuse to accept delivery of the Aircraft by reason of, and shall have no rights or remedies whatsoever against AMO in respect of, any defect in the Aircraft or any qualification or provisos endorsed by the FAA on the Certificate of Airworthiness in respect of the Aircraft or any absence of a Certificate of Airworthiness in respect of the Aircraft, if such defect, qualification or provisions or such absence is caused by:

         3.5.1 any material failure by ASA to comply with its obligations under Sections 3.2, 3.3 or 3.4 hereof; or

         3.5.1   any breach of the warranty set out in Section 3.2 hereof.

3.6 If (i) ASA fails to comply with its obligations under Section 3.1, 3.2, 3.3 or 3.4 hereof in any material respect or (ii) any warranty set out in Section 3.2 hereof proves inaccurate in any material respect then AMO may be notice in writing to ASA defer its obligation to deliver the Aircraft to ASA hereunder for the period of delay actually caused by such failure or inaccuracy. With effect from the issue by AMO of such notice, the Offer Date for the Aircraft shall be postponed by a period set forth in the preceding sentence.


SECTION 4.  DELIVERY AND ACCEPTANCE

4.1 Offer for Acceptance: Subject to each of the representations and warranties of ASA set forth in Section 11 hereof being materially true and correct, each Aircraft shall be offered for acceptance under the applicable Lease to the specification contained in the Conversion Specification Document and otherwise in the condition required by this Agreement for acceptance by ASA, F.O.B., in flying trim at a mutually agreeable airfield location in the contiguous United States ("Place of Delivery"), strictly to the schedule set forth in Exhibit D (the "Offer Date(s)"). TIME SHALL BE OF THE ESSENCE WITH RESPECT TO AMO'S OBLIGATION TO OFFER AIRCRAFT TO ASA FOR ACCEPTANCE HEREUNDER .

         4.1.1 ASA acknowledges and agrees that delivery of the Aircraft for acceptance on the Offer Dates for the Aircraft as described in Exhibit D is:

                 4.1.1.1 based on timely issuance before the Offer Date for the first Aircraft of all regulatory approvals and certifications required of ASA to operate the Aircraft in the transport category (Passenger), including, but not limited to, that of the U.S. Federal Aviation Administration ("Regulatory Approvals") and that any delay in accomplishing the same may result in one or more extensions of the Offer Dates set forth in said Exhibit D; and

                 4.1.1.2 subject to modification (i) in the event that after the date hereof ASA or the applicable regulatory authorities require any change or modification to the CSD or any additional refurbishment, repair or overhaul of the Aircraft or their components or (ii) pursuant to Sections
                              3.6 or 9 hereof.

         4.1.2 In the event that the Offer Date of any Aircraft is extended pursuant to this Section 4.1, AMO shall provide ASA at least five (5) business days prior notice of the actual Offer Date for such Aircraft, such notice to include Place of Delivery and identification of the Aircraft by serial number.

         4.1.3 AMO shall endeavor to complete the required maintenance and customization programs for the Aircraft in advance of the scheduled Offer Dates. In the event this is achieved and the parties agree, the Aircraft shall be offered for acceptance in advance of the scheduled Offer Dates provided the Regulatory Approvals have been obtained and the other requirements of this Section 4 fulfilled.

4.2 Inspection: ASA shall have the right during the four (4) days next preceding the scheduled Offer Date of each Aircraft to inspect each Aircraft at the Place of Delivery to enable ASA to ascertain that such Aircraft is in compliance with the terms and conditions of this Agreement, including a test flight of each Aircraft not to exceed three (3) flight hours. AMO shall make available a technical representative throughout such inspection period. Additionally, AMO shall have the Aircraft records available for ASA's inspection during the seven (7) days next preceding the Offer Date of each Aircraft.

         4.2.1 In the event following such inspection, ASA ascertains that any Aircraft is not in compliance with the terms and conditions of this Agreement, ASA shall immediately notify AMO in writing of such noncompliance and provide a written detailed explanation of such perceived noncompliance whereupon AMO shall investigate the alleged noncompliance to the extent noted and respond thereto (including a time schedule to remedy any noncompliance) as soon as reasonably practicable (time being of the essence to ASA). In the event of any noncompliance, AMO, if necessary, shall, unless otherwise provided in Section 4.2.2.2 hereof, rectify or have rectified the same as soon as commercially and technically practicable as agreed between the parties and thereafter shall demonstrate to ASA that the Aircraft meets the terms and conditions of this Agreement. Upon satisfactory demonstration by AMO that the Aircraft complies with the terms and conditions of this Agreement, ASA shall accept the

                 Aircraft and execute a Delivery Receipt in respect of that Aircraft in accordance with Section 4.2.2. The foregoing provision shall not limit ASA's right to Liquidated Damages for late delivery as provided in Section 10 hereof.

                 4.2.2 Upon offer for acceptance of each Aircraft in compliance with this Agreement, ASA shall:

                 4.2.2.1 execute and deliver to AMO a Delivery Receipt in respect of each Aircraft in the form of Exhibit I hereto;

                 4.2.2.2 deliver to JACO under the respective Lease all documentary conditions precedent set out in
                           Section 2(b) thereof and otherwise perform all actions required of ASA thereunder necessary to satisfy the remaining conditions set out in said
                           Section 2(b); and

                 4.2.2.3 execute and deliver to JACO under the respective Lease a sublease acceptance supplement in respect of the Aircraft as provided therein and immediately take delivery of the Aircraft thereunder;

                 provided that it shall be a condition precedent to ASA's obligation to take delivery of each Aircraft hereunder and under its Lease that:

                           (i)   All conditions precedent to ASA's
                                 obligation to take the Aircraft on lease or sublease from the lessor or sublessor thereof as set forth in Section 2(c) of the applicable Lease shall have been fulfilled to the satisfaction of ASA; and

                           (ii)  [*]




         4.2.3 ASA shall not be entitled to refuse to accept any Aircraft by reason of failure to meet the requirements of the CSD if such failure does not materially affect the performance or economic operation or maintenance of the Aircraft; provided however, AMO agrees to undertake at its expense corrective action for remedy of such failure by a date to be mutually agreed upon.

SECTION 5.  NET LEASE TERMS

5.1  Lease Term

     5.1.1 The base term of the Lease for each Aircraft (the "Base Term"), subject to the provisions set forth below, shall commence on the date of acceptance of the Aircraft (the "Delivery Date") and shall continue for Sixty (60) months following the First Rental Date (as hereinafter defined).

     5.1.2 ASA shall have the option to extend the lease period beyond the Base Term of any Lease at any time during the Base Term on terms and conditions to be agreed. Provided, however, that ASA must give written notice of its intention to exercise any such lease extension option and execute a Lease extension agreement for each such Aircraft no later than twelve (12) months prior to the Base Term expiry date for each such Aircraft.

     5.1.3 ASA, at its sole option, shall have the right to terminate the Lease of each Aircraft effective the day immediately preceding the second anniversary of the applicable Delivery Date; provided, however, that it shall be a condition precedent to the exercise of such right to terminate that ASA give the Lessor no less than Ninety (90) days prior written notification of ASA's intention to terminate each such Lease.

5.2  Rent:   The rent payable monthly in advance by ASA for each Aircraft shall be as follows:

             Months 1-12                       $[*]
             Months 13-24                      $[*]
             Months 25-36                      $[*]
             Months 37-48                      $[*]
             Months 49-60                      $[*]

     5.2.2 Rentals with respect to each Aircraft shall be payable by ASA in advance on the Delivery Date (the "First Rental Date") and monthly thereafter on the first (1st) day of each calendar month throughout the Lease Term.

     5.2.3 In the event that the First Rental Date for any Aircraft is other than the first (1st) day of any calendar month, the rental for the first and last month of the Lease terms hall be prorated on the basis of a 30-day month.

     5.2.4 Rental rates are subject to upward adjustment in the event of any changes made to the Aircraft pursuant to Section 4.1.1 hereof.

5.3  Maintenance Contributions:

     5.3.1 To provide for certain on-going maintenance, ASA shall pay to Lessor monthly maintenance contributions in the amount (the
             "Contribution Rate") of $[*]     per flight cycle of each
             Aircraft for undercarriage overhaul at the scheduled [*] cycle interval (including, without limitation, the provision of an advance exchange or loaner gear) and replacement of engine life limited parts ("LLP's").

     5.3.2 The parties' respective rights and obligations with respect to such undercarriage overhaul and replacement of engine LLP's shall be as provided in Section 6(e) of the Leases.

     5.3.3 The Contribution Rate referred to in Section 5.3.1 shall be adjusted in respect of changes in economic conditions between 1st January 1996 and 1st January in each subsequent year. The Contribution Rate as varied shall be fixed on 1st January each year for the duration of the Leases. The Contribution Rate
             variance shall be escalated (i) at the rate of             [*]
             per annum or (ii) in accordance with formula set forth in Exhibit E hereto, whichever is less.

5.4 Damage or Loss: All risk of loss of or damage to each Aircraft shall pass to ASA upon acceptance by ASA of the Aircraft under the applicable Lease.


SECTION 6.   OPTION AIRCRAFT

AMO hereby grants to ASA an option to lease up to an additional fifteen (15) BAe 146 Aircraft ("Option Aircraft") generally on the following terms:

6.1 Specifications: The option Aircraft will be configured to a base specification similar to the Base Specification of the Aircraft.

6.2  Commercial Terms: [*]

6.3 Option Aircraft Leases: It is the intention of the parties that the content of any Option Aircraft lease shall be substantially similar to the Leases in respect of the Aircraft.

6.4 Option Reservation Fee: In order to reserve the Option Aircraft for a period commencing upon receipt of such fee and continuing up to and including the respective Final Option Exercise Dates (referred to in Paragraph 6.2 above), ASA shall pay to AMO a reservation fee of US$
     [*]      in respect of each Option Aircraft that it wishes to reserve (the
     "Option Reservation Fee").

6.5 Exercising the Options: ASA shall have the right to exercise its option to lease any Option Aircraft at any time from AMO's receipt of the reservation fee as defined in Paragraph 6.4 above in respect of that Option Aircraft up to and including the Final Option Exercise Date in respect of that Option Aircraft by giving written notification to AMO. AMO shall then procure the leasing to ASA of that Option Aircraft and the parties hereby agree that they will negotiate in good faith with a view to executing an aircraft lease agreement in respect of that Option Aircraft within thirty (30) days from AMO's receipt of ASA's written notification with respect to that Option Aircraft incorporating the commercial terms set forth in the applicable Option MOU. The Option Reservation Fee shall be refunded to ASA should ASA and AMO fail to agree on the terms and conditions of the respective Option Aircraft lease.

SECTION 7.  SECURITY

7.1  Reservation Deposit: AMO acknowledges receipt from ASA of a cash
     payment in the amount of [*]             pursuant to the MOU     [*]
     to reserve the Aircraft for ASA (the "Reservation Deposit"). Provided that ASA is not in default of its obligations hereunder, the Reservation Deposit shall be refunded to ASA in the event ASA fails to accept
     Aircraft hereunder if, and only if, the cause of said failure to take Aircraft is that ASA shall not have entered into the agreements referred to in clauses (i) and (ii) of Section 4.2.2.3 hereof on or prior to the date hereof and there is no reasonable likelihood that such agreements will be executed within a commercially reasonable period of time. The amount of the refund in the case of the third, fourth and fifth Aircraft
     shall be                   [*]                  per Aircraft.  The
     amount of the refund in the case of the first and second Aircraft
     shall be       [*]


                                                                  . Except as
     otherwise provided in the second, third and fourth sentences of this
     Section 7.1 and in Sections 9.4 and 10.2 hereof, the Reservation Deposit is non-refundable.

     Upon acceptance of each Aircraft by ASA pursuant to the relevant Lease, a pro rata portion of the Reservation Deposit shall be transferred by AMO to JACO to be held by JACO as security (the "Security Deposit") against the obligations of ASA under the Lease, such Security Deposit to be held by JACO for the duration of the relevant Lease. Upon termination of the Leases, the Security Deposit shall be returned to ASA as provided in the Lease.


SECTION 8.  PRODUCT SUPPORT

8.1  Technical Representative: Upon acceptance of the first Aircraft, AMO
     shall furnish ASA with [*]          Representative qualified in
     technical support matters of the British Aerospace 146 Series 200
     Aircraft for    [*]         months from the Delivery Date of the
     first Aircraft.  Extension of the service of the Technical Field
     Support Representative beyond such           [*]       month period shall
     be subject to the mutual agreement of the parties.

     8.1.1 ASA shall provide, at no charge to AMO or its affiliates, suitable office space and equipment, including, without limitation, a telephone, desk, chair, personal computer and free access to facsimile and copier equipment for use by the Technical Field Support Representative conveniently located near ASA's principal maintenance facilities.

     8.1.2 AMO shall, except as otherwise provided herein, be responsible for the costs of providing the Technical Field Support Representative, including local travel, accommodations and living expenses; provided however, in the event of ASA required the representative's services away from ASA's primary maintenance base, ASA shall bear all travel, accommodations and living expenses for the representative during the period of such absence.

8.2  Customer Support:

     [*]




     8.2.1   [*]



     8.2.2   [*]


     8.2.3   [*]


     8.2.4   [*]


     8.2.5   [*]




     8.2.6   Operations Support. [*]

     The Credit Note shall be used solely to pay for items described herein and for which proper documentation is submitted and approved by AMO. Such customer support allowance must be used by ASA before or during the six (6) month period following the Delivery Date of the fifth Aircraft. Any unused portion of the Credit Note shall be canceled following the sixth month and ASA shall have no further claim thereto.


SECTION 9. EXCUSABLE DELAY

9.1 Neither party shall be liable to the other party for any failure or delay in carrying obligations under this Agreement, including but not limited to, offer or acceptance Aircraft on or before the scheduled Offer Date, due to acts of God or public enerr war, insurrection or riot, fire, flood, explosion, earthquake, accident ep-quarantine restriction, material change of law or regulation, unforeseeable govern priority, strike or labor dispute causing cessation, slowdown or interruption of unforeseeable event adversely affecting equipment, data or materials from such event beyond the control of the non-performing party which materially affect party's ability to perform its obligations hereunder ("Excusable Delay").

9.2 In the event of an Excusable Delay, the obligations of each party under this Agreement shall be deferred for such period or periods as may be necessary to perform such obligations and in any event for such period or periods not less than the aggregate equivalent period or periods of such Excusable Delay.

9.3 Each party shall notify the other party of any Excusable Delay immediately following receipt of actual knowledge of such Excusable Delay and, thereafter, upon written request, shall provide reasonable updates of its performance, if any, under the Agreement with respect to such Excusable Delay.

9.4 In the event any Excusable Delay or any combination of Excusable Delays shall result in the Offer Date of any Aircraft (or, in the case of an Aircraft which has been lost, destroyed or damaged beyond repair, any replacement Aircraft) being delayed for more than [*] months after the Offer Date of the Aircraft as varied under the provisions of this Agreement other than a variation to said Offer Date arising by reason of an Excusable Delay, ASA or AMO, in its respective sole discretion, may terminate this Agreement in respect of the Aircraft so delayed on giving fifteen (15) days irrevocable notice in writing to the other party. Notices pursuant to this Section 9.4 may be given at any time provided that they shall only become effective upon the expiration of the [*] month period or upon expiration of the fifteen (15) day notice period, if later. Avro shall refund to ASA the Reservation Deposit in respect of any Aircraft terminated by ASA under this Section 9.4

SECTION 10. LATE DELIVERY

10.1 In the event AMO fails to offer for acceptance to ASA an Aircraft in a cost which ASA is required by this Agreement to accept delivery within five (5) Days of the applicable Offer Date as extended by any period of Excusable Delay other provisions of Section 4.1.1 hereof (the "Extended Offer Date"), such favor be deemed a breach of this Agreement by AMO, and ASA shall be entitled to the extent provided under applicable law. For purposes of this Section 10.1 "Business Day" shall mean any day other than a Saturday or Sunday.

10.2 In the event an Aircraft is not offered by AMO to ASA for acceptance in a ____________________ which ASA is required by this Agreement to
      accept delivery within    [*]     days, the Extended Offer Date for
      such Aircraft, ASA shall have the right to terminate this Agreement with respect to such Aircraft and, in its sole discretion, to Aircraft yet to be delivered hereunder, by providing AMO with fifteen (15) days irrevocable written notice of its intention to so terminate. In the event an Aircraft is not offered by AMO to ASA for acceptance in a condition in which ASA is required by this Agreement to accept
      delivery within    [*] days of the Extended Offer Date for such
      Aircraft, AMO shall have the right to terminate this Agreement with respect to such Aircraft by providing ASA with fifteen (15) days irrevocable written notice of its intention to so terminate. Notices pursuant to this Section 10.2 may be given at any time provided that they shall only become effective upon the expiration of the [*]
      day period (in the case of ASA notices) or    [*] day ( in the case of
      AMO notices) period or upon expiration of the fifteen (15) day notice period, if later. In the event of termination of this Agreement with respect to any Aircraft pursuant to this Section 10.2, AMO shall [*]

                                                                           .

10.3 ASA shall not be entitled to terminate its obligations to accept any Aircraft under this Agreement by reason of any delay except as provided in Section 9.4 hereof and this Section 10.


SECTION 11.          REPRESENTATIONS AND WARRANTIES

ASA represents and warrants to AMO that as of the date of this Agreement and as of the Acceptance Date of each Aircraft:

11.1 ASA is a corporation organized and lawfully existing and in good standing under the laws of Georgia and has the necessary power to own its property and to carry on its business as is now being conducted and is duly qualified to do business and is in good standing in each jurisdiction in which the character of the properties owned by it therein or in which the transaction of its business makes such qualification necessary.

11.2 ASA has full power and authority to execute, deliver and perform its obligations under this Agreement, the same having been duly authorized by all proper and necessary corporate action and no consent or approval of stockholders or any other person or consent or approval of, notice to or filing with, any public authorities is required as a condition to the validity of this Agreement.

11.3 This Agreement constitutes a valid and legally binding obligation of ASA enforceable in accordance with its terms.

11.4 No proceedings are pending or threatened against ASA or any affiliate of ASA before any court or administrative agency that, in the opinion of the executive officers of ASA, will materially adversely affect the inancial condition or operations of the ASA or the ability of ASA to perform its obligations under this Agreement or the Leases.

11.5 There is no character, bylaw or preference stock provision of ASA and no provision of any existing mortgages, debenture, contract or agreement binding on ASA or effecting its properties that shall conflict with or, in any way prevent the execution, delivery or performance of the terms of this Agreement or the Leases by ASA as contemplated and neither the execution or delivery of this Agreement nor any Lease contemplated herein will constitute a material default of any indenture, mortgage, contract or other instrument to which ASA is a part or by which it or any of its properties are bound.

11.6 The balance sheet of ASA dated as of December 31, 1994 and the statements of earnings, stockholders' equity and changes in financial position for the periods then ended delivered to AMO are complete and correct and fairly represent the financial condition and the results of its operations and transactions as of the date and for the period referred to therein and, in all events, have been prepared in accordance with generally accepted accounting principals applied on a consistent basis and there are no material liabilities, direct or indirect, fixed or contingent, actual, anticipated or projected not reflected therein.

11.7 There is no law or governmental regulation or order that shall be contravened by the execution, delivery and performance of this Agreement or the Leases by ASA.

SECTION 12.          FURTHER ASSURANCES

12.1 Each party shall execute and deliver to the other party promptly such other documents and assurances and take such further actions as the requesting party may reasonably request from time to time in order to effectively carry out the intent and purposes of this Agreement, including, without limitation, in the case of ASA, providing AMO copies of such financial information representing the financial condition and operations of ASA an any affiliated companies, as requested by AMO and permitting AMO access to the principal financial officers of ASA and any affiliated companies to discuss the affairs, finances and accounts of each but in any event only to the extent that such relates to ASA's ability to meet the payment obligations hereunder or under the Leases.

12.2 ASA shall furnish AMO information concerning the use, operation and maintenance of the Aircraft as AMO may from time to time reasonably request, including with respect to utilization outside the United States, and ASA shall permit AMO or its designee to inspect the records maintained in connection with the Aircraft; provided however, such visits do not interfere unreasonably (in ASA's reasonable opinion) with the operations of ASA for so long as ASA operates the Aircraft.

12.3 AMO agrees to hold in confidence any information obtained pursuant to this provision unless such information has been otherwise disseminated to the public or in the event AMO is required or compelled by law or by regulatory authorities to disclose the same.

SECTION 13.          EVENTS OF DEFAULTS

13.1 This Agreement may be terminated by either party in whole or in part on notice to the other party if the other party:

      13.1.1 in the case of ASA, is in default with respect to its obligations to accept Aircraft offered to it by AMO hereunder in accordance with the terms hereof and such
                default has not been waived or cured within   [*]
                days after written notice from AMO specifying the same;

      13.1.2 except as otherwise provided in Section 13.1.1 hereof, is in default with respect to any of its obligations under this Agreement and such default has not been waived or
                cured within    [*]    days after written notice from the
                non-defaulting party to the defaulting party specifying the same; [*]




      13.1.3 is in default with respect to any of its obligations under any other agreement with the defaulting party and such default has not been waived or cured within any applicable grace period;

      13.1.4 in the case of ASA, is in default with any Aircraft owner, lessor or sublessor pursuant to any Lease and such default has not been waived or cured within any applicable grace period;

      13.1.5 admits in writing its inability to pay its debts as they become due or makes a general assignment for the benefit of creditors;

      13.1.6 files a voluntary petition under any state or federal bankruptcy or insolvency laws;

      13.1.7 petitions for, or acquiesces in, the appointment of any receiver, trustee or similar officer to liquidate or conserve its business or any substantial part of its assets;

      13.1.8    ceases doing business as a going concern;

      13.1.9 commences under the laws of any competent jurisdiction any proceeding involving its insolvency, readjustment of debt, dissolution, liquidation or any other similar proceeding for the relief of financially distressed debtors;

      13.1.10 becomes the object of any proceeding or action of the type described in Subsection 13.1.6 or 13.1.7 above relating to a substantial part of its assets and such proceeding or action remains undismissed or unseated for a period of at least sixty
                (60) days; or

      13.1.11 in the case of ASA, if any material warranty or representation made or furnished hereunder or under the Leases by or on behalf of ASA is false when made or furnished.

13.2 Any termination under this Section 13 shall be without prejudice to the terminating party's rights and remedies for damages under applicable law.

SECTION 14.   MISCELLANEOUS

14.1 This Agreement may not be amended or modified except in writing signed by both parties, or as otherwise provided by this Agreement.

14.2 ASA may not transfer, assign, pledge or hypothecate this Agreement or any part thereof or interest therein in any way whatsoever, without the express prior written consent of AMO (which consent shall not be unreasonably withheld).

14.3  [*]                             AMO may not assign, pledge or in any
      other way transfer its interest in this Agreement either in whole or in part to any party without the prior written consent of ASA (which consent shall not be unreasonably withheld).

      [*]

14.3 This Agreement shall in all respects be governed by, and construed in accordance with the laws of the State of Georgia (without regard to the conflict of laws provisions of such State), including all matters of construction, validity and performance, and shall be deemed delivered in the State of Georgia.

      14.3.1 Any judicial proceedings brought against AMO with respect to this Agreement may be brought in the United States District Court in the Northern District of Georgia and, by the execution and delivery of this Agreement, AMO (i) accepts, generally and unconditionally, the nonexclusive jurisdiction of such court and any related appellate court, and irrevocably agrees to be bound by any judgment rendered thereby in connection with this Agreement, (ii) irrevocably waives any objection it may now or hereafter have as to the venue of any such suit, action or proceeding brought in such Court or that such Court is an inconvenient forum and (iii) irrevocably waives personal service of process and consents that service of process upon it may be made by certified or registered mail return receipt requested, at its address specified or determined in accordance with Section 14.7 hereof, and service so made shall be deemed completed on the earlier of (1) actual receipt thereof or (2) the third Business Day after such service is deposited in the mail. Nothing herein shall affect the right to serve process in any manner permitted by law or shall limit the right of either party to bring any proceedings against the other party in the courts of any other jurisdiction.

14.4 Section headings used herein are for convenience of reference only and will not affect or limit the interpretation of this Agreement.

14.5 This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts all of which once they are executed and delivered shall be deemed to be an original and all of which taken together shall constitute one and the same document.

14.6 If any provisions of this Agreement shall be held to be invalid or unenforceable, the validity and enforceability of the remaining provisions hereof shall not be affected or impaired in any way.

14.7 All notices and requests in connection with this Agreement shall be in writing and may be given by personal delivery, registered or certified first class mail or facsimile, addressed as follows:

        ASA:      Atlantic Southeast Airlines, Inc.
                  100 Hartsfield Centre Parkway
                  Suite 800
                  Atlanta, Georgia 30354-1356
                  Attn: Mr. John Beiser, President
                  Fax: (404) 209-0162

        AMO:      Asset Management Organization
                  British Aerospace Holdings, Inc.
                  22070 Broderick Drive
                  Sterling, VA 20166
                  Attn: Vice President - The Americas
                  Fax: (703) 406-1213

        or to such other address as the party to receive the notice or request shall designate by written notice to the other. The effective date of any notice or request given in connection with this Agreement shall be the date on which it is personally delivered or otherwise actually received or the date seven (7) business days after deposit in the first class mail, registered or certified, postage prepaid.

14.8 This Agreement, the Conversion Specification Document and the other exhibits, schedules, and appendices referenced herein, constitute the entire agreement of the parties and supersede all proposals, prior negotiations and other communications (in each case, oral or written) between AMO and ASA with respect to the Aircraft contained herein.

14.9 AMO and ASA each shall bear and be responsible for its own costs and expenses associated with the negotiation, preparation and the execution of this Agreement together with any other agreements or documents contemplated herein or relating to the delivery of the Aircraft including the Leases.

14.10 The parties hereto shall abide by the confidentiality requirements set out below:

        14.10.1 ASA HEREBY ACKNOWLEDGES AND AGREES THAT ALL INFORMATION REGARDING AIRCRAFT, PRICING, TECHNICAL DATA, DOCUMENTS AND INFORMATION AND THE TERMS AND CONDITIONS CONTAINED IN THIS AGREEMENT ARE FURNISHED TO ASA AND ARE BEING FURNISHED TO ASA UNDER AN EXPRESS CLAIM OF CONFIDENTIALITY FOR THE SOLE AND ABSOLUTE PURPOSE OF PROVIDING ASA WITH AIRCRAFT, THAT DISCLOSURE

                OF SUCH INFORMATION SHALL LIKELY HAVE AN ADVERSE IMPACT ON THE COMPETITIVE POSITION OF AMO, ITS PARENT OR ITS AFFILIATED COMPANIES IN THE AIRCRAFT MANUFACTURING, LEASING OR AIRLINE INDUSTRY AND THAT, TO THE EXTENT THAT SUCH INFORMATION IS NOT IN THE PUBLIC RECORD, SUCH INFORMATION SHALL BE HELD IN STRICT CONFIDENCE BY ASA AND SHALL NOT WITHOUT AMO'S PRIOR WRITTEN CONSENT BE DISCLOSED BY ASA OTHER THAN TO ASA'S OFFICERS AND EMPLOYEES STRICTLY ON A NEED-TO-KNOW BASIS OR AS MAY BE REQUIRED BY APPLICABLE LAW. IN CONNECTION WITH ANY SUCH DISCLOSURE (INCLUDING A DISCLOSURE REQUIRED BY GENERALLY ACCEPTED ACCOUNTING PRINCIPLES OR TO THE U.S. SECURITIES AND EXCHANGE COMMISSION), ASA SHALL REQUEST, AND USE REASONABLE ENDEAVORS TO OBTAIN, CONFIDENTIAL TREATMENT OF SUCH INFORMATION TO THE FULL EXTENT PERMITTED BY APPLICABLE LAW.

        14.10.2 AMO HEREBY ACKNOWLEDGES AND AGREES THAT ALL INFORMATION REGARDING ASA'S OPERATION OF AIRCRAFT AND ASA'S FINANCIAL CONDITION (TO THE EXTENT NOT GENERALLY AVAILABLE TO THE PUBLIC OR ALREADY IN THE PUBLIC DOMAIN) AND THE TERMS AND CONDITIONS CONTAINED IN THIS AGREEMENT ARE FURNISHED TO AMO AND ARE BEING FURNISHED TO AMO UNDER AN EXPRESS CLAIM OF CONFIDENTIALITY FOR THE SOLE AND ABSOLUTE PURPOSE OF ASA ACQUIRING THE AIRCRAFT, THAT DISCLOSURE OF SUCH INFORMATION SHALL LIKELY HAVE AN ADVERSE IMPACT ON THE COMPETITIVE POSITION OF ASA IN THE AIRLINE INDUSTRY AND THAT, TO THE EXTENT THAT SUCH INFORMATION IS NOT IN THE PUBLIC RECORD, SUCH INFORMATION SHALL BE HELD IN STRICT CONFIDENCE BY AMO AND EACH AIRCRAFT OWNER, LESSOR, SUBLESSOR AND FINANCING PARTY (AS APPLICABLE) AND NOT WITHOUT ASA'S PRIOR WRITTEN CONSENT BE DISCLOSED BY ANY OF THE FOREGOING OTHER THAN TO ANY OFFICERS AND EMPLOYEES OF ANY OF THE FOREGOING STRICTLY ON A NEED-TO-KNOW BASIS OR AS MAY BE REQUIRED BY APPLICABLE LAW. IN CONNECTION WITH ANY SUCH DISCLOSURE, AMO SHALL REQUEST, AND USE REASONABLE ENDEAVORS TO OBTAIN, CONFIDENTIAL TREATMENT OF SUCH INFORMATION TO THE FULL EXTENT PERMITTED BY APPLICABLE LAW.

        14.10.3 Either party may announce the signing of this Agreement by means of a notice to the press provided that the content of the notice has been agreed to by the other party.

14.11 The effective date of this Agreement shall be that date first set forth in the preamble.



IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their duly authorized officers.


ATLANTIC SOUTHEAST AIRLINES, INC.                           BRITISH AEROSPACE HOLDINGS, INC.
                                                            ASSET MANAGEMENT ORGANIZATION

By: /s/ George F. Pickett                                   By: /s/ Louis E. Emery
   ------------------------------                               --------------------------------


Its: Chairman                                               Its:   Vice President - The Americas
    -----------------------------                                 -------------------------------


Date: October 2, 1995                                       Date:   October 2, 1995
     ----------------------------                                 -------------------------------

                                  EXHIBIT A
                                      TO
                            ASA AGREEMENT TO LEASE





                                   List of
                              Proposed Aircraft





                             Aircraft Serial No.

                                    E2062

                                    E2074

                                    E2080

                                    E2084

                                    E2087

                                   EXHIBIT B
                                       TO
                             ASA AGREEMENT TO LEASE





                                    Sublease

                                  EXHIBIT "B"

                                      2074
                                      ----

- -------------------------------------------------------------------------------

                               SUBLEASE AGREEMENT

                          dated as of October 2, 1995

                                    between

                          JET ACCEPTANCE CORPORATION,

                                                                      Sublessor,
                                      and

                       ATLANTIC SOUTHEAST AIRLINES, INC.

                                                                      Sublessee,

                         Covering One British Aerospace
                            Model 146-200A Aircraft
Serial Number E2074                              Registration Number N881DV
                                            (N812AS Pending)

- -------------------------------------------------------------------------------
The Aircraft covered by this Sublease Agreement is owned by First Security Bank of Utah, National Association, as trustee (the "Owner-Trustee"), under the Trust Agreement (146-89-17), dated as of December 1, 1989, and has been leased to Jet Acceptance Corporation pursuant to the Lease Agreement (146-89-17), dated as of December 1, 1989, between the Owner-Trustee and Jet Acceptance Corporation. This Sublease Agreement has been assigned by Jet Acceptance Corporation, as Sublessor, to, and is subject to a security interest in favor of, the Owner-Trustee under the Assignment of Sublease and Security Agreement (146-89-17), dated as of December 1, 1989, (as such Assignment of Sublease and Security Agreement may be amended or supplemented as permitted thereby). The Owner-Trustee has further assigned this Sublease Agreement to, and has granted a security interest in favor of State Street Bank and Trust Company of Connecticut, National Association, as Security Trustee, under the Security Agreement-Trust Deed (146-89-17), dated as of December 1, 1989, (as such
Security Agreement-Trust Deed may be amended or supplemented as permitted thereby), for the benefit of the holders of Secured Notes referred to in such Security Agreement-Trust Deed. This Sublease Agreement has been executed in several counterparts. To the extent, if any, that this Sublease Agreement constitutes chattel paper (as such term is defined in the Uniform Commercial
Code as in effect in any applicable jurisdiction), no security interest in this Sublease Agreement may be created through the transfer of possession of any counterpart other than the original counterpart that contains the receipt therefor executed by State Street Bank and Trust Company of Connecticut,
National Association, as Security Trustee, on the signature page thereof.  See
Section 18.

                               TABLE OF CONTENTS



Section                                                  Heading                                                     Page
- -------                                                  -------                                                     ----
         1.      DEFINITIONS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   1

         2.      ACCEPTANCE UNDER SUBLEASE AND CONDITIONS PRECEDENT . . . . . . . . . . . . . . . . . . . . . . . . .   7

                 (a) Acceptance under Sublease  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   7
                 (b) Conditions Precedent to Obligations of Sublessor   . . . . . . . . . . . . . . . . . . . . . . .   7
                 (c) Conditions Precedent to Obligations of Sublessee   . . . . . . . . . . . . . . . . . . . . . . .   8

         3.      TERM AND RENT  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   9

                 (a) Term   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   9
                 (b) Basic Rent   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  10
                 (c) Supplemental Rent  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  10
                 (d) Manner of Payment  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  10
                 (e) Security Deposit   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  10
                 (f) Early Termination by Sublessee   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  11

         4.      NET SUBLEASE, ETC  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  11

         5.      DISCLAIMER OF WARRANTIES AND  WARRANTIES; QUIET ENJOYMENT  . . . . . . . . . . . . . . . . . . . . .  12

                 (a) Disclaimer of Warranties   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  12
                 (b) Quiet Enjoyment  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  13
                 (c) Benefit of Certain Warranties  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  13

         6.      POSSESSION; OPERATION AND USE; MAINTENANCE; INSIGNIA; MAINTENANCE COST CONTRIBUTIONS . . . . . . . .  13

                 (a) Possession   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  13
                 (b) Operation and Use  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  15
                 (c) Maintenance  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  15
                 (d) Insignia   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  16
                 (e) Maintenance Cost Contributions   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  16


Section                                                  Heading                                                     Page
- -------                                                  -------                                                     ----
         7.      INSPECTION AND CERTAIN NOTICES . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  18

                 (a) Inspection   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  18
                 (b) Certain Notices  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  18

         8.      REPLACEMENT AND POOLING OF PARTS; ALTERATIONS, MODIFICATIONS AND ADDITIONS . . . . . . . . . . . . .  18

                 (a) Replacement of Parts   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  18
                 (b) Title to Parts   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  19
                 (c) Pooling or Parts Leasing   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  19
                 (d) Alterations, Modifications and Additions   . . . . . . . . . . . . . . . . . . . . . . . . . . .  19

         9.      RISK, LOSS, DESTRUCTION OR REQUISITION . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  20

                 (a) Risk   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  20
                 (b) Event of Loss with Respect to the Airframe   . . . . . . . . . . . . . . . . . . . . . . . . . .  20
                 (c) Event of Loss with Respect to the Engine   . . . . . . . . . . . . . . . . . . . . . . . . . . .  21
                 (d) Payments from Governmental Authorities for Requisition
                       of Title or Use    . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  22
                 (e) Application of Payments During Existence of Default  . . . . . . . . . . . . . . . . . . . . . .  23

         10.     INSURANCE  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  23

                 (a) Third Party Liability  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  23
                 (b) Insurance Against Loss or Damage to the Aircraft   . . . . . . . . . . . . . . . . . . . . . . .  23
                 (c) Additional Insureds; Loss Payee  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  24
                 (d) Deductible and Self-Insurance  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  24
                 (e) Application of Hull Insurance Proceeds   . . . . . . . . . . . . . . . . . . . . . . . . . . . .  25
                 (f) Insurance for Own Account  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  25
                 (g) Reports, Etc   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  25

         11.     LIENS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  26

         12.     TITLE; REGISTRATION; RECORDATION AND FURTHER
                 ASSURANCES . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  26

                 (a) Title  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  26
                 (b) Registration   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  26
                 (c) FAA Regulations  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  26
                 (d) Recordation of Sublease  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  27

Section                                                  Heading                                                     Page
- -------                                                  -------                                                     ----
                 (e) Further Assurances   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  27

         13.     RETURN OF AIRCRAFT . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  27

                 (a) Return of Aircraft   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  27
                 (b) Redelivery Condition   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  27
                 (c) Fuel   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  27
                 (d) Final Inspection   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  27
                 (e) Failure to Comply  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  28

         14.     GENERAL AND SPECIAL TAX INDEMNITIES; GENERAL INDEMNIFICATION . . . . . . . . . . . . . . . . . . . .  28

         14.1    General Tax Indemnity  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  28

                 (a) Indemnification of Indemnified Taxes   . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  28
                 (b) Reports and Returns  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  29
                 (c) Procedures   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  29
                 (d) Refund   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  29

         14.2    Special Tax Indemnity  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  30

                 (a) Representations, Warranties and Certain Covenants  . . . . . . . . . . . . . . . . . . . . . . .  30
                 (b) Indemnification  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  30
                 (c) Refund   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  31

         14.3    Tax Indemnification Procedures . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  31

                 (a) Amount of Payment  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  31
                 (b) Survival   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  32

         14.4    "Trustor" and "Sublessor" to Include Affiliates  . . . . . . . . . . . . . . . . . . . . . . . . . .  32

         14.5    General Indemnification  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  32

                 (a) Indemnity  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  32
                 (b) Exclusions   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  32
                 (c) Tax Liabilities  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  33
                 (d) Notice   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  33
                 (e) Subrogation  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  33
                 (f) Survival   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  33

Section                                                  Heading                                                     Page
- -------                                                  -------                                                     ----
         15.     EVENTS OF DEFAULT  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  33

         16.     REMEDIES . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  35

         17.     SUBLESSOR'S RIGHT TO PERFORM FOR SUBLESSEE . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  36

         18.     COUNTERPARTS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  36

         19.     ASSIGNMENT . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  37

         20.     MISCELLANEOUS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  37

                 (a) Applicable Law   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  37
                 (b) Notices  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  37
                 (c) Assignment of Sublease   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  39
                 (d) Set-Off  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  39
                 (e) Waivers, Headings  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  39
                 (f) Judicial Proceedings   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  40
                 (g) Severability   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  40
                 (h) Confidentiality  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  40

         21.     REPRESENTATIONS, WARRANTIES AND ASSURANCES OF SUBLESSEE  . . . . . . . . . . . . . . . . . . . . . .  40

         22.     GENERAL UNDERTAKINGS OF SUBLESSEE  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  43

                 (a) Operation of Business  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  43
                 (b) Financial Statements and Operational Reports   . . . . . . . . . . . . . . . . . . . . . . . . .  43

Signatures

Attachments:

         Exhibit A - Form of Sublease Acceptance Supplement
           Schedule 1 - Description of Equipment
           Schedule 2 - Schedule of Rental Payments
           Schedule 3 - Schedule of Stipulated Loss Values
         Exhibit B-1 - Opinion of Sublessee's Counsel
         Exhibit B-2 - Opinion of Sublessor's Counsel
         Exhibit C - Redelivery Conditions
         Exhibit D - Undercarriage Life Limited Parts
         Exhibit E -  Engine Life Limited Parts

                               SUBLEASE AGREEMENT


      Sublease Agreement, dated as of October 2, 1995, between Jet
Acceptance Corporation, a Delaware Corporation, having its principal place of business at 22070 Broderick Drive, Sterling, Virginia 20166 ("Sublessor"), and Atlantic Southeast Airlines, Inc., a Georgia corporation, having its principal place of business at 100 Hartsfield Centre Parkway, Suite 800, Atlanta, Georgia 30354-1356 ("Sublessee").

      In consideration of the mutual covenant and agreements contained herein, Sublessor and Sublessee agree as follows:


SECTION 1.          DEFINITIONS

      The following terms shall have the following meanings for all purposes of this Sublease, unless otherwise defined in this Sublease. References to agreements shall be deemed to mean and include such agreements as the same may be amended and supplemented from time to time, and references to parties to agreements shall be deemed to include the successors and permitted assigns of such parties.

      "Additional Aircraft" shall mean each British Aerosapce Model 146-200 aircraft other than the Aircraft which may from time to time be leased and/or subleased to Sublessee pursuant to the Agreement to Lease.

      "Affiliate" of any Person shall mean any corporation, entity or individual which, directly or indirectly, controls, or is controlled by or is under common control with, such Person. For purposes of this definition, "control" (including "controlled by" and "under common control with") shall mean the power, directly or indirectly, to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities or by contract or otherwise.

      "Agreement to Lease" shall mean the Agreement to Lease Used British Aerospace 146 Series 200 Aircraft between British Aerospace Holdings, Inc., Asset Management Organisation and Sublessee dated as of October 2, 1995.

      "Aircraft" shall mean the Airframe subleased and delivered under this Sublease and the Engines initially installed on such Airframe on the Delivery Date, or any engine substituted for any of said Engines under this Sublease, whether or not any of said initial or substitute Engines may from time to time be installed on such Airframe.

      "Airframe" shall mean and include: (i) the Aircraft (except Engines) subleased by Sublessor to Sublessee, which Aircraft has the United States Registration Number and

Manufacturer's serial number specified in the Initial Sublease Acceptance Supplement and (ii) any and all Parts so long as the same shall be incorporated or installed in or attached to such Airframe, or, so long as the same shall be subleased hereunder, in accordance with the terms of Section 8 of this Sublease, after removal from such Airframe.

      "Allied Signal Agreement" shall mean the agreement between Sublessee and Allied Signal Engines, a unit of Allied Signal Aerospace ("Allied Signal") or Sublessee and another vendor supplying equivalent services and products under an agreement approved by Sublessor with respect to the matters covered under the EMCPP referred to in Section 2(c)(v) hereof.

      "Applicable Law" shall mean all applicable laws, statutes, treaties, judgments, decrees, injunctions, writs and orders of any court, governmental agency or authority and applicable rules, regulations, orders, directives, licenses and permits of any governmental body, instrumentality, agency or authority.

      "Assignment of Sublease" shall mean the Assignment of Sublease and Security Agreement (146-89-17), dated as of December 1, 1989, between the Lessee, as debtor, and the Owner-Trustee, as secured party.

      "Avro JetSpares Agreement" shall mean the agreement between Sublessee and British Aerospace, Inc., acting by and through its Avro International Aerospace Division ("Avro") or Sublessee and another vendor supplying equivalent services and products under an agreement approved by Sublessor with respect to the matters covered under the Avro JetSpares Program referred to in
Section 2(c)(iv) hereof.

      "Basic Rent" shall mean all rent payable pursuant to Section 3(b) hereof for the Term.

      "Business Day" shall mean any day other than a Saturday, Sunday or a day on which banks in the States of North Carolina or Georgia are authorized or permitted to be closed.

      "Certified Air Carrier" shall mean an air carrier duly certificated or licensed by the governmental authority of the United States.

      "Code" shall mean the Internal Revenue Code of 1986, as  amended.

      "Contribution Rate" shall mean the amount set out as such in Schedule
2 of the Initial Sublease Acceptance Supplement, as adjusted in accordance with the provisions of Section 6(e) hereof.

      "Cycle" shall mean one take-off and landing of the Aircraft.

      "Default" shall mean any event with the passage of time or the giving of notice, or both, shall constitute an Event of Default under this Sublease.

      "Delivery Date" shall mean the date on which the Aircraft is delivered to Sublessee under this Sublease, which date shall be set forth in the Initial Sublease Acceptance Supplement.

      "Dollars" and "$" shall each mean lawful currency of the United States of America.

      "Engine" shall mean and include: (i) each of the four Allied Signal engines initially installed on the Airframe on the Delivery Date and listed by manufacturer's model and serial number in the Initial Sublease Acceptance Supplement, whether or not from time to time thereafter installed on the Airframe; (ii) any engine which may at any time be conveyed to Sublessor or its nominee pursuant to Section 9(c) hereof in replacement for an Engine subleased hereunder; and (iii) any and all Parts, so long as the same shall be incorporated or installed in or attached to any Engine subject to this Sublease, or, so long as the same shall be subleased hereunder, in accordance with the terms of Section 8 hereof, after removal from such Engine.

      "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended, or any successor law.

      "Event of Default" under this Sublease is defined in Section 15 hereof.

      "Event of Loss" with respect to the Airframe or any Engine shall mean any of the following events: (i) loss of the Airframe or an Engine or the use thereof due to theft, hijacking or disappearance for a period in excess of 30 days; (ii) damage to or destruction of the Airframe or an Engine beyond economic repair or rendition of such Airframe or Engine permanently unfit for normal use; (iii) any damage to the Airframe or an Engine which results in an insurance settlement with respect to such item on the basis of an actual or constructive total loss or (iv) if with respect to the Aircraft or the Airframe, (a) the condemnation, confiscation, requisition or taking of title or
(b) the condemnation, confiscation, requisition or taking of use for a period in excess of 6 consecutive months by any foreign government or instrumentality or agency thereof, in each case only to the extent that such condemnation, confiscation, requisition or taking of title or use is covered by the war risk and allied perils insurance coverage, if any, required by Section 10 hereof; or
(v) with respect to an Engine, the confiscation, requisition or taking of title or use by any government. An Event of Loss with respect to the Airframe shall constitute an Event of Loss with respect to the Aircraft.

      "Expiry Date" shall mean the day immediately preceding the day which is the fifth anniversary of the Delivery Date.

      "Federal Aviation Administration" or "FAA" shall mean the Federal Aviation Administration or any other governmental body or authority of the United States succeeding to the functions and authority thereof.

      "Federal Aviation Act" shall mean Title 49 of the United States Code, as amended.

      "Initial Sublease Acceptance Certificate" shall mean the Sublease Acceptance Certificate delivered on the Delivery Date.

      "Insured Parties" and "Financing Parties" shall each mean the Sublessor, the Participants, the Owner-Trustee (both in its individual capacity and as Owner-Trustee) and the Security Trustee.

      "Lease" or "Lease Agreement" shall mean the Lease Agreement
(146-89-17) dated as of December 1, 1989, between the Owner-Trustee, as lessor, and the Lessee, as lessee.

      "Lease Event of Default" shall mean an Event of Default under the Lease.

      "Lease Operative Agreements" shall mean and include the Trust
Agreement, the Participation Agreement, the Lease, the Assignment of Sublease, the P.L.C. Agreement, the Notes outstanding at the time of reference, the Security Agreement and the Tax Indemnity Agreement.

      "Lessor" and "Owner-Trustee" shall mean First Security Bank of Utah, National Association in its capacity as trustee under the Trust Agreement and its successors in trust thereunder.

      "Lien" shall mean any mortgage, pledge, security interest, lien, encumbrance or other charge of any kind with respect to property (real, personal or mixed, tangible or intangible).

      "Maintenance Cost Contributions" shall mean amounts payable to Sublessor in respect of certain maintenance of the Aircraft based on Cycle utilization and calculated and payable as provided in Section 6(e) hereof and
Schedule 2 of the Initial Sublease Acceptance Supplement.

      "Manufacturer" shall mean British Aerospace (Commercial Aircraft) Limited, a company organized under the laws of England, any corporation which succeeds thereto by merger or consolidation or which acquires all or substantially all of the assets thereof.

      "Noteholder" shall mean the holder of any Note issued and outstanding under the Security Agreement.

      "Note Purchaser" shall mean each of the Note Purchasers named in the Participation Agreement and their respective successors and assigns, including successive holders of the Notes.

      "Notes" shall mean the Secured Notes of the Owner-Trustee issued under and pursuant to the Security Agreement.

      "Other Subleases" shall mean the other lease and/or sublease agreements entered into from time to time by Sublessee with respect to the Additional Aircraft.

      "Overdue Rate" shall mean the lesser of the maximum rate permitted by Applicable Law and the rate per annum equal to the sum of one and one-half percentage points (1 1/2%) plus the Prime Rate. For purposes of this definition "Prime Rate" shall mean the rate from time to time published in The Wall Street Journal under the caption "Money Rates" as the prime rate.

      "P.L.C. Agreement" shall mean the P.L.C. Agreement (146-89-17) dated as of December 1, 1989, among British Aerospace Public Limited Company (an Affiliate of the Manufacturer and the Seller), the Trustor, the Owner-Trustee, the Note Purchasers and the Security Trustee.

      "Participants" shall mean the Note Purchasers and the Trustor.

      "Participation Agreement" shall mean the Participation Agreement (146-89-17) dated as of December 1, 1989, among the Lessee, the Owner-Trustee, the Participants and the Security Trustee.

      "Parts" shall mean any and all appliances, parts, instruments, appurtenances, accessories, furnishings, seats, and other equipment of whatever nature (other than Engines or engines and temporary replacement parts as provided in Section 8 of this Sublease), which may from time to time be incorporated or installed in or attached to the Airframe or any Engine.

      "Permitted Liens" shall have the meaning assigned thereto in Section 11 hereof.

      "Person" shall mean an individual, partnership, corporation, trust, unincorporated organization or government or any agency or political subdivision thereof.

      "Rent" shall mean all Basic Rent and Supplemental Rent hereunder.

      "Rent Dates" shall mean the Delivery Date and the first day of each month occurring thereafter throughout the Term, all as set out in Schedule 2 of the Initial Sublease Acceptance Supplement.

      "Rental Period" shall mean the period from and including any Rent Date to and including the day preceding the next Rent Date or in the case of the last Rental Period, the Expiry Date.

      "Replacement Engine" shall mean any engine conveyed to Sublessor or its nominee pursuant to Section 9(c) hereof in replacement of an Engine subleased hereunder.

      "Security Agreement" shall mean the Security Agreement-Trust Deed (146-89-17) dated as of December 1, 1989, between the Owner-Trustee, as debtor, and the Security Trustee, as secured party.

      "Security Trustee" shall mean State Street Bank and Trust Company of Connecticut, National Association and its successors in trust as security trustee under the Security Agreement.

      "Seller" means British Aerospace Holdings, Inc., successor in interest to British Aerospace, Inc.

      "Stipulated Loss Value" shall mean the amount determined in accordance with Schedule 3 to the Initial Sublease Acceptance Supplement.

      "Sublease Acceptance Supplement" shall mean a Sublease Acceptance Supplement, substantially in the form of Exhibit A hereto, entered into on the acceptance of the Aircraft subleased hereunder and any subsequent Sublease Acceptance Supplement entered into pursuant to Section 9(c) hereof or otherwise.

      "Sublessor" shall mean Jet Acceptance Corporation, a Delaware corporation, and any permitted assigns pursuant to Section 19 hereof.

      "Sublessor Lien" shall mean any Lien or disposition of title affecting the Aircraft, the Airframe, any Engine or any Part arising as a result of (i) claims against Sublessor or any Financing Party not related to the transactions contemplated by this Sublease, (ii) any act or omission of Sublessor or any Financing Party which is not related to the transactions contemplated by this Sublease or is violation of any of the terms of this Sublease, (iii) claims against Sublessor or any Financing Parties with respect to Taxes or Expenses against which Sublessee is not required to indemnify Sublessor, (iv) claims against Sublessor or any Financing Parties arising out of any voluntary transfer by Sublessor or any Financing Parties in the Aircraft, the Lease Operative Agreements or this Sublease, other than a transfer of the Aircraft or any interest therein pursuant to Sections 8 or 9 or pursuant to the exercise of the remedies set forth in Section 16 hereof or (v) Liens existing on or prior to the Delivery Date.

      "Supplemental Rent" shall mean all amounts, liabilities and obligations (other than Basic Rent) which the Sublessee is obligated to pay hereunder, including, without limitation, Maintenance Cost Contributions and Stipulated Loss Value payments.

      "Tax" shall mean all license and registration fees and all taxes, levies, imposts, duties, charges or assessments of any nature whatsoever together with any penalties, additions to tax, fines or interest thereon.

      "Tax Indemnity Agreement" shall mean the Tax Indemnity Agreement (146-89-17) dated as of December 1, 1989, between the Lessee and the Trustor.

      "Term" shall have the meaning specified in Section 3(a) hereof.

      "Trust Agreement" shall mean the Trust Agreement (146-89-17) dated as of December 1, 1989, between the Trustor and First Security Bank of Utah, National Association, as Owner-Trustee.

      "Trust Estate" shall mean all the estate, right, title and interest of the Owner-Trustee in, to and under the Airframe and Engines and the Operative Agreements, including, without limitation, all funds advanced to the Owner-Trustee by the Trustor, all proceeds from the sale of the Notes, all installments and other payments of Rent (including, without limitation, Stipulated Loss Values), insurance proceeds, condemnation awards, purchase price and sale proceeds, and all other proceeds of any kind for or with respect to the Airframe and Engines and the Operative Agreements.

      "Trustor" shall mean Emerson Capital Corporation, a Delaware corporation, and its successors and permitted assigns as trustor under the Trust Agreement.

      "United States" shall mean the United States of America.


SECTION 2.       ACCEPTANCE UNDER SUBLEASE AND CONDITIONS PRECEDENT.

      (a) Acceptance under Sublease. On the Delivery Date, Sublessor shall sublease to Sublessee, and Sublessee shall accept and sublease from Sublessor, the Aircraft on the terms and conditions set forth herein, such subleasing to be evidenced by the execution and delivery on the Delivery Date of a Sublease Acceptance Supplement.

      (b) Conditions Precedent to Obligations of Sublessor. Sublessor's obligation to sublease the Aircraft to Sublessee is subject to the fulfillment of the following conditions to the satisfaction of Sublessor on or before the Delivery Date:

              (i) Representations and Warranties. The representations, warranties and assurances of the Sublessee set forth in Section 21 hereof shall be true on the Delivery Date, and no Default or Event of Default shall have occurred and be continuing and Sublessee shall have furnished to Sublessor a certificate of an officer of Sublessee to such effect dated the Delivery Date confirming such facts;

             (ii) No Change in Applicable Law. No change shall have occurred after the date of execution and delivery of this Sublease in Applicable Law or interpretation thereof by appropriate regulatory authorities which, in the reasonable opinion of Sublessor or its counsel, would make it illegal or the probability of illegality for Sublessor to enter into, or to perform any of its obligations under, this Sublease is substantial and such illegality or probable illegality is not due to any act or omission of Sublessor.

            (iii) No Material Adverse Change. There shall not have been any material adverse change in the business, assets, liabilities, financial condition, results, operations or business prospects of Sublessee.

             (iv) Sublessee Documents. Sublessee shall have furnished to Sublessor the following documents in form and substance reasonably satisfactory to Sublessor:

                   (A) A certified copy of the resolution(s) adopted by Sublessee's Board of Directors (or appropriate committee thereof) authorizing the execution and performance of this Sublease and each agreement contemplated hereunder;

                   (B) An incumbency certificate setting out the names and the signatures of the officers of Sublessee authorized to sign this Sublease, the Initial Sublease Acceptance Supplement and any other documents provided for herein or contemplated hereby;

                   (C)  Certificates of insurance coverage required by
                 Section 10 hereof, as well as a broker's letter, all issued in the form and substance required under said Section 10;

                   (D) An opinion in the form of Exhibit B-1 hereto issued to Sublessor by legal counsel of Sublessee;

                   (E) Evidence that all regulatory approvals and certifications required by Sublessee to operate the Aircraft in the transport category (Passenger), including, but not limited to, that of the FAA have been obtained.

                 (v) Other Agreements. Sublessor shall have received copies of the Avro JetSpares Agreement and the Allied Signal Agreement duly executed by each of the parties thereto;

                 (vi) Opinion of FAA Counsel. Sublessor shall have received from Daugherty, Fowler & Peregrin, special FAA counsel, an opinion as to the eligibility of this Sublease for recordation at the FAA and the due filing thereof for recordation at the FAA.

         (c) Conditions Precedent to Obligations of Sublessee. Sublessee's obligation to sublease the Aircraft from Sublessor is subject to the fulfillment of the following conditions to the satisfaction of Sublessee on or before the Delivery Date:

                 (i) No Change in Applicable Law. No change shall have occurred after the date of execution and delivery of this Sublease in Applicable Law or interpretation thereof by appropriate regulatory authorities which, in the reasonable opinion of Sublessee or its counsel, would make it illegal or the probability of illegality for Sublessee to enter into, or to perform any of its obligations under, this Sublease is substantial and such illegality or probable illegality is not due to any act or omission of Sublessee.

                 (ii) Condition of Aircraft. Aircraft is equipped and is delivered in the condition as required by Section 2.1 of the Agreement to Lease.

                 (iii) Avro JetSpares Program. Sublessee shall have entered into an agreement with Avro for a BAe 146 Airframe JetSpares Program ("Avro JetSpares Program"), such agreement to contain commercial terms substantially similar to those set forth in Appendix 2 to the Memorandum of Understanding dated July 6, 1995 between AMO and Sublessee (the "MOU") and otherwise reasonably acceptable to Sublessee;

                 (iv) EMCPP. ASA shall have entered into an agreement with Allied Signal for a BAe 146 Engine Maintenance Cost Protection Program ("EMCPP") covering the Engines on the Aircraft, such agreement to contain commercial terms substantially similar to those set forth in Appendix 3 to the MOU and otherwise reasonably acceptable to Sublessee; and

                 (v) Sublessor Documents. Sublessor shall have furnished to Sublessee the following documents in form and substance reasonably satisfactory to Sublessee.

                     (A) A certified copy of the resolution(s) adopted by Sublessor's Board of Directors (or appropriate committee thereof) authorizing the execution and performance of this Sublease and each agreement contemplated hereunder;

                     (B) An incumbency certificate setting out the names and the signatures of the officers of Sublessor authorized to sign this Sublease, the Initial Sublease Acceptance Supplement and any other documents provided for herein or contemplated hereby;

                     (C) The instrument and legal opinion which is required to be delivered by Section 4.2.2 of the Agreement to Lease shall have been delivered to Sublessee; and

                     (D) An opinion in the form of Exhibit B-2 hereto issued to Sublessee by legal counsel of Sublessor.


SECTION 3.           TERM AND RENT.

     (a) Term. Unless sooner terminated by the terms of this Sublease or by agreement in writing, the term (the "Term") shall commence on the Delivery Date and shall continue until the Expiry Date.

         (b) Basic Rent. Sublessee agrees to pay Basic Rent for the Aircraft on the Rent Dates and in the amounts set out in Schedule 2 of the Initial Sublease Acceptance Supplement.

         (c) Supplemental Rent. Sublessee also agrees to pay to Sublessor, or to whomever shall be entitled thereto, any and all Supplemental Rent when the same shall become due and owing, and in the event of any failure on the part of Sublessee to pay any Supplemental Rent, Sublessor shall have all rights, powers and remedies provided for herein or by law or equity in the case of nonpayment of Basic Rent. Sublessee shall also pay, on demand, as Supplemental Rent, interest at the Overdue Rate on any part of any installment of Basic Rent not paid when due for any period for which the same shall be overdue and, to the extent permitted by Applicable Law, on any payment of Supplemental Rent not paid when due for the period until the same shall be paid.

         (d) Manner of Payment. All Rent shall be paid by Sublessee to Sublessor at its address referred to in Section 20 hereof, or as Sublessor may otherwise direct in writing to Sublessee at least 5 Business Days prior to the next Rent Date, in immediately available funds consisting of lawful currency of the United States, so that Sublessor receives the full amount of such payment by close of its business on the due dates thereof. If any Rent is due on a day which is not a Business Day, such Rent shall be paid on the next succeeding Business Day, and no interest shall accrue with respect to such payment of Rent if such payment is made on such next succeeding Business Day.

         (e) Security Deposit. On the Delivery Date a deposit shall be established in the amount and as otherwise provided in Section 7.1 of the Agreement to Lease as security for the performance by Sublessee of its obligations hereunder (the "Security Deposit"). If any Default or Event of Default has occurred and has not been cured within the applicable notice and cure period and is continuing under this Sublease or under any Other Sublease, Sublessor may apply such portion of the Security Deposit as may be necessary to satisfy Sublessee's obligations to pay Sublessor any sums due and payable by Sublessee to Sublessor (including any sums advanced or expended by Sublessor to perform, or cause to be performed, the obligations of Sublessee to which such Default or Event of Default relates). If Sublessor so applies all or any portion of the Security Deposit, Sublessee shall, immediately upon written demand of Sublessor, provide to Sublessor for restoration of the Security Deposit additional security in the form of cash in an amount equal to the amount of the Security Deposit so applied by Sublessor so as to restore the Security Deposit to the original amount thereof as of the Delivery Date.

         Provided that Sublessee shall on such date have complied with all the provisions of this Sublease and each of the Other Subleases which it is obliged to observe or perform and no Default or Event of Default shall exist which has not been cured within the applicable notice and cure period and shall be continuing hereunder or thereunder, Sublessor will pay to Sublessee an amount equal to the then existing amount of the Security Deposit held by Sublessor on the date which is five (5) Business Days after the expiry or termination of this Sublease and the return of the Aircraft to Sublessor in accordance with the provisions of Section 13 hereof.

         (f)     Early Termination by Sublessee.

         (i)  In the event that:

                 (A) as a result of any rule, regulation, order or other action by the Federal Aviation Administration, the normal use of the Aircraft by Sublessee shall have been prohibited for a period of more than 3 consecutive months and such prohibition is not due to any act or failure to act of Sublessee; or

                 (B) as a result of the occurrence of any condemnation, confiscation, requisition or taking of title or use of the Aircraft or the Airframe not constituting an Event of Loss, the normal use of the Aircraft by Sublessee shall have been prevent for a period of more than 30 consecutive days and such condemnation, confiscation, requisition or taking of title or use is not due to any act or failure to act of Sublessee;

then Sublessee may at any time, at its option, terminate this Sublease, and the termination date shall be the date Sublessee gives notice of such termination ("Termination Date A"); provided, however, additionally, Sublessee's obligation to pay rent shall abate after 30 consecutive days with regard to a prohibition to which Section 3(f)(i)(A) shall be applicable. In connection with any termination of this Sublease pursuant to this Section 3(f)(i), Sublessee shall return the Aircraft in accordance with the provisions of Section 13 hereof unless it is not possible or practicable for Sublessee to comply with the provisions of such Section because of the occurrence of such events. Upon such delivery of the Aircraft and upon payment of all amounts due and payable and/or accrued under this Sublease as of Termination Date A, this Sublease shall terminate (except for such liabilities and obligations of Sublessee or Sublessor which expressly survive termination of this Sublease pursuant to the terms hereof).

         (ii) Sublessee shall have the absolute right to terminate this Sublease on the second anniversary of the Delivery Date ("Termination Date B") provided that Sublessee has given Sublessor at least 90 days written notice of its intent to so terminate this Sublease . On Termination Date B Sublessee shall return the Aircraft to Sublessor in accordance with the terms of Section 13 hereof and pay to Sublessor an amount equal to the sum of all Rent due and payable and/or accrued on or prior to such Termination Date B. Upon the return of the Aircraft as provided above and the payment in full of all Rent payable as provided in this paragraph (ii), this Sublease (except for such liabilities and obligations of Sublessee which expressly survive termination of this Sublease pursuant to Section 14 hereof) shall terminate.


SECTION 4.           NET SUBLEASE, ETC.

         Except as otherwise provided in Section 6(e) hereof, this Sublease is a net sublease. Sublessee acknowledges and agrees that its obligations to pay all Rent due and owing under the terms hereof shall be absolute and unconditional and shall not be affected by any circumstances whatsoever, including, without limitation (a) any setoff, counterclaim, recoupment, defense or other right which Sublessee may have against the Sublessor or any other Person for any reason whatsoever, (b) any defect in airworthiness, eligibility for registration under the Federal Aviation Act, condition, design, operation or fitness for use of, or any damage to or loss or destruction of, the Aircraft, or any interference, interruption or cessation in or prohibition of the use or possession thereof by Sublessee for any reason whatsoever, including, without limitation, any such interference, interruption, cessation or prohibition resulting from the act of any governmental authority,
(c) any Liens, encumbrances or rights of others with respect to the Aircraft other than any Sublessor Lien which interrupts Sublessee's possession of the Aircraft, (d) the invalidity or unenforceability or lack of due authorization or other infirmity of this Sublease or any lack of right, power or authority of Sublessor or Sublessee to enter into this Sublease, (e) any insolvency, bankruptcy, reorganization or similar proceedings by or against Sublessee, or any other Person, or (f) any other cause whether similar or dissimilar to the foregoing, any present or future law notwithstanding, it being the intention of the parties hereto that all Rent being payable by Sublessee hereunder shall continue to be payable in all such events in the manner and at the time provided herein. Such Rent shall not be subject to any abatement and the payments thereof shall not be subject to any setoff or reduction for any reason whatsoever, including any present or future claims of Sublessee against Sublessor under this Sublease or otherwise. To the extent permitted by Applicable Law, Sublessee hereby waives any rights which it may now have or which may be conferred upon it, by statute or otherwise, to terminate, cancel, quit or surrender this Sublease except in accordance with the terms hereof. Nothing contained in this Section 4 shall be construed to limit the right of Sublessee to make any claim it might have at law or in equity against Sublessor or any other Person (including, without limitation, that Rent payments paid by Sublessee were erroneous) or to pursue such claim in such manner as Sublessee shall deem appropriate.


SECTION 5.    DISCLAIMER OF REPRESENTATIONS AND WARRANTIES; QUIET ENJOYMENT.

         (a) Disclaimer of Warranties. EXCEPT AS EXPRESSLY SET FORTH BELOW WITH RESPECT TO SUBLESSOR, SUBLESSOR SUBLEASES THE AIRCRAFT HEREUNDER "AS-IS" AND NEITHER SUBLESSOR, LESSOR (IN ITS INDIVIDUAL CAPACITY OR OTHERWISE) NOR THE TRUSTOR SHALL BE DEEMED TO HAVE MADE ANY REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, AS TO THE TITLE, AIRWORTHINESS, CONDITION, VALUE, DESIGN, OPERATION, MERCHANTABILITY OR FITNESS FOR USE OF THE AIRCRAFT, AS TO THE ABSENCE OF LATENT OR OTHER DEFECTS, WHETHER OR NOT DISCOVERABLE, AS TO THE ABSENCE OF ANY INFRINGEMENT OF ANY PATENT, TRADEMARK OR COPYRIGHT, AS TO THE ABSENCE OF OBLIGATIONS BASED ON STRICT LIABILITY IN TORT, OR AS TO THE QUALITY OF THE MATERIAL OR WORKMANSHIP OF THE AIRCRAFT OR (EXCEPT AS SET FORTH BELOW) ANY OTHER REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, WITH RESPECT TO THE AIRCRAFT. Nothing in this Section 5(a) shall be deemed to modify or otherwise affect any warranties or other obligations of the Manufacturer or any other manufacturer, subcontractor or supplier to Sublessee with respect to the Airframe or any Engine or Part.

         (b) Quiet Enjoyment. Sublessor hereby represents and warrants that it has a valid and enforceable leasehold interest in the Aircraft subject to the right of the Financing Parties under the Lease Operative Agreements. Sublessor covenants and agrees to make all payments require to be made by it under the Lease Operative Agreements and to take all actions required of it under the Lease Operative Agreements in order for its leasehold interest in the Aircraft to be undisturbed and to cause the Lease to remain in full force and effect in accordance with its terms throughout the Term. During the Term, as long as no Event of Default has occurred and has not been cured within the applicable notice and cure period and is continuing under this Sublease, Sublessor covenants and agrees that Sublessee's right to complete peaceful and quiet possession and use of the Aircraft shall not be interrupted by Sublessor, any Financing Party, or anyone claiming solely through or under Sublessor or any Financing Party.

         (c) Benefit of Certain Warranties. Sublessor agrees to, and authorizes Sublessee to, exercise during the Term such rights as Sublessor or Lessor may have under any warranty, express or implied, with respect to the Aircraft made by any manufacturer, supplier or subcontractor, to the extent the same may be assignable or made available to Sublessee, and Sublessor agrees that upon Sublessee's request Sublessor shall use all reasonable efforts to enforce such rights as Sublessor may have with respect thereto for the benefit of Sublessee (including, without limitation, in those situations in which such rights are not assignable to Sublessee).


SECTION 6.           POSSESSION; OPERATION AND USE; MAINTENANCE; INSIGNIA;
                     MAINTENANCE COST CONTRIBUTIONS.

         (a) Possession. Sublessee shall not sub-sublease or otherwise in any manner deliver, relinquish or transfer possession of the Airframe or any Engine subleased hereunder to any Person or install any Engine, or permit any Engine to be installed, on any airframe other than the Airframe during the Term without the prior written consent of Sublessor, provided, however, that so long as (1) no Default or Event of Default shall have occurred and be continuing at the time of such delivery, relinquishment or transfer of possession and (2) Sublessee shall comply with the provisions of Section 10 hereof, Sublessee may, without the prior written consent of Sublessor:

                 (i) deliver possession of the Airframe or any Engine to the manufacturer thereof for testing or other similar purposes or to any organization for service, repair, maintenance or overhaul work on the Airframe or such Engine or for alterations or modifications in or additions to the Airframe or such Engine to the extent required by the terms of this Sublease;

                 (ii) subject the Aircraft or Airframe or any Engine to normal interchange agreements or to normal pooling agreements or arrangements with any Certified Air Carrier, in each case customary in the airline industry and entered into by Sublessee in the ordinary course of its business, provided, that no transfer of the registration of the Aircraft shall be effected in connection therewith, and provided further, that (A) no such agreement or arrangement contemplates or requires the transfer of title to the Airframe or Engines and (B) if Lessor's title to the Airframe or any Engine shall be divested under any such agreement or arrangement, such divestiture shall be deemed to be an Event of Loss with respect to such Airframe or Engine and Sublessee shall comply with Section 9 hereof in respect thereof, Sublessor not intending hereby to waive any right or interest it may have in or to the Aircraft, Airframe or any Engine under Applicable Law until compliance by Sublessee with such Section 9;

                (iii) install an Engine on an airframe owned by Sublessee free and clear of all Liens, except (A) Permitted Liens, (B) those which apply (and upon such installation shall continue to apply) only to the engines (other than Engines), appliances, parts, instruments, appurtenances, accessories, furnishings and other equipment (other than Parts) installed on such airframe (but not to the airframe as an entirety) and (C) those created by the rights of other Certified Air Carriers under normal interchange agreements customary in the airline industry which do no contemplate, permit or require the transfer of title to the airframe or engines installed thereon;

                 (iv) install an Engine on an airframe leased to Sublessee or purchased by Sublessee subject to a conditional sale or other security agreement, provided that (A) such airframe is free and clear of all Liens except (x) the rights of the parties to the lease, conditional sale or other security agreement and (y) Liens of the type permitted by clause (iii) above, and (B) such lease, conditional sale or other security agreement effectively provided that such Engine shall not become subject to the lien of such lease, conditional sale or other security agreement, notwithstanding the installation thereof on such airframe;

                 (v) install an Engine on an airframe owned by Sublessee, leased by Sublessee or purchased by Sublessee subject to a conditional sale or other security agreement under circumstances where neither clause (iii) nor clause (iv) above is applicable, provided that such installation shall be deemed an Event of Loss with respect to such Engine and Sublessee shall comply with Section 9 hereof, Sublessor not intending hereby to waive any right or interest it may have in or to such Engine under Applicable Law until compliance by Sublessee with such Section 9;

         Sublessee agrees that the rights of any transferee who receives possession by reason of a transfer permitted by this Section 6(a) (other than by a transfer of the Airframe or an Engine which is deemed an Event of Loss as to which Sublessee is complying with the provisions of Section 9 hereof) shall be subject and subordinate to all of the terms of this Sublease, the Lease and the Security Agreement. Notwithstanding any transfer pursuant to this Section 6(a), Sublessee shall remain primarily liable hereunder for the performance of all of the terms of this Sublease to the same extent as if such transfer of possession had not occurred. Sublessee shall give prompt written notice to Sublessor of any transfer of possession of the Airframe and/or any Engine permitted under this
Section 6(a) of more than six consecutive months.

         In the event Sublessor shall have received from the lessor or secured party of any airframe or engine leased to Sublessee or purchased by Sublessee subject to a conditional sale or other security agreement a written agreement which provides that the lessor or secured party under such agreement shall not acquire or claim any right, title or interest in any Engine and the lease or conditional sale or other security agreement covering such airframe also covers engines or engines owned by the lessor under such lease or subject to a security interest in favor of the secured party under such conditional sale or other security agreement, Sublessor hereby agrees for the benefit of such lessor or secured party that Sublessor will not acquire or claim, as against such lessor or secured party, any right, title or interest in any such engine as the result of such engine being installed on the Airframe at any time while such engine is owned by such lessor or is subject to such conditional sale or other security agreement or security interest in favor of such secured party. The existence of a clause substantially similar to the foregoing in such lease, conditional sale or other security agreement whereby the lessor or secured party, as the case may be, is substituted for Sublessor, shall suffice as the required written agreement.

(b)     Operation and Use.   Sublessee agrees not to (i) operate the Airframe or
any Engine or permit the Airframe or any Engine to be operated except in a passenger configuration, in commercial or other operations for which Sublessee is duly authorized by the FAA or other governmental authority having jurisdiction over such Airframe or Engine; (ii) use or permit the Aircraft to be used for a purpose for which the Aircraft is not designed or reasonably suitable; (iii) base the Aircraft outside the United States or operate, use or locate the Airframe or any Engine, or suffer the Airframe or such Engine to be operated, used or located (A) in any area excluded from coverage by any insurance required by the terms of Section 10 hereof, (B) outside the United States or (C) in any recognized or threatened area of hostilities. Sublessee will not permit the Aircraft or any Engine to be maintained, used or operated during the Term in violation of any Applicable Law or, for matters not covered by Applicable Law, contrary to any manufacturer's operating manuals or instructions. Sublessee agrees not to operate the Aircraft, or suffer the Aircraft to be operated during the Term (i) unless the Aircraft is covered by insurance as required by the provisions of Section 10 hereof, or (ii) contrary to the terms of such insurance.

         (c) Maintenance. Sublessee, at its own cost and expense, shall service, repair, maintain and overhaul, test or cause the same to be done to the Airframe and each Engine during the Term (i) so as to keep such Airframe and Engine in as good operating condition and appearance as when delivered to Sublessee by Sublessor hereunder, ordinary wear and tear excepted, (ii) so as to keep such Airframe and Engine in such operating condition as may be necessary to enable the airworthiness certification of the Aircraft to be maintained in good standing at all times under the applicable rules and regulations of the FAA; (iii) in the same manner and with the same care as used with the same or similar aircraft and/or engines owned or operated by Sublessee; (iv) in accordance with Sublessee's FAA-approved maintenance program; and (v) in accordance with all Airworthiness Directives and Service Bulletins designated by the Manufacturer as "Mandatory", in each case having a compliance date during the Term. Sublessee shall maintain all records, logs and other materials required by the Department of Transportation or the FAA to be maintained in respect of the Aircraft and shall promptly furnish to Sublessor or Lessor upon request such information as may be necessary to file any reports required to be filed by Sublessor or Lessor with any governmental authority because of Sublessee's use or operation of the Aircraft.

         (d) Insignia. On the Delivery Date for the Airframe, Sublessor shall have placed in the cockpit of the Airframe in a location reasonably adjacent to the airworthiness certificate of the Aircraft, and on each Engine, a metal nameplate identifying the leasehold interest of Sublessor, the ownership interest of the Lessor in the Aircraft and the security interest of the Security Trustee in the Aircraft, as follows:

              "FIRST SECURITY BANK OF UTAH, NATIONAL ASSOCIATION,
                        Owner-Trustee, Owner and Lessor
                     Leased to JET ACCEPTANCE CORPORATION,
                             Lessee and Sublessor"

                             "STATE STREET BANK AND
              TRUST COMPANY OF CONNECTICUT, NATIONAL ASSOCIATION,
                         Security Trustee and Mortgagee

Sublessee will not allow the name of any Person other than Sublessor, Lessor or the Security Trustee, or their respective successors or assigns, to be placed on the Aircraft or any Engine as a designation that might be interpreted as a claim of ownership or of any interest therein, provided, however, that Sublessee may operate the Aircraft in its livery, including its name and logo.

         (e)     Maintenance Cost Contributions.

                 (i) In addition to Basic Rent, Sublessee shall pay to Sublessor in relation to each Rental Period (including without limitation the last Rental Period of the Term), on the 15th day following the end of such Rental Period, Maintenance Cost Contributions at the Contribution Rate for each Cycle of operation of the Airframe during such Rental Period. Concurrently with the payment of Maintenance Cost Contributions, Sublessee shall report to Sublessor the number of Cycles accumulated on the Airframe undercarriage and each Engine in respect of the period for which payment is being made. Sublessee acknowledges and agrees that it shall have no right or interest in Maintenance Cost Contributions or in any interest earned by Sublessor thereon.

                 (ii) Upon submission by Sublessee to Sublessor of invoices or receipts (in form and substance reasonably satisfactory to Sublessor) evidencing the performance in accordance with the provisions hereof by or at the direction of Sublessee of:

                     (A) with respect to the Airframe undercarriage, the repair or overhaul, in accordance with Sublessee's FAA-approved maintenance program, of the flight cycle or time life limited parts listed in Exhibit D hereto (the "Undercarriage Life Limited Parts"); and

                     (B) with respect to any Engine, the replacement, in accordance with Sublessee's FAA-approved maintenance program, of the flight cycle or time life limited parts listed in Exhibit E hereto (the "Engine Life Limited Parts");

         Sublessor shall, provided that no Default or Event of Default under
         Section 15(a) hereof has occurred and has not been cured within the applicable notice and cure period and is continuing or no event of default under any Other Sublease has occurred and has not been cured within the applicable notice and cure period and is continuing, subject to Section 6(e)(iii) hereof, pay to Sublessee an amount equal to the respective costs incurred by Sublessee as evidenced by such invoices and receipts for (x) repair or overhaul of Undercarriage Life Limited Parts and (y) replacement Engine Life Limited Parts. Costs in respect of the items covered under Section 6(e) in excess of the amounts held in the maintenance contribution account during the term of this Sublease and at the return of the Aircraft upon termination of the Sublease shall be for the account of the Sublessor.

                 (iii) Sublessor shall not be obliged to make any payment to Sublessee in respect of day to day line maintenance, labor to remove and install rotable components, transportation of parts to/from vendors for repair/overhaul, import/export duties, taxes and other levies, consumable or expendable parts or costs in respect of maintenance or repair required because of premature failure of items under warranty, no fault found items, ingestion of foreign object, faulty maintenance or repair, improper operation, misuse, neglect, accidental cause or in respect of maintenance or repair to the extent that the cost of the same is recoverable under the insurance coverages required pursuant to Section 10 hereof;

                 (iv) The Contribution Rate shall be adjusted as provided in Section 5.3.3 and Exhibit E of the Agreement to Lease. Additionally, in the event that the annual utilization of the Aircraft falls below the lower of 1500 Cycles and 1500 Flight Hours, Sublessor may adjust the Contribution Rate (including the basis upon which it is calculated or payable), such that the Contribution Rate reasonably reflects the actual annual utilization of the Aircraft.

                 (v) In the event of one or more disputes between Sublessor and Sublessee in respect of payments to be made by Sublessor under Section 6(e)(ii) hereof and the aggregate amount of such dispute(s) is at least $50,000 but not more than $1,000,000, then, following exhaustion of all good faith attempts to resolve the dispute(s) by negotiation directly between Sublessor and Sublessee, Sublessor and Sublessee agree to submit such dispute(s) to final and binding arbitration to an arbitration panel of three arbitrators pursuant to the Commercial Arbitration Rules of the American Arbitration Association, such panel to sit in a neutral venue.


SECTION 7.           INSPECTION AND CERTAIN NOTICES.

         (a) Inspection. Sublessee shall, with reasonable promptness, furnish to Sublessor such information concerning the location, condition, use and operation, or other matters relating to, the Aircraft as Sublessor may reasonably request, and Sublessee, at such times as Sublessor may reasonably request during normal business hours, upon reasonable advance written notice, and in accordance with the Aircraft's operating schedule, shall permit any person or persons designated by Sublessor (and reasonably acceptable to Sublessee with regard to any inspection agents designated by Sublessor) to inspect the Aircraft, its condition, use and operation, and the inspection, modification, overhaul and other records maintained in connection therewith, and to obtain copies of such records, at such person's or persons' expense and risk.

         (b) Certain Notices. As soon as possible and in any event within 10 days after the occurrence of any Default or Event of Default which is continuing, Sublessee shall notify Sublessor of such Default or Event of Default, setting forth in detail the nature of such Default or Event of Default and the action which Sublessee proposes to take with respect thereto.
Sublessee shall as soon as reasonably practicable notify Sublessor of any "aircraft accident" as defined in 49 CFR Part 830 with respect to the Airframe or any Engine, which notice shall indicate the time, place and nature of the accident, the damage caused to property and the names and addresses of any persons injured.


SECTION 8. REPLACEMENT AND POOLING OF PARTS; ALTERATIONS, MODIFICATIONS AND ADDITIONS.

         (a) Replacement of Parts. Sublessee, at its own cost and expense, will during the Term promptly replace all Parts that may from time to time become worn out, lost, stolen, destroyed, seized, confiscated, damaged beyond repair or permanently rendered unfit for use for any reason whatsoever. In addition, in the ordinary course of maintenance, service, repair, overhaul or testing, Sublessee may remove any Parts from the Airframe or any Engine, whether or not worn out, lost, stolen, destroyed, seized, confiscated, damaged beyond repair or permanently rendered unfit for use, provided that Sublessee shall replace such Parts as promptly as practicable with replacement Parts or temporary replacement parts as provided in Section 8(c) hereof. All replacement Parts (other than temporary replacement parts installed pursuant to Section 8(c)) shall be free and clear of all Liens except Permitted Liens and shall be in as good operating condition as, and shall have a value, utility and remaining useful life at least equal to, the Part replaced assuming such replaced Part was in the condition and repair required to be maintained by the terms hereof.

         (b) Title to Parts. All Parts at any time removed from the Airframe or any Engine shall remain the property of the Lessor and subject to this Sublease, no matter where located, until such time as such Parts shall be replaced by parts that have been incorporated or installed in or attached to the Airframe or such Engine and that meet the requirements for replacement Parts specified above. Immediately upon any replacement Part becoming incorporated or installed in or attached to the Airframe or any Engine as above provided, without further act, (i) title to such replacement Part shall thereupon immediately vest in Lessor; (ii) Sublessor shall cause title to the replaced Part to be vested in Sublessee free and clear of all Sublessor Liens and all rights of the Financing Parties and the replaced Part shall no longer be deemed a Part hereunder; and (iii) such replacement Part shall become subject to this Sublease, the Lease and the Lien of the Security Agreement and be deemed part of the Airframe or such Engine, as the case may be, for all purposes hereof to the same extent as the Parts originally incorporated or installed in or attached to the Airframe of such Engine.

         (c) Pooling or Parts Leasing. Any Part removed from the Airframe or any Engine as provided in Section 8(a) hereof may be subjected by Sublessee to a normal pooling arrangement customary in the airline industry entered into in the ordinary course of Sublessee's business with any Certified Air Carrier, provided the part replacing such removed Part shall be incorporated or installed in or attached to the Airframe or such Engine in accordance with Sections 8(a) and 8(b) as promptly as possible after removal of such removed Part. In addition, any temporary replacement part when incorporated or installed in or attached to the Airframe or any Engine in accordance with
Section 8(a) hereof may be owned by another airline or vendor as customary in the airline industry, subject to such a normal pooling or leasing arrangement, provided Sublessee, at its expense, as promptly thereafter as possible, either
(i) causes title to such temporary replacement part to vest in Lessor in accordance with Section 8(b) hereof by Sublessee acquiring title thereto for the benefit of Lessor free and clear of all Liens except Permitted Liens, at which time such temporary replacement part shall become a Part and become subject to this Sublease, the Lease and the Lien of the Security Agreement; or
(ii) replaces such temporary replacement part by incorporating or installing in or attaching to the Airframe or such Engine a further replacement Part owned by Sublessee free and clear of all Liens except Permitted Liens, and by causing title to such further replacement Part to vest in Lessor in accordance with
Section 8(b) hereof.

         (d) Alterations, Modifications and Additions. Sublessee, at its own expense, shall make or cause to be made such alterations and modifications in and additions to the Airframe or any Engine as may be required to be made from time to time during the Term by Applicable Law regardless upon whom such requirements are, by their terms, nominally imposed. Should

Sublessee make any such alterations, modifications, or additions to the Airframe or any Engine, at the termination of this Sublease, Sublessor shall pay to Sublessee the "unamortized portion" of the cost of such alteration, modification or addition to the Aircraft covered by this Sublease provided that such unamortized portion of the cost when added to the unamortized portion of the cost of a like alteration, modification or addition to an aircraft subleased under any Other Sublease, exceeds Forty Thousand and No/100 ($40,000.00). The term "unamortized portion" shall mean a fraction, (i) the numerator of Dollars which shall be the number derived by subtracting from 180 the number of whole months such alteration, modification or addition was installed in the Airframe or any Engine which is the subject of this Sublease prior to Expiry Date, as same may be modified and (ii) the denominator of which shall be 180; provided, however, should Sublessor present to Sublessee facts which clearly and convincingly establish that the useful life of such alteration, modification or addition is less than 180 months, then based on such facts the foregoing reference to 180 shall be changed to the number of months of useful life of the subject alteration, modification or addition. Title to all Parts incorporated or installed in or attached or added to the Airframe or any Engine as the result of any such alteration, modification or addition required by the preceding sentence shall vest without further act in Lessor and become subject to this Sublease, the Lease and the Lien of the Security Agreement.


SECTION 9.          RISK, LOSS, DESTRUCTION OR REQUISITION.

         (a) Risk. From Sublessee's acceptance of the Aircraft on the Delivery Date and throughout the Term until redelivery in accordance with
Section 13 hereof, Sublessee shall bear all risk of loss, theft, damage and destruction of or to the Aircraft and every part thereof, and no such loss, theft, damage or destruction, nor any other event or circumstance of any nature whatsoever, shall impair or frustrate any obligation of Sublessee under this Sublease (including without limitation as to the payment of Rent or other payments) so that all such obligations shall continue in full force and effect.

         (b) Event of Loss With Respect to the Airframe. Upon the occurrence of an Event of Loss with respect to the Aircraft during the Term, Sublessee shall forthwith (and in any event within 7 days after such occurrence) give Sublessor written notice of such Event of Loss. On the date which is the first Rent Date occurring not less than 60 days after such Event of Loss (the "Casualty Termination Date"), the Sublessee shall pay Sublessor an amount equal to the sum of (i) the Stipulated Loss Value of such Aircraft as of the Casualty Termination Date, plus (ii) all other Rent due and payable and/or accrued on or prior to such Casualty Termination Date. Notwithstanding such Event of Loss, the Sublessee's obligation to pay Basic Rent hereunder up to and on such Casualty Termination Date shall continue, such Basic Rent to be payable on the Rent Date therefor.

         Upon payment in full of the Stipulated Loss Value for the Aircraft and other Rent payable as provided in the immediately preceding paragraph, (xx) this Sublease (except for Supplemental Rent obligations surviving pursuant to Section 14 hereof) shall terminate; (yy) the then existing

Security Deposit and any remaining insurance proceeds (other than proceeds of policies maintained by Sublessor or any Financing Party for its own account) shall be promptly paid over to Sublessee; and (zz) Sublessor shall cause title to such Airframe and Engines to be conveyed to Sublessee or its designee, as-is, where-is, without recourse or warranty, express or implied, except for a warranty from Sublessor against Sublessor Liens, in and to the Airframe and Engines and shall cause the release of the Lien of the Security Agreement and Sublessee shall be subrogated to all claims of Sublessor against third parties for damage to or loss of the Aircraft subject to such Event of Loss (unless any insurance carrier requires that such Airframe and Engines and/or claims be conveyed or assigned, as the case may be, to it).

         (c) Event of Loss With Respect to an Engine. Upon the occurrence during the Term of an Event of Loss with respect to an Engine not involving an Event of Loss with respect to the Airframe, Sublessee shall give Sublessor prompt written notice thereof and Sublessee shall replace, at its sole cost, such Engine as soon as reasonably practicable but in no event later than 60 days after the occurrence of such Event of Loss by duly conveying to Sublessor or its nominee as a replacement for said Engine, title to a Replacement Engine of the type specified in the Initial Sublease Acceptance Supplement or an engine of the same or another manufacturer and of the same or a comparable or improved model and suitable for installation and use on the Airframe and compatible for use with the other Engines which engine shall be free and clear of all Liens and shall have a value and utility at least equal to, and be in as good operating condition as, the Engine with respect to which such Event of Loss occurred, assuming such Engine was of the value and utility and in the condition and repair required by the terms hereof immediately prior to the occurrence of such Event of Loss. Sublessee agrees that, on the date that the Replacement Engine is delivered, the following documents, at Sublessee's sole cost and expense, shall have been duly authorized, executed and delivered by the respective party or parties thereto and shall be in full force and effect, and Sublessee shall deliver or cause to be delivered an executed counterpart of each thereof (or, in the case of the Bill of Sale referred to below, a photocopy thereof) to Sublessor, the Lessor and the Security Trustee:

                 (A) a Sublease Acceptance Supplement covering the Replacement Engine; and

                 (B) a full warranty Bill of Sale (as to title), in form and substance reasonably satisfactory to Sublessor, covering the Replacement Engine,

and to deliver an officer's certificate of Sublessee certifying that such Replacement Engine complies with this Section 9(c). Sublessee agrees to take such further action as Sublessor may reasonably request with respect to such Replacement Engine including, without limitation, any actions required to be taken by Sublessor under the Lease with respect to the interests of Lessor and Security Trustee in the Replacement Engine. Such Replacement Engine, upon being titled in the name of Sublessor or its nominee free of all Liens, shall be deemed an "Engine" as defined herein for all purposes hereof. Upon full compliance with this Section 9(c), Sublessor shall cause title in and to the Engine which suffered such Event of Loss to be conveyed to Sublessee, as-is, where-is, without recourse or warranty, express or implied, except for a warranty from Sublessor against Sublessor Liens, and shall cause the release of the Lien of the Security Agreement with respect to the Engine and Sublessee shall be subrogated to all claims of Sublessor against third parties for damage to or loss of the Engine being replaced (unless any insurance carrier requires that such Engine and/or claims be conveyed, or assigned, as the case may be, to it). No Event of Loss with respect to an Engine under the circumstances contemplated by the terms of this Section 9(c) shall result in any reduction in Rent or Sublessee's obligation to pay Basic Rent hereunder. Sublessee agrees that it shall at all time during the Term maintain on each Airframe four Engines or other engines suitable for use on such Airframe.

         (d) Payments as a Result of an Event of Loss from Governmental Authorities for Requisition of Title or Use. (i) Any payments on account of an Event of Loss (other than insurance proceeds or other payments the application of which is provided for in this Sublease) received at any time by Lessor, the Security Trustee, Sublessor or by Sublessee from any governmental authority or other Person will be applied as follows:

                     (A) if such payments are received with respect to the Airframe or the Airframe and one or more Engines attached thereto, so much of such payments as shall not exceed the Stipulated Loss Value required to be paid by Sublessee pursuant to Section 9(b) hereof, shall be applied in reduction of Sublessee's obligation to pay such Stipulated Loss Value, to the extent not already paid by Sublessee, and, to the extent already paid by Sublessee, shall be applied to reimburse Sublessee for its payment of such Stipulated Loss Value, and the balance, if any, of such payment remaining thereafter shall be paid to or retained by Sublessee; and

                     (B) if such payments are received with respect to an Engine under the circumstances contemplated by Section 9(c) hereof, such payments shall be paid over to, or retained by, Sublessee, provided that Sublessee shall have fully performed the terms of Section 9(c) hereof with respect to the Event of Loss for which payments are made.

                 (ii) In the event of a requisition for use by any government, so long as it does not constitute an Event of Loss, of the Aircraft during the Term, Sublessee shall promptly notify Sublessor of such requisition and except as provided in Section 3(f) all Sublessee's obligations under this Sublease shall continue to the same extent as if such requisition had not occurred except to the extent that any failure or delay in performance or observance of each obligation by Sublessee shall have been prevented or delayed by such requisition, provided that Sublessee's obligations for the payment of money and under Section 10 hereof shall in no way be affected, reduced or delayed by such requisition. Any payments received by Sublessor, Lessor or Security Trustee or Sublessee from such government with respect to such requisition shall be paid over to or retained by Sublessee.

                 (iii) In the event of the requisition for use by a government of any Engine (but not the Airframe), Sublessee will replace such Engine hereunder by complying with the terms of Section 9(c) hereof to the same extent as if an Event of Loss had occurred with respect to such Engine, and any payments received by Lessor, Security Trustee or Sublessor from such government with respect to such requisition shall, upon Sublessee's compliance with Section 9(c) hereof, be paid over to or retained by Sublessee.

         (e) Application of Payments During Existence of Default. Any amount referred to in this Section 9 or Section 10 hereof which is payable to Sublessee shall not be paid to Sublessee, or, if it has been previously paid directly to Sublessee, shall not be retained by Sublessee and shall promptly paid over to Sublessor, if at the time of such payment a Default or Event of Default shall have occurred and not cured within the applicable notice and grace period and be continuing (or, so long as the Lien of the Security Agreement shall not have been discharged, to the Security Trustee, or, so long as the Lien of the Security Agreement shall have been discharged and the Lien of the Assignment of Sublease shall not have been discharged, to the Owner-Trustee) as security for the obligations of Sublessee under this Sublease, and at such time as there shall not be continuing any such Default or Event of Default such amount shall be paid over to Sublessee.


SECTION 10.      INSURANCE

         (a) Third Party Liability. Sublessee shall, without expense to any Insured Party, maintain or cause to be maintained in effect, at all time during the Term, with insurers of internationally recognized responsibility, aircraft and general comprehensive liability insurance against third party bodily injury or property damage (including without limitation contractual liability, cargo liability, passenger legal liability and property damage including war risk and allied perils as Clause AV52 (all paragraphs deleted except B) (or any replacement clause therefor) with respect to the Aircraft in an amount not less than a $250,000,000 combined single limit, or such greater amounts as Sublessee may carry from time to time on other similar aircraft owned or operated by Sublessee and operated in similar circumstances as the Aircraft. Without limiting the foregoing requirements, such insurance shall be of the type usually carried by corporations engaged in the same or a similar business, similarly situated with Sublessee and owning and operating similar aircraft and engines, and covering such other risks as are customarily insured against by such corporations.

         (b) Insurance Against Loss or Damage to the Aircraft. Sublessee shall, without expense to any Insured Party, maintain or cause to be maintained in effect, at all times during the Term, with insurers of internationally recognized responsibility, all-risk, agreed value ground and flight hull insurance and unless the Aircraft is located or operated outside the United States, excluding war risks and allied perils (but including extended coverage against the type of risks excluded by clauses (c), (e) and (g) of the War, Hijacking and Other Perils Exclusion Clause (AVN 48B)) (or any replacement clause therefor), covering the Aircraft in respect of a total loss of such Aircraft in an amount not less than the Stipulated Loss Value thereof from time to time.

Such hull insurance shall cover Engines or engines and Parts temporarily removed from the Airframe pending replacement by installation of the same or similar Engines, engines or Parts on the Airframe. Without limiting the foregoing requirements, such insurance shall be of the type usually carried by corporations engaged in the same or a similar business, similarly situated with Sublessee and owning and operating similar aircraft and engines, and covering such other risks as are customarily insured against by such corporations. If and to the extent that Sublessee maintains war risk insurance (including governmental confiscation insurance) in effect with respect to other similar owned or leased aircraft in its fleet and used in similar operations or if the custom of the industry is to carry such insurance with respect to aircraft operated on the same or similar routes on which the Aircraft is operated, Sublessee shall maintain or cause to be maintained such insurance in effect with respect to the Aircraft in an amount in respect of the Aircraft not less that the Stipulated Loss Value of the Aircraft from time to time.

         (c) Additional Insureds; Loss Payee. All insurance carried in accordance with this Section 10 shall be in full force and effect throughout any geographical areas at any time traversed by the Aircraft and shall be payable in Dollars in the United States. Sublessee shall cause all policies of insurance carried in accordance with this Section 10 to name the Insured Parties as additional insureds as their respective interests may appear. Such policies shall provide with respect to such additional insureds that (i) none of their respective interests in such policies shall be invalidated by any act or omission or breach of warranty of Sublessee or any other named insured; (ii) no cancellation or lapse of coverage for nonpayment of premium or otherwise, and no material change of coverage which adversely affects the interests of such additional insureds, shall be effective as to such additional insureds until 30 days (or such lesser period as may be customary in the case of the non-payment of any premium or any war risk coverage) after receipt by such additional insureds of written notice from the insurers of such cancellation, lapse or change; (iii) they shall have no liability for premiums or commissions with respect to such policies; (iv) the liability policies will be primary without any right of contribution from any other insurance carried by such additional insureds; and (v) the insurers waive any rights of set-off, counterclaim, deduction or subrogation against such additional insureds. Each liability policy shall provide that all the provisions thereof, except the limits of liability, shall operate in the same manner as if there were a separate policy covering each insured. Each hull policy shall provide that, so long as the insurers shall not have received written notice that an Event of Default has occurred and is continuing, any proceeds of $2,500,000 or less shall be payable to Sublessee; and any proceeds in excess of $2,500,000, and any proceeds in respect of a total loss, or if the insurers shall have received written notice that a Lease Event of Default has occurred and is continuing, any single loss, regardless of the amount, shall be payable to the Security Trustee so long as the Security Agreement is in effect and to Lessor after the Lien of the Security Agreement shall have been discharged and that any such loss shall be adjusted with Sublessor, subject to the approval of Lessor (which approval Sublessor shall use commercially reasonable efforts to obtain).

         (d) Deductible and Self Insurance. Sublessee may from time to time self-insure, by way of deductible or premiums adjustment provisions in insurance policies, the risks required to be insured against pursuant to this
Section 10 in such reasonable amounts as are then applicable to similar owned or leased aircraft in Sublessee's fleet but in no case shall such self-insurance exceed an aggregate hull and liability self-insurance retention of $500,000 per Aircraft per occurrence (or in the case of hull insurance such greater amount as may from time to time be customary in the United States Aviation Insurance Industry for BAe Model 146-200A aircraft).

         (e) Application of Hull Insurance Proceeds. Any payments received by Sublessor, Lessor or Security Trustee under policies of hull insurance required to be maintained by Sublessee pursuant to this Section 10, shall be applied as follows:

               (i) if such payments are received with respect to loss or damage (including an Event of Loss with respect to an Engine) not constituting an Event of Loss with respect to the Airframe, such payments shall be paid over to or retained by Sublessee upon, or at Sublessor's option in conjunction with, Sublessee's performance of its repair or replacement obligations under this Sublease; and

              (ii) if such payments are received with respect to an Event of Loss with respect to the Airframe, so much of such payments as shall not exceed the amount required to be paid by Sublessee pursuant to Section 9(b) hereof shall be applied in reduction of Sublessee's obligations to pay such amount if not already paid by Sublessee, and to reimburse Sublessee if it shall have paid all or part of such amount, and the balance , if any, of such payments shall be promptly paid over to, or retained by, Sublessee.

         (f) Insurance for Own Account. Nothing in this Section 10 shall prohibit Sublessor, Lessor or Trustor from obtaining insurance for its own account, and any proceeds payable thereunder shall be payable as provided in the insurance policy relating thereto, provided that no such insurance may be obtained which would limit or otherwise adversely affect the coverage or payment of insurance required to be obtained or maintained pursuant to this
Section 10.

         (g) Reports, Etc. On the Delivery Date Sublessee, shall furnish to the Insured Parties a report (together with all applicable certificates of insurance) signed by a firm of independent aircraft insurance brokers, appointed by Sublessee and reasonably satisfactory to Sublessor, with respect to insurance then carried and maintained on the Aircraft, which report shall state that such insurance complies with the terms hereof, and during the Term Sublessee will also furnish to the Insured Parties, (i) evidence of renewal of the insurance policies in satisfactory form required pursuant to this Section 10 prior to the cancellation, lapse or expiration of such insurance policies and (ii) on the renewal dates of the insurance policies carried by Sublessee pursuant to this Section 10, a report (together with all applicable certificates of insurance) signed by such firm with respect to the insurance then carried and maintained on the Aircraft, which report shall state that such insurance complies with the terms hereof. Sublessee shall cause such firm to advise each Insured Party in writing promptly of any default in the payment of premium and of any other act or omission on the part of Sublessee of which they have knowledge and which would in such firm's opinion invalidate or render unenforceable, in whole or in material part, any insurance on the Aircraft.

SECTION 11.      LIENS.

     Sublessee shall not, during the Term, directly or indirectly create, incur, assume or suffer to exist any Lien on or with respect to the Airframe or any Engine or title thereto or any interest therein, or in this Sublease except
(a) the respective rights of Sublessor and Sublessee as provided herein, the respective rights of the Lessor and the Sublessor as provided in the Lease, the Lien of the Security Agreement and the rights of the parties to the other Lease Operative Agreements in respect of the Lease Operative Agreements; (b) the rights of others under agreements or arrangements to the extent expressly permitted in Sections 6(a) and 8(c) hereof; (c) Liens for Taxes either not yet due or being contested in good faith (and for the payment of which adequate reserves have been provided) by appropriate proceedings so long as such proceedings do not involve any material danger of the sale, forfeiture or loss of the Airframe or any Engine; (d) material suppliers', mechanics', workers', repairers', employees', or other like liens arising in the ordinary course of business and for amounts the payment of which is either not yet delinquent or is being contested in good faith (and for the payment of which adequate reserves have been provided) by appropriate proceedings, and so long as such proceedings do not involve a material danger of the sale, forfeiture or loss of the Airframe or any Engine; (e) Liens arising out of judgments or awards against Sublessee with respect to which at the time an appeal or proceeding for review is being prosecuted in good faith and there shall have been secured a stay of execution pending an appeal or proceeding for review; and (f) Sublessor Liens; provided that the aggregate amount of Liens permitted by clauses (c),
(d), and (e) shall not exceed $500,000 without the prior written consent of Sublessor (Liens described in clauses (a) through (f) above (and to the extent approved to be outstanding in the case of clauses (c), (d) and (e) are referred to as "Permitted Liens"). Sublessee shall promptly, at its own expense, take such action as may be necessary to duly discharge any such Lien not excepted above if the same shall arise at any time.


SECTION 12.      TITLE; REGISTRATION; RECORDATION AND FURTHER ASSURANCES.

     (a) Title. Legal title to the Aircraft shall at all times be vested in Lessor exclusively. This Sublease shall constitute an agreement of sublease, and nothing contained herein shall be construed as conveying to Sublessee any right, title or interest in the Aircraft except as sublessee only.

     (b) Registration. On the Delivery Date the Aircraft shall be registered in the name of the Lessor in the United States, and Sublessee shall take no action or allow any event within its control to occur which might jeopardize such registration.

     (c) FAA Regulations. Sublessee shall comply at all time with all FAA regulations and other requirements of the FAA during the Term that are in the control of Sublessee and are required to maintain the FAA Type Certificate and a valid current United States Standard Airworthiness Certificate on the Aircraft.

     (d) Recordation of Sublease. Sublessee shall cooperate and take no action inconsistent with the actions of Sublessor to cause this Sublease, all attachments thereto, any Sublease Acceptance Supplements and any and all additional instruments which shall be executed pursuant to the terms hereof (or, in each case, financing statements or similar notices to the extent permitted) so far as permitted by Applicable Law, to be kept, filed and recorded and to be re-executed, re-filed and re-recorded at all times during the Term in the office of the FAA pursuant to the Federal Aviation Act and in such other places or with such other governmental authority as Sublessor may reasonably request to perfect and preserve Sublessor's rights hereunder.

     (e) Further Assurances. Sublessee shall promptly and duly execute and deliver to Sublessor such further documents and assurances and take such further action as Sublessor may from time to time during the Term reasonably request in order to more effectively carry out the intent and purpose of this Sublease and to establish and protect the rights and remedies created or intended to be created in favor of Sublessor hereunder, including, without limitation, if requested by Sublessor, the execution and delivery of supplements or amendments hereto, in recordable form, subjecting any replacement or substituted engine to this Sublease and the recording and filing of counterparts hereof, or of financing statements with respect thereto, in accordance with the laws of such jurisdiction as Sublessor may reasonably deem advisable. The cost of any of the foregoing shall be borne by Sublessor unless the event resulting in such expense was caused by Sublessee or was requested by Sublessee.


SECTION 13.      RETURN OF AIRCRAFT.

     (a) Return of Aircraft. At the expiration of the Term, or upon the earlier termination of this Sublease pursuant to Section 16 hereof, Sublessee, at its own expense, shall, except as otherwise provided in Section 16 hereof, return the Aircraft by delivering the same to Sublessor at Macon, Georgia or such other location agreeable to the parties, with the Aircraft fully equipped with four Engines.

     (b) Redelivery Condition. Sublessee shall return the Aircraft free and clear of all Liens and rights of others except Sublessor Liens and the rights under the Lease Operative Agreements of the parties thereto and in full compliance with Sublessee's then current FAA-approved maintenance program and Exhibit C hereto.

     (c) Fuel. Upon return of the Aircraft, the Aircraft's fuel tanks shall contain the same quantities of fuel as were contained therein when the Aircraft was delivered to Sublessee on the Delivery Date (or, in the case of differences in such quantities, appropriate adjustments will be made by payment at then market prices).

     (d) Final Inspection. Immediately prior to redelivery of the Aircraft, Sublessee, at its expense, shall make the Aircraft available at the place of redelivery for inspection (the "Final Inspection"), including, at Sublessee's expense, an operational test flight or flights of a total duration not exceeding 3 hours with Sublessor's representatives as observers, in order to certify that the condition of the Aircraft complies with the provisions of this Section 13 and Exhibit C hereto. The extent of such Final Inspection shall be governed by the first sentence of this Section 13(d) and the terms of Exhibit C hereto. Sublessee shall maintain adequate insurance coverage for operational test flights which are the subject of this Section 13(d) in accordance with the terms of Section 10 hereof and such additional coverage, if any, as Sublessor may reasonably request. Except as otherwise provided herein, all tests shall be at Sublessor's expense.

     (e) Failure to Comply. In the event that on expiration or earlier termination of the Term of this Sublease, Sublessee does not return the Aircraft in the condition required by this Section 13 and Exhibit C hereto, the terms and provisions of paragraph 7 of Exhibit C shall apply.


SECTION 14.      GENERAL AND SPECIAL TAX INDEMNITIES; GENERAL
INDEMNIFICATION.

     14.1 General Tax Indemnity.

     (a) Identification of Indemnified Taxes. Sublessee agrees to pay and indemnify, defend and hold harmless the Sublessor against any and all amounts incurred during the Term (and not before or after) in connection with the following:

           (i) any tax in the nature of ad valorem taxes assessed by jurisdictions in which Sublessee conducts its business or uses the Aircraft against the Aircraft, the Airframe, the Engines, the Parts or any part of the foregoing;

           (ii) any tax in the nature of sales and use taxes (including any gross receipts or gross income tax in the nature of sales and use taxes and imposed in lieu thereof) assessed by jurisdictions in which Sublessee conducts its business or uses the Aircraft against delivery to Sublessee or Sublessee's leasing, possession, use, operation, return, storage, acceptance or other disposition of or act or failure to act with respect to the Aircraft, the Airframe, the Engines, the Parts, or any part of the foregoing or against the rentals or gross receipts arising from Sublessee's leasing, possession, use or operation of the Aircraft, the Airframe, the Engines, the Parts, or any part of any of the foregoing; or

          (iii) any license or registration fees imposed in jurisdictions in which Sublessee conducts its business or uses the Aircraft during the Term on Sublessee's business or on the Aircraft, the Airframe, the Engines, the Parts, or any part of any of the foregoing as a result of Sublessee's use, operation, storage or disposition of the Aircraft, the Airframe, the Engines, the Parts, of any part of the foregoing in such jurisdictions.

The foregoing taxes, together with any penalties, additions to tax, fines, or interest thereon howsoever imposed (whether imposed upon the Lessor, the Sublessor or the Sublessee, all or any part of the Aircraft, or otherwise), by any Federal, or applicable state or local government, political subdivision, or taxing authority in the United States, or by any applicable government or taxing authority of or in a foreign country or of or in a territory or possession of the United States, or by any applicable international authority, are referred to herein as an "Indemnified Tax" or "Indemnified Taxes". Indemnified Taxes shall not include any taxes of any nature attributable to the Lessor's or Sublessor's acts or failures to act unrelated to this Sublease or to the Aircraft, Airframe, Engines, Parts or any part of the foregoing, which acts or failures to act are the sole basis of such jurisdiction asserting authority over the Lessor or Sublessor.

         (b) Reports and Returns. In case any report or return is required to be made with respect to any Indemnified Tax, Sublessee, at its own expense, will either make such report or return in such manner as will show the leasehold interest of the Sublessor and the ownership interest of the Aircraft in the Lessor and shall send a copy of the applicable portion of such report or return to the Sublessor and the Lessor or, where Sublessee is not permitted to file such report or return, will notify the Sublessor of such requirement and prepare and deliver such report or return, together with funds in the amount required to be submitted and any additional information and records that Sublessor may reasonably request, to the Sublessor in such manner as shall be satisfactory to the Sublessor and the Lessor within forty (40) days prior to the time such report or return is to be filed. Sublessee shall maintain adequate records and shall make available such records and other information regarding the use of the Aircraft in any taxing jurisdiction. If, as a result of an audit, the Sublessor or Lessor requests additional information, Sublessee shall make available such other information and records as may reasonably be requested.

         (c) Procedures. Any amount payable to the Sublessor pursuant to this Section 14.1 shall be paid within twenty (20) days after receipt of a written demand therefor from the Sublessor accompanied by a written statement describing in a reasonable detail the basis for such indemnity and the computation of the amount so payable, provided that such amount need not be paid prior to the time such Indemnified Taxes (or indemnification under the relevant Lease Operative Agreement(s)) are paid.

         (d) Refund. Upon receipt by the Sublessor of a refund or credit of all or a part of any Indemnified Taxes which Sublessee shall have paid for the Sublessor or for which Sublessee shall have reimbursed or indemnified the Sublessor under Section 14.1 (and which refund or credit has not already been included in the computation under Section 14.3(a)), and provided there shall not have occurred any material and uncured Default or Event of Default, the Sublessor shall pay to Sublessee an amount which, after subtraction of the amount of any further net tax savings (or addition of the amount of any further net tax detriment), if any, realized by the Sublessor as a result of the receipt thereof and payment under this paragraph, is equal to the amount of such refund and any interest received by the Sublessor on such refund; provided, however, that such amount shall not be payable (i) before such time as Sublessee shall have made all payments of indemnities then due and payable to the Sublessor under Sections 14.1 and 14.2 hereof and under any other provision of the Sublease or (ii) to the extent that the amount of such payment would exceed (A) the amount of all prior payments (other than amounts attributable to interest) by Sublessee to the Sublessor with respect to such Indemnified Taxes less (B) the amounts of all prior payments (other than amounts to interest) by the Sublessor to Sublessee with respect to such Indemnified Taxes. The Sublessee shall indemnify Sublessor pursuant to this
Section 14.1 if such refund is subsequently disallowed or the benefits thereof are disallowed, reduced or lost, in whole or in part.

         14.2    Special Tax Indemnity.

         (a) Representations, Warranties and Certain Covenants. Sublessee hereby represents and warrant to, and covenants with Sublessor as follows:

                 (i) Throughout the Term of this Sublease, the Sublessee shall commit no act or failure to act which would cause the Aircraft to fail to constitute "7-year property" (within the meaning of Section 168(e) of the Internal Revenue Code of 1986, as amended (the "Code")) and Trustor to lose any entitlement it may have to Depreciation Deductions (as defined in the following sentence) with respect to its basis in the Aircraft in accordance with Sections 168(a), (b), (c) and (d) of the Code. "Depreciation Deductions" shall mean the maximum depreciation deductions available to the Trustor with respect to its basis in the Aircraft in accordance with Sections 168(a), (b), (c) and
         (d) of the Code.

               (ii) During the Term of this Sublease, Sublessee will not use the Aircraft or any Engine or any Part outside the continental United States and Sublessee will not commit any act or failure to act that would cause the Aircraft or any Engine or any Part to constitute "tax exempt use property" within the meaning of Section 168(h) of the Code.

The representations, warranties and covenants set for this in the Section 14.2 are made solely in connection with the federal income tax indemnity set forth below and any breach of or inaccuracy in such representations, warranties, or covenants shall not constitute an Event of Default.

         (b) Indemnification. If as a result of (i) any act or failure to act of Sublessee or any other user of the Aircraft, any Engine or any Part thereof during the Term, (ii) the inaccuracy of any representation or warranty or the breach of any covenant of Sublessee in this Sublease (and not merely those in (a) above) or in any agreement entered into or certificate delivered in connection with this Sublease, or (iii) any material uncured Default or Event of Default by Sublessee, Trustor shall lose, or lose the right to claim, or there shall be disallowed or recaptured all or any portion of, the Depreciation Deductions [or the California Depreciation Deductions] (any such loss, disallowance, reduction or recapture being called a "Tax Loss"), then ten (10) days after written notice to Sublessee by Sublessor that any Tax Loss has occurred, Sublessee shall pay to Sublessor, as an indemnity payment, a lump sum amount which, after deduction of all federal, state and local taxes required to be paid by Trustor and Sublessor in respect of the receipt of such payment, shall provide Trustor with no less than the same net after-tax return that Trustor would have realized if such Tax Loss had not occurred, including any interest, additions to tax, penalties and expenses payable or incurred by Trustor attributable to such Tax Loss, and which shall make Sublessor whole on an after-basis. For the purpose of the preceding sentence, "expenses" shall include reasonable legal fees and other expenses incurred to contest the Tax Loss which are required to be indemnified by Sublessor under the Lease, but only if Sublessee requested or consented to such contest after reasonable notice and opportunity to review the proposed tax adjustments. If Sublessee does not request or consent to such contest and a contest is conducted that results in the reduction or elimination of a Tax Loss, then the amount of the Tax Loss that the Sublessee is required to indemnify under this section 14.2(b) shall be the lesser of (iv) the Tax Loss that the Trustor would have incurred without the contest or (v) in the sum of the Tax Loss that the Trustor incurred after the contest plus legal fees incurred in the contest. Sublessor shall provide Sublessee with a computation of the amount to be indemnified, including the assumptions used in the calculation.

         (c) Refund. Upon receipt by the Sublessor from the Trustor pursuant to the Lease Operative Agreements of a refund or credit arising from a Tax Loss which Sublessee shall have paid for the Sublessor or for which Sublessee shall have reimbursed or indemnified the Sublessor under Section 14.2 (and which refund or credit has not already been included in the computation under Section 14.3 (a)), and provided there shall not have occurred any material and uncured Default or Event of Default, the Sublessor shall pay to Sublessee an amount which, after subtraction of the amount of any further net tax savings (or addition of the amount of any further net tax detriment), if any, realized by the Sublessor as a result of the receipt thereof and payment under this paragraph, is equal to the amount of such refund and any interest received by the Sublessor on such refund; provided, however, that such amount shall not be payable (i) before such time as Sublessee shall have made all payments on indemnities then due and payable to the Sublessor under Sections
14.1 and 14.2 and under any other provision of the Sublease or (ii) to the extent that the amount of such payment would exceed (A) the amount of all prior payments (other than amounts attributable to interest) by Sublessee to the Sublessor with respect to such Tax Loss less (B) the amounts of all prior payments (other than amounts attributable to interest) by the Sublessor to Sublessee with respect to such Tax Loss.

         14.3    Tax Indemnification Procedures.

         (a) Amounts of Payment. The amount Sublessee shall be required to pay with respect to any Indemnified Tax or Tax Loss shall be an amount sufficient to restore the Sublessor (and, in the case of a Tax Loss or an Indemnified Tax imposed upon the Lessor, the Lessor) to the same after-tax position it (or they) would have been in had such Indemnified Tax or Tax Loss not been incurred or paid. In the case of an Indemnified Tax which the Sublessee must indemnify under Section 14.1, or in the case of a Tax Loss for which the Sublessee must indemnify under Section 14.2, the Sublessor shall provide the Sublessee with a computation of the amount of the indemnity, including gross-up amounts for the Lessor. The amount of the indemnity to be paid by Sublessee shall be further adjusted to any amount which (after taking into account all taxes, whether imposed by Federal, applicable state or local government, political subdivision, or taxing authority in the United States, by any applicable government or taxing authority of or in a foreign country or of or in a territory or possession of the United States or by any applicable international authority on the Sublessor and the anticipated realization by the Lessor or Sublessor of tax benefits resulting from the transaction to which such indemnity is related, and the present value of any anticipated future tax benefits to be realized by the Lessor or Sublessor as a result of deducting or crediting such Indemnified Tax or Tax Loss or as a result of the matters immediately giving rise thereto) will be sufficient to place Sublessor in the same position as Sublessor would have been in had such Indemnified Tax or Tax Loss not been imposed or paid. All computations for the purposes hereof shall be based on tax rates in effect on the date payment pursuant to Sections 14.1 and 14.2 hereof is made. For purposes of the gross-up required by this Section 14.3(a), it shall be assumed that any payment made to the Lessor and Sublessor shall be taxable to them at their highest Federal, applicable state or local rates in effect for the taxable year for which the computation is made.

         (b) Survival. The indemnification obligations under Sections 14.1 and 14.2 hereof shall survive the assignment, expiration, or other termination of this Sublease.

         14.4 "Trustor" and "Sublessor" to Include Affiliates. In determining the occurrence of a Tax Loss and the amount of timing of any payment required under Section 14.2 hereof in connection therewith, the terms "Trustor" and "Sublessor" shall be deemed to include every member of the affiliated group (within the meaning of Section 1504 of the Code) of which Trustor or the Sublessor, respectively, is or becomes a member if such group files consolidated returns for Federal income tax purposes, and every member of any consolidated or combined group of which the Trustor or the Sublessor, respectively, is or becomes a member for state or local income tax purposes.

         14.5    General Indemnification.

         (a) Indemnity. Subject to the provision of Section 14.5(b) below, Sublessee shall indemnify Sublessor and save, protect, defend and hold Sublessor and its employees and agents harmless from any and all liability, loss, damage, expense (including legal expense and reasonable attorneys' fees actually incurred), causes of action, suits, claims (including claims based on strict liability in tort) or judgments arising from injury to person or property, in any way relating to or resulting or based upon (i) this Sublease,
(ii) Sublessee's leasing of the Aircraft, or the control, use, operation, maintenance, possession, delivery or transportation of the Aircraft or its location or condition occurring during the term or pursuant to the provisions of this Sublease (collectively the "Indemnity Claims"); and shall, at Sublessee's own cost and expense defend any and all suits which may be brought against Sublessor, either alone or in conjunction with others, upon such Indemnity Claims. Sublessee shall satisfy, pay and discharge any and all judgments and fines that may be recovered against Sublessor under any such Indemnity Claim.

         (b) Exclusions. Without in any way expanding the liability or obligations of the Sublessee under Section 14.5(a), the indemnity obligations of the Sublessee set forth in Section 14.5(a) shall not require the Sublessee to pay or indemnify Sublessor: (i) for any Indemnity Claims not resulting from any willful misconduct or negligent action or inaction of the Sublessee; (ii) for any Indemnity Claim to the extent resulting from Sublessor's gross negligence or willful misconduct; (iii) for any Indemnity Claim which Sublessor incurs to the extent resulting from Sublessor's breach of any of its representations, warranties, or covenants contained in this Sublease; or (iv) any Indemnity Claim arising from the Manufacturer's or any Affiliate thereof's product liability.

         (c) Tax Liabilities. Sublessee's indemnification responsibility to Sublessor or Lessor for Taxes is exclusively covered under Sections 14.1 and
14.2 of this Sublease.

         (d) Notice. If Sublessor obtains knowledge of the existence of any actual or potential Indemnity Claim, Sublessor shall promptly give Sublessee written notice of such Indemnity Claim. Failure by Sublessor to give such notice, however, shall not limit Sublessee's obligations hereunder, unless (and only to the extent that) Sublessee has been damaged by such failure to give notice. So long as no Event of Default exists, the Sublessee may assume control of the defense of any Indemnity Claim which the Sublessee agrees that it would be required to indemnify Sublessor under this Section 14.5 with counsel selected by the Sublessee and reasonably satisfactory to Sublessor. Sublessor shall use all reasonably commercial efforts to obtain the consent of the Lessor should such consent be required under the Lease Operative Agreements in order for Sublessee to assume control of such defense of any Indemnity Claim. Sublessor cannot absolutely assure Sublessee that such Lessor consent will be obtained.

         (e) Subrogation. Upon the payment in full of any indemnities due and owing by Sublessee to Sublessor under this Section 14.5, the Sublessee shall be subrogated to any right of the Sublessor in respect of the matter against which such indemnity has been given.

         (f) Survival. The provisions of this Section 14.5 shall survive the termination of this Sublease.


SECTION 15.      EVENTS OF DEFAULT.

         The following events shall constitute Events of Default (whether any such event shall be voluntary or involuntary or come about or be effected by operation of law or pursuant to or in compliance with any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body);

                 (a) The Sublessee shall fail to make any payment of Rent when due, and such failure continues for at least five (5) Business Days after written notice of nonpayment; or

                 (b) There shall occur any failure of Sublessee to procure any of the insurance coverage required by Section 10 hereof or such insurance shall cease to be in full force and effect; or

                 (c) Sublessee shall fail to perform or observe any other covenant or condition to be performed or observed by it hereunder other than as set forth in subsections (a) and (b) above, and such failure shall continue for a period of 30 days after written notice thereof from Sublessor; or

                 (d) Any representation or warranty made by Sublessee herein or in any document or certificate furnished Sublessor pursuant hereto shall prove to have been incorrect in any material respect when made and shall remain incorrect and material; or

                 (e) Sublessee shall consent to the appointment of or taking possession by a receiver, assignee, custodian, sequestrator, trustee or liquidator (or other similar official) of itself or of a substantial part of its property, or Sublessee shall fail to pay its debts generally as they come due (as provided in 11 U.S.C. 303(h)(1) or any similar or successor statute), or shall make a general assignment for the benefit of its creditors, or Sublessee shall commence a voluntary case or other proceeding seeking liquidation, reorganization or other relief with respect to itself or its debts under the Federal bankruptcy laws, as now or hereafter constituted or any other applicable bankruptcy, insolvency or other similar law or shall consent to the entry of an order for relief in an involuntary case under any such law or Sublessee shall file an answer admitting the material allegations of a petition filed against Sublessor in any such proceeding, or otherwise seek relief under the provisions of any now existing or future bankruptcy, insolvency or other similar law providing for the reorganization or winding-up of corporations, or providing for an agreement, composition, extension or adjustment with its creditors; or

                 (f) An order, judgment or decree shall be entered in any proceedings by any court of competent jurisdiction appointing, without the consent of Sublessee, a receiver, trustee or liquidator of Sublessee or of any substantial part of its property, or any substantial part of the property of Sublessee shall be sequestered, and any such order, judgment or decree or appointment or sequestration shall remain in force undismissed, unstayed or unvacated for a period of 60 days after the date of entry thereof; or

                 (g) A petition against Sublessee in a proceeding or case under the bankruptcy laws or insolvency laws (as now or hereafter in effect) shall be filed and shall not be withdrawn or dismissed within 60 days thereafter, or, in case the approval of such petition by a court of competent jurisdiction is required, the petition as filed or amended shall be approved by such a court as properly filed and such approval shall not be withdrawn or the proceeding dismissed within 60 days thereafter, or a decree or order for relief in respect of Sublessee shall be entered by a court of competent jurisdiction in an involuntary case under the Federal bankruptcy laws, as now or hereafter constituted, or any other applicable bankruptcy, insolvency or other similar law, as now or hereafter constituted, and such decree or order shall remain unstayed in effect for a period of 60 days, or if, under the provisions of any law providing for reorganization or winding-up of corporations which may apply to Sublessee, any court of competent jurisdiction shall assume jurisdiction, custody or control of Sublessee or of any substantial part of its property and such jurisdiction, custody or control shall remain in force unrelinquished, unstayed or unterminated for a period of 60 days; or

                 (h) Any final judgment(s), after all appeals, for the payment of money aggregating in excess of $1,000,000 (except as covered by valid insurance payable to satisfy such judgment(s) and insurer has not disclaimed coverage) shall be rendered against Sublessee and the same shall remain outstanding and unstayed or undischarged for a period of 60 consecutive days thereafter, provided, however, that any final judgment(s) not covered by insurance aforesaid as aforesaid which, in the reasonable opinion of Sublessor, involves any risk of the sale, forfeiture or loss of the Aircraft shall result in an immediate Event of Default; or

                 (i) Sublessee shall be in breach of any of its obligations under any Other Sublease.


SECTION 16.      REMEDIES.

         Upon the occurrence of any Event of Default and at any time thereafter so long as the same shall be continuing, Sublessor may, at its option, declare this Sublease to be in default; and at any time thereafter so long as Sublessee shall not have remedied all outstanding Events of Default , Sublessor may do, and Sublessee shall comply with, one or more of the following with respect to the Airframe or any Engine as Sublessor in its sole discretion shall elect, to the extent permitted by, and subject to compliance with any mandatory requirements of, Applicable Law then in effect:

                 (a) Cause Sublessee, upon the written demand of Sublessor and at Sublessee's expense, to, and Sublessee shall, promptly return the Airframe or any Engine as Sublessor may demand to Sublessor at such location in the continental United States as selected by Sublessor pursuant to, in the manner and condition required by, and otherwise in accordance with all of the provisions of, Section 13 hereof as if such Airframe or Engine were being returned at the end of the Term; or Sublessor, at its option, may enter upon the premises where the Airframe or Engine is located or believed to be located and take immediate possession of and remove such Airframe or Engine without the necessity of first instituting proceedings, or by summary proceedings or otherwise, and Sublessee shall comply therewith, all without liability to Sublessor for or by reason of such entry or taking of possession, whether for the restoration of damage to property caused by such taking or otherwise;

                (b) Hold, use, operate, sublease to others or keep idle all or any part of the Airframe or Engine as Sublessor, in its sole discretion, may determine, in any such case free and clear of any rights of Sublessee and without any duty to account to Sublessee with respect to such action or inaction or for any proceeds with respect thereto;

                 (c)  Rescind this Sublease as to the Airframe or any Engine; or

                 (d) Exercise any other right or remedy which may be available under Applicable Law or proceed by appropriate court action to enforce the terms hereof or to recover damages for the breach hereof.

In addition, Sublessee shall be liable for any and all Supplemental Rent due hereunder before and after any termination hereof, including all costs and expenses (including reasonable attorney's fees and disbursements) incurred by reason of the occurrence of any Event of Default or the exercise of Sublessor's remedies with respect thereto including all costs and expenses incurred in connection with the return of the Airframe of any Engine in accordance with the terms of Section 13 hereof. No remedy referred to in this Section 16 is intended to be exclusive, but each shall be cumulative and in addition to any other remedy referred to above or otherwise available to Sublessor at law or in equity; and the exercise or beginning of exercise by Sublessor of any one or more of such remedies shall not preclude the simultaneous or later exercise by Sublessor of any or all such other remedies. No express or implied waiver by Sublessor of any Event of Default hereunder shall in any way be or be construed to be, a waiver of any future or subsequent Event of Default.


SECTION 17.      SUBLESSOR'S RIGHT TO PERFORM FOR SUBLESSEE.

         If Sublessee fails to make any payment of Rent required to be made by it hereunder or fails to perform or comply with any of its agreements contained herein, Sublessor may itself make such payment or perform or comply with such agreement, and the amount of such payment and the amount of the reasonable expenses of Sublessor incurred in connection with such payment or the performance of or compliance with such agreement, as the case may be, together with interest thereon at the Overdue Rate, shall be an amount owing by Sublessee to Sublessor as Supplemental Rent, payable by Sublessee upon demand. No such action shall be deemed a repossession of the Airframe or any Engine, and no such payment or performance or other act shall be deemed to relieve the Sublessee from any default hereunder.


SECTION 18.      COUNTERPARTS.

         This Sublease may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall, subject to the next sentence and the legends appearing on the cover and signature page hereof, be an original, but all such counterparts shall together constitute but one and the same instrument. To the extent, if any, that this Sublease constitutes chattel paper (as the term is defined in the Uniform Commercial Code as in effect in any applicable jurisdiction), no security interest in this Sublease may be created through the transfer or possession of any counterpart other than the "original" counterpart which shall be identified as the counterpart containing the receipt therefor executed by the Security Trustee on the signature page thereof.


SECTION 19.      ASSIGNMENT.

         Sublessee may not transfer, assign, pledge or hypothecate this Sublease or any part thereof or interest therein in any way whatsoever, without the express prior written consent of Sublessor (which consent shall not be unreasonably withheld). Except as provided in the immediately following sentence, Sublessor may not assign, pledge or in any other way transfer its interest in this Sublease either in whole or in part to any party without the prior written consent of Sublessee (which consent shall not be unreasonably withheld). Sublessor may, without Sublessee's prior written consent, assign, pledge or in any other way transfer its interest in this Sublease either in whole or in part to any affiliate of Sublessor which is wholly owned, directly or through a subsidiary thereof, by British Aerospace Public Limited Company. The terms and provisions of this Sublease shall inure to the benefit of and be binding on Sublessor and Sublessee and their respective successors and permitted assigns.


SECTION 20.      MISCELLANEOUS.

         (a) Applicable Law. This Sublease shall in all respects be governed by, and construed in accordance with, the laws of the State of Georgia (without regard to the conflict of laws provisions of such State), including all matters of construction, validity and performance, and shall be deemed delivered in the State of Georgia. This Sublease shall be effective for all purposes as of the date first above written.

         (b) Notices. Unless otherwise specifically provided herein, all notices required or permitted by the terms hereof shall be in writing and shall be deemed to have been duly given when delivered personally or otherwise actually received or 5 days after being deposited in the United States mail, registered, postage prepaid, addressed as follows:

         If to the Sublessee         :  Atlantic Southeast Airlines, Inc.
                                        100 Hartsfield Centre Parkway,
                                        Suite 800
                                        Atlanta, Georgia 30354-1356
                                        Attention:   Ronald Sapp
                                                     Chief Financial Officer

         If to the Sublessor         :  Jet Acceptance Corporation
                                        c/o British Aerospace Holdings, Inc.
                                        22070 Broderick Drive
                                        Sterling, Virginia 20166
                                        Attention:     Asset Management
                                                       Organisation

         If to the Lessor            :  First Security Bank of Utah,
                                         National Association, as Trustee
                                        79 South Main Street
                                        Salt Lake City, Utah 84111
                                        Attention: Corporate Trust

         If to the Trustor           :  Emerson Finance Co.
                                        8000 W. Florissant Avenue
                                        St. Louis, Missouri 63136
                                        Attention: Chairman

         If to the Security Trustee  :  State Street Bank and Trust Company
                                         of Connecticut, National Association
                                        750 Main Street
                                        Hartford, Connecticut 06103
                                        Attention: Corporate Trust

         If to the Noteholders       :  Aetna Life Insurance Company
                                        City Place
                                        Hartford, Connecticut 06156
                                        Attention: Bond Investments

                                        Principal Mutual Life Insurance
                                         Company
                                        711 High Street
                                        Des Moines, Iowa 50392-0800

                                        Sun Life Assurance Company of
                                         Canada
                                        One Sun Life Executive Park
                                        Wellesley Hills, Massachusetts 02181
                                        Attention: Investment Division

or at such other place as any such party may designate by notice given in accordance with this Section.

         (c) Assignment of Sublease. Anything in this Sublease to the contrary notwithstanding, Sublessee's rights hereunder to the possession, use and enjoyment of the Aircraft otherwise than in accordance with the terms hereof shall be subject to the rights of the Lessor under the Lease in and to the Aircraft and the rights of the Security Trustee and Lessor in respect of the Aircraft, and Sublessee confirms and agrees that its rights and interests under this Sublease are in all events subject and junior to the rights and interests of Lessor and the Security Trustee. Upon notice to Sublessee by Lessor or the Security Trustee that an Event of Default has occurred and is continuing under the Lease, the Lessor or the Security Trustee may require that all rentals and other sums due hereunder in respect of the Aircraft shall thereafter be paid directly to the Lessor or the Security Trustee (in each case, without further liability to make such payments to Sublessor) and that in the event the Lease shall have been terminated pursuant to Section 18 thereof, the Lessor or the Security Trustee may, at its option, by written notice to Sublessee after the date of such termination:

                 (i) require Sublessee to enter into an agreement in form and substance reasonably satisfactory to the Lessor or Security Trustee, and its counsel, attorning to and recognizing the Lessor or Security Trustee as the Sublessor hereunder and reconfirming all of the obligations of Sublessee hereunder; or

                 (ii) terminate this Sublease and require prompt delivery by Sublessee of the Aircraft to the Lessor or the Security Trustee, in accordance with the provisions of Section 13 hereof, upon which event Sublessee's obligations hereunder shall terminate.

Unless and until Sublessee shall have received any such written notice from Lessor or the Security Trustee requiring attornment or terminating this Sublease, Sublessee shall be and remain fully obligated hereunder notwithstanding the continuance of any Event of Default under the Lease or the termination thereof pursuant to Section 18 thereof.

Sublessee hereby acknowledges notice of, and hereby consents to, the assignment of this Sublease to Lessor pursuant to the terms of the Assignment of Sublease and from Lessor to the Security Trustee pursuant to the terms of the Security Agreement.

The foregoing provisions of this Section 20(c) shall not relieve Sublessor of its obligations and responsibilities to Sublessee under Section 5 hereof.

         (d) Set-Off. Except for maintenance payments due from Sublessor, Sublessor shall be entitled to set-off or withhold from any amount due and payable by Sublessor to Sublessee hereunder any amounts from time to time due and payable by Sublessee to Sublessor under this Sublease or any Other Subleases which are not paid in accordance with the terms and conditions of this Sublease or the Other Subleases.

         (e) Waivers, Headings. No term or provision of this Sublease may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which the enforcement of the change, waiver, discharge or termination is sought. The section and paragraph headings in this Sublease and the table of contents are for convenience of reference only and shall not modify, define, expand or limit any of the terms or provisions hereof and all references herein to numbered sections, unless otherwise indicated, are to sections of this Sublease.

         (f) Judicial Proceedings. The parties hereto hereby agree that, to the extent permitted by Applicable Law, any judicial proceeding brought with respect to this Sublease in the State of Georgia shall be brought in the United States District Court for the Northern District of Georgia.

         (g) Severability. Any provision of this Sublease which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

         (h)     Confidentiality.

                 (i) Sublessee acknowledges that the terms and conditions of this Sublease and the commercial and financial arrangements evidenced by this Sublease are considered by Sublessor as confidential. Sublessee agrees that, to the extent such information is not in the public record, it shall treat such information as confidential and will not without the prior written consent of Sublessor disclose such information to any Person except to its professional advisers or as may be required by Applicable Law. In connection with any such disclosure, Sublessee shall request, and use reasonable endeavors to obtain, confidential treatment of such information.

              (ii) Sublessor acknowledges that the terms and conditions of this Sublease, the commercial and financial arrangements evidenced by this Sublease and the financial and operational information with respect to Sublessee to be provided to Sublessor hereunder are considered by Sublessee as confidential information. Accordingly, Sublessor agrees that, to the extent such information is not in the public record, it shall treat such information as confidential and will not without the prior written consent of Sublessee disclose such information to any Person except the Financing Parties, their respective professional advisers or as may be required by Applicable Law. In connection with any such disclosure, Sublessor shall request, and use reasonable endeavors to obtain, confidential treatment of such information.

SECTION 21.      REPRESENTATIONS, WARRANTIES AND ASSURANCES OF SUBLESSEE.

     Sublessee hereby makes the following representation and warranties:

     (a) Sublessee is a corporation duly organized under the laws of the State of Georgia, validly existing and in good standing under the laws of said State and is duly qualified and authorized to do business as a foreign corporation wherever the nature of its activities requires such qualification and authorization.

    (b) Sublessee has full power and authority to execute, deliver and perform its obligations under this Sublease, the Initial Sublease Acceptance Supplement and all supporting documents, the same having been duly authorized by all necessary corporate action of Sublessee and duly executed and delivered by the authorized officers of Sublessee and constitute legal, valid and binding obligations of Sublessee and are enforceable in accordance with such terms, except as enforceability thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally as well as by general principles of equity regardless of whether enforcement is sought in a proceeding in equity or at law.

    (c)     The execution and delivery of this Sublease, the Initial
Sublease Acceptance Supplement, and all supporting documents and the performance by Sublessee of is obligations under this Sublease, the Initial Sublease Acceptance Supplement, and all supporting documents will not be inconsistent with its charter or by-laws, do not contravene any presently existing law, governmental rule or regulation, judgment or order applicable or binding on Sublessee, and do not contravene any provision of, or constitute a default or result in the creation of any Lien with respect to this Sublease or the Aircraft under any presently existing indenture, mortgage, contract or other instrument to which Sublessee is a party or by which it or any of its properties is bound.

    (d) No consent of shareholders of Sublessee or of any trustee or holders of any presently existing indebtedness or obligations of Sublessee or of any other Person and no consent or approval of, giving notice to, or any filing or registration with any governmental authority, body, commission or agency is or will be required as a condition to the validity of this Sublease or as a condition to or in connection with the authorization, execution, delivery or performance hereof by Sublessee except those which have been duly made or obtained, certified copies of which have been or will be delivered to Sublessor prior to delivery of the Aircraft to Sublessee. This Sublease and its performance do not and will not violate or contravene any law, regulation, order, judgment or other similar obligation imposed on Sublessee by any government or regulatory agency, court, administrative or legislative body.

    (e) There is no action, suit or proceeding pending or threatened against or affecting Sublessee or any of its Affiliates before any court or before any governmental commission, arbitrator, board, authority or administrative agency which is probable to result in any material adverse effect on the ability of Sublessee or any of its Affiliates to perform its obligations under this Sublease, the Initial Sublease Acceptance Supplement or any related documents, or upon assets, liabilities, business, prospects, profit, condition or operations, financial or otherwise, of Sublessee or any of its Affiliates.

    (f) Sublessee is fully familiar with all the covenants, terms and conditions of this Sublease and is not in default with respect thereto.

    (g) All financial statements that have heretofore been provided to Sublessor in conjunction with this transaction have been prepared in accordance with generally accepted accounting principles consistently applied and fairly represent the financial condition and income of Sublessee as of the dates given and as of the date hereof and as of such date such financial statements do not contain any untrue statements of a material fact, nor do they omit to state a material fact required to be stated therein or necessary in order to prevent such financial statements from being misleading; and there is no fact, situation or event which, so far as can be foreseen by Sublessee, will materially adversely affect the properties, business, assets, income, prospects or conditions, financial or otherwise, of Sublessee.

    (h) All Federal, state and local tax returns required to be filed by Sublessee have, in fact, been filed, and all Taxes which are shown to be due and payable in such returns have been paid. No material controversy in respect of additional income taxes due is pending or to the knowledge of Sublessee threatened, which controversy if determined adversely would materially and adversely affect Sublessee's ability to perform its obligations hereunder. The provision for Taxes on the books of Sublessee is adequate for all open years and for its current fiscal period.

    (i) Sublessee is not engaged in any transaction in connection with which it could be subjected to either a civil penalty assessed pursuant to
Section 502(c) of ERISA or any tax imposed by Section 4975 of the Code; no material liability of the Pension Benefit Guaranty Corporation has been or is expected by Sublessee to be incurred with respect to any employee pension benefit plan (as defined in Section 3 of ERISA). There is no event of termination of any such employee pension benefit plan by the Pension Benefit Guaranty Corporation; and no accumulated funding deficiency (as defined in Section 302 of ERISA or Section 412 of the Code), whether or not waived, exists with respect to any such pension benefit plan.

    (j) Sublessee is not in default under any indenture, mortgage, loan agreement or other agreement or instrument, in each case of a material nature, to which Sublessee is a party or by which it or any of its properties is bound; nor is Sublessee in violation of any law, order, injunction, decree, rule or regulation applicable to Sublessee of any court or administrative body, which violation could materially and adversely affect the business, property or assets, operations or condition, financial or otherwise, of Sublessee; and no event has occurred and is continuing which, under the provisions of any material indenture, mortgage, loan agreement or other agreement or instrument to which Sublessee is a party, with the lapse of time or the giving of notice, or both, would constitute a default thereunder.

    (k)     No Default or Event of Default has occurred and is continuing.


SECTION 22.      GENERAL UNDERTAKINGS OF SUBLESSEE.

    Sublessee covenants with Sublessor that from the date of this Sublease until all its liabilities under this Sublease have been fully discharged it will do the following:

    (a) Operation of Business. Sublessee will remain in and continue to operate the business of providing commercial air transportation services possessing all necessary consents, licenses and authorizations required under Applicable Law, preserve its corporate existence, and conduct its business in an orderly and efficient manner, satisfy its debts and obligations as they fall due and keep and maintain all of its assets in good working order and condition.

    (b) Financial Statements and Operational Reports. Sublessee will submit to Sublessor, at the times indicated, the following:

            (i) within 90 days after the end of each fiscal year, a consolidated balance sheet and consolidated statements of income and cash flow for said fiscal year, audited by an independent accounting firm and without qualification as to scope of the audit or as to generally accepted accounting principles;

            (ii) at the time of filing or delivery to third parties, copies of all financial statements, proxy statements, notices and reports as it shall send to its security holders and all registration statements (without exhibits) which it files with the Securities and Exchange Commission or any securities exchange;

            (iii) within 45 days after the end of each calendar quarter, reports of BAe-146 aircraft summary statistics for that quarter, including passengers enplaned, ASMs, RPMs, load factor, direct operating cost per ASM, block hours, direct operating cost per block hour, number of aircraft in revenue service, cities served, daily utilization, departures scheduled, departures completed, average stage length, average passenger haul, and average flight hours per cycle; and

            (iv) within 45 days after the end of each calendar month, a copy of Sublessee's aircraft reliability report applicable to British Aerospace Model 146-200A aircraft ("BAe Aircraft") together with a detailed listing of all unscheduled component removals by BAe Aircraft, part number, serial number and position, a complete listing of all PIREPs by BAe Aircraft and ATA Chapter and MIS and FAA BAe Aircraft and engine utilization reports;

            (v) within 45 days after the end of each calendar
    [month/quarter], a copy of Sublessee's Aircraft Maintenance Records Master Listing for each of the BAe Aircraft; and

            (vi)         with reasonable promptness, such other
    information and date with respect to the financial condition of Sublessee or the BAe Aircraft as Sublessor may reasonably request.



                    [THE NEXT PAGE IS THE SIGNATURE PAGE]

         IN WITNESS WHEREOF, Sublessor and Sublessee have each caused this Sublease to be duly executed by their authorized officers as of the day and year first above written.

                                        SUBLESSOR:

                                        JET ACCEPTANCE CORPORATION


                                        By:
                                           ----------------------------
                                        Its:
                                            ---------------------------

                                        SUBLESSEE:

                                        ATLANTIC SOUTHEAST AIRLINES, INC.


                                        By:
                                           ----------------------------
                                        Its:
                                            ---------------------------

                 Receipt of this original counterpart of the foregoing Sublease
is hereby acknowledged on this      day of                , 1994.
                               ----        ---------------

                                        STATE STREET BANK AND TRUST
                                        COMPANY OF CONNECTICUT,
                                        NATIONAL ASSOCIATION, Security Trustee


                                        By:
                                           -------------------------
                                        Title:
                                              ----------------------

                                   EXHIBIT A

                       Atlantic Southeast Airlines, Inc.
                   British Aerospace Model 146-200A Aircraft
                             S/N E2   , Reg. N
                                   ---        -----
              Sublease Agreement Dated as of                , 1995
                                             ----------------

                         SUBLEASE ACCEPTANCE SUPPLEMENT

         THIS SUBLEASE ACCEPTANCE SUPPLEMENT, dated ______________, 199_ is executed and agreed by and between Jet Acceptance Corporation, a Delaware corporation (hereinafter referred to as "Sublessor") and Atlantic Southeast Airlines, Inc., a Georgia corporation (hereinafter referred to as "Sublessee").

                              W I T N E S S E T H:

1. Sublessor and Sublessee have heretofore entered into a Sublease Agreement dated as of ____________, 199__, (the "Sublease") providing for the execution and delivery of this Sublease Acceptance Supplement. The terms defined in the Sublease shall have the same meanings when used herein.

2. Sublessor hereby subleases to Sublessee, and Sublessee hereby leases from Sublessor, the Aircraft described in Schedule 1 hereto and made a part hereof (the "Aircraft"). Sublessee hereby acknowledges and agrees, respecting the Aircraft:

         (a) That Sublessee has inspected the Aircraft fully and completely as to size, model, function and conformity to the specification;

         (b) That the Aircraft is of a size, design, function and manufacture selected by Sublessee;

         (c) That Sublessee is satisfied that the same is suitable for its intended purpose and any special purposes of Sublessee;

         (d) NEITHER LESSOR NOR SUBLESSOR IS A MANUFACTURER OF THE AIRCRAFT OR A DEALER IN SIMILAR AIRCRAFT AND NONE OF THEM HAS INSPECTED THE AIRCRAFT PRIOR TO DELIVERY AND ACCEPTANCE BY SUBLESSEE; EXCEPT AS DESCRIBED IN THE SUBLEASE WITH RESPECT TO THE SUBLESSOR, NEITHER LESSOR NOR SUBLESSOR HAS MADE OR DOES MAKE ANY REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, AS TO THE AIRWORTHINESS, DESIGN, OPERATION, CONDITION, QUALITY, DURABILITY, SUITABILITY, MERCHANTABILITY OR FITNESS FOR USE OR FITNESS FOR A PARTICULAR PURPOSE, ABSENCE OF LATENT OR OTHER DEFECTS, WHETHER OR NOT DISCOVERABLE, ABSENCE OF ANY INFRINGEMENT OF ANY PATENT,

TRADEMARK OR COPYRIGHT, OR AS TO ANY OTHER WARRANTY WHATSOEVER, EXPRESS OR IMPLIED, WITH RESPECT TO THE AIRCRAFT; [*]







         (e) the Aircraft has been delivered to, is now in the possession of, and is acceptable to Sublessee.

3. Sublessee hereby agrees to pay to Sublessor as Basic Rent for, and Maintenance Cost Contributions with respect to, the Aircraft the respective amounts set forth in Schedule 2 attached hereto and made a part hereof.

4. In addition Sublessee agrees to pay to Sublessor, when required by the Sublease, the Stipulated Loss Value payments in the amounts set forth in
Schedule 3 attached hereto and made a part hereof.

5. The date of delivery and acceptance of the Aircraft (the "Delivery Date") is the date of this Sublease Acceptance Supplement set forth in the opening paragraph hereof.

6. All of the rights and obligations hereunder, including matters of construction, validity and performance shall be governed in the same manner and under the same circumstances as the Sublease.

         IN WITNESS WHEREOF, the parties have set their hands and seals on the first day written above.

                                        SUBLESSOR

                                        JET ACCEPTANCE CORPORATION

                                        By:
                                           -------------------------
                                        Title:
                                              ----------------------

                                        SUBLESSEE

                                        ATLANTIC SOUTHEAST AIRLINES, INC.

                                        By:
                                           -------------------------
                                        Title:
                                              ----------------------

                 SCHEDULE ONE TO SUBLEASE ACCEPTANCE SUPPLEMENT

                       Atlantic Southeast Airlines, Inc.
                   British Aerospace Model 146-200A Aircraft
                             S/N E2___, Reg. N_____
               Sublease Agreement Dated as of ____________, 1995


                            DESCRIPTION OF EQUIPMENT


A.       AIRFRAME

         1.      Make and Model
                     British Aerospace BAe 146 Series 200

         2.      FAA Number:  N_____

         3.      Manufacturer's Serial Number:     E2___

B.       ENGINES

         1.      Make and Model
                     Allied Signal ALF 502R-5

         2.      Manufacturer's Serial Numbers:
                                        LFO-5___
                                        LFO-5___
                                        LFO-5___
                                        LFO-5___


         Each of said Engines being 750 or more rated takeoff horsepower or its equivalent.

               SCHEDULE TWO TO SUBLEASE ACCEPTANCE SUPPLEMENT

                      Atlantic Southeast Airlines, Inc.
                  British Aerospace Model 146-200A Aircraft
                           S/N E2___, Reg. N_____
              Sublease Agreement Dated as of ____________, 1995


                        SCHEDULE OF BASIC RENT PAYMENTS

Due Date                                                                     Amount
- --------                                                                     ------
On [Delivery Date]
(for the period [Delivery Date]                                                      $ ___,___
through and including
_________, 199_)

On __________ 1, 199_ and monthly
on the first day of each month                                                       $ [*]
thereafter through and including
___________ 1, 199_

On _________ 1, 199_
(for the period _____________                                                        $ ___,___
through and including
_________, 199_)

On __________ 1, 199_ and monthly
on the first day of each month                                                       $ [*]
thereafter through and including
___________ 1, 199_

On _________ 1, 199_
(for the period _____________                                                        $ ___,___
through and including
_________, 199_)

On __________ 1, 199_ and monthly
on the first day of each month                                                       $ [*]
thereafter through and including
___________ 1, 199_

                 SCHEDULE TWO TO SUBLEASE ACCEPTANCE SUPPLEMENT

Due Date                                                                             Amount
- --------                                                                             ------
On ________ 1, 199_
(for the period ____________                                                         $ ___,___
through and including
__________, 199_)

On ________ 1, 199_ and monthly
on the first day of each month                                                       $ [*]
thereafter through and including
__________1, 199_

On __________ 1, 199_
(for the period __________ 1, 199_                                                   $ ___,___
through and including
__________ __, 199_)

On __________ 1, 199_/2000 and monthly
on the first day of each month                                                       $ [*]
thereafter through and including
__________ 1, 199_/2000

On __________ 1, 2000
(for the period __________ 1, 2000                                                   $ ___,___
through and including
 _______ __, 2000)


                         SCHEDULE OF CONTRIBUTION RATES

                                                                         Contribution
                 Type                                                        Rate
                 ----                                                        ----
         Undercarriage Overhaul and                                 $[*] per Cycle of Airframe
         Replacement of Engine Life                                          Operation
         Limited Parts

                                     2-2

               SCHEDULE THREE TO SUBLEASE ACCEPTANCE SUPPLEMENT

                      Atlantic Southeast Airlines, Inc.
                  British Aerospace Model 146-200A Aircraft
                            S/N E2___, Reg. N_____
              Sublease Agreement Dated as of ____________, 1995


                      SCHEDULE OF STIPULATED LOSS VALUES


         Month in Which                      Amount of Stipulated
         Payment is Made                     Loss Value
         ---------------                     --------------------



                               [TO BE PROVIDED]

                                  EXHIBIT B-1

[*]

                                  EXHIBIT B-2


[*]

                                   EXHIBIT C

                            REDELIVERY CONDITIONS


         Upon the Expiry Date or at the point of redelivery the Aircraft shall, subject to fair wear and tear and except as otherwise herein provided for, comply with the following conditions and be accompanied by the documents specified in paragraphs 4 and 5 hereof:

1.       General Conditions

         (a)     The Aircraft shall be in the Delivery Conditions specified in
                 Section 2.1.2.6 of the Agreement to Lease, be clean by good airline standards and fit for the immediate carriage of fare paying passengers; provided the OFE shall be in an "as is where is" condition.

         (b) The Aircraft shall have installed the full complement of Engines, Parts and loose equipment as would remain installed in such Aircraft and shall be in a condition suitable for operation in commercial passenger aviation service under FAR
                 Part 121.

         (c) The Aircraft shall have in existence a valid and current FAA Certificate of Airworthiness.

         (d) The Aircraft shall comply with the specifications set forth in Exhibit C(II) of the Agreement to Lease, including any revisions thereto agreed to by Sublessor as of the Expiry Date.

2.       Maintenance Condition

         (a) The Aircraft maintenance accomplished shall be current to the requirements of the Sublessee's FAA approved BAe 146 Maintenance Schedule then in force. In the event that Sublessee's Maintenance Program deviates from that recommended by the Manufacturer, Sublessee shall provide Sublessor a copy of Sublessee's FAA Operations Specifications to reference the deviations.

         (b) If requested, Sublessee shall provide a copy of the appropriate sections of Sublessee's General Maintenance Manual which relate to the maintenance and records practices for the Aircraft.

         (c) The Aircraft shall be free from all known defects (including deferred) and discrepancies other than those items noted on the Delivery Receipt for the Aircraft executed pursuant to
                 Section 4.2.2 of the Agreement to Lease ("Delivery Receipt"); provided, however, all such maintenance defects (including deferred) and discrepancies which are the subject of this paragraph 2(c) shall be governed, and Sublessee's sole responsibility with respect to such defects and discrepancies shall be determined as follows:

                  (i)  [*]





                 (ii)  [*]





                 (iii) [*]



         (d) The Aircraft shall have embodied all applicable FAA mandatory provisions and Manufacturer's mandatory service bulletins which become due for compliance prior to redelivery with the proviso that if inspection programs are FAA permitted alternatives to modifications, then such inspection programs may be used by Sublessee as alternative compliance to these requirements.

         (e) The Aircraft shall have installed or there shall be returned to Lessor all applicable vendors' and manufacturers' service bulletin kits that have an effect on maintenance and reliability theretofore provided by manufacturer to Sublessee on a free of charge basis and that are appropriate for the Aircraft, and, to the extent not installed, such kits shall be returned free of charge with the Aircraft.

         (f) The following maintenance conditions shall have been met on the Aircraft as defined in the Sublessee's FAA approved BAe 146 Maintenance Schedule then in force:

                 -   [*]



                 -   [*]





                 -   [*]




         (g)     [*]

                 [*]




















         (h)     [*]















         (i)     [*]

                 [*]


         (j)     [*]

                     [*]















         (k)     [*]















         (l)     [*]

                     [*]


















































         (m)     [*]

3.       Exterior

         The exterior of the Aircraft shall be in good condition and freshly painted all white in accordance with the Manufacturer's processes with all Sublessee's markings removed.

4.       Aircraft Documents

         All Aircraft Documents shall be in accordance with all applicable rules and regulations of the FAA and the BAe 146 maintenance schedule and shall be complete and current and in the English language and shall be released to the Sublessor concurrent with redelivery of the Aircraft. The Sublessee may, if required, take copies of the original documentation for its own recording processes. All log books, including Engine/APU, shall be complete, certified and released.

5.       Aircraft Manuals

         All operations and maintenance manuals (as originally supplied with the Aircraft) shall be complete and have all revisions issued to the Sublessee incorporated and signed off by the Sublessee or its designated approved organization and shall be released to the Sublessor concurrent with redelivery of the Aircraft.

6.       These provisions are subject to the following conditions:

         (a) Notwithstanding any provisions which may exist within the Sublessee's approved BAe 146 Maintenance Schedule for short term escalation of any interval, limit or time that applies herein, such short term escalation may not be used by Sublessee as a means of avoiding compliance of any of the requirements herein.

         (b) If Sublessee is relying on a prior compliance to satisfy the return requirements herein, such prior compliance shall only be considered acceptable if full documentation to the requirements of the FAA demonstrating such compliance is presented by Sublessee together with reasonable detail of the required work undertaken, the inspection findings and the required corrective action taken.

7.       Failure to Comply

         In the event that on expiration or earlier termination of the Term of the Sublease, Sublessee does not return the Aircraft in the condition required by Section 13 and this Exhibit C, Sublessor shall be entitled to require Sublessee at Sublessee's expense to remedy any defects or deficiencies in the Aircraft and Sublessee shall promptly comply with such requirement, and in the event Sublessee fails to comply, Sublessor shall, without prejudice to its other rights under Section 16 of the Sublease, be entitled to remedy such defects and deficiencies and to recover on demand from Sublessee the costs so incurred, together with interest at the Overdue Rate from the date of expenditure by Sublessor of the relevant cost until reimbursement by Sublessee (both before and after any relevant judgment).

                                   EXHIBIT D


                  SCHEDULE OF UNDERCARRIAGE FLIGHT CYCLE OR
                           TIME LIFE LIMITED PARTS



BAe 146 Landing Gear


Description

1.       Main Landing Gear
         (Main Fitting)

2.       Main Landing Gear

3.       Main Landing Gear

4.       Sidestay

5.       Nose Landing Gear
         Dowty Rotol
         (Main Fitting)

6.       Selector Valve-
         Landing Gear

                                   EXHIBIT E


                       SCHEDULE OF ENGINE FLIGHT CYCLE OR
                          TIME LIFE LIMITED COMPONENTS



ALF 502 - R5 Engine Life Limited Parts

Description

1.       Disc - Fan
2.       Disc - Supercharger
3.       Disc - 1st Compressor
4.       Disc - 2nd Compressor
5.       Spacer - 1st Compressor
6.       Disc - 3rd Compressor
7.       Disc - 4th Compressor
8.       Spacer - 3rd Compressor
9.       Spacer - 4th Compressor
10.      Spacer - 5th Compressor
11.      Disc - 5th Compressor
12.      Disc - 6th Compressor
13       Disc - 7th Compressor
14       Spacer - 6th Compressor
15.      Impeller
16.      Shaft - Compressor
17.      Seal Plate - 1st Turbine
18.      Disc - 1st Turbine
19.      Spacer - Turbine
20.      Disc - 2nd Turbine
21.      3rd Turbine and Shaft
22.      Disc - 4th Turbine

                                EXHIBIT C (I)
                                      TO
                            ASA AGREEMENT TO LEASE


Contract Specification of Aircraft and Associated Loose Equipment


i.       Base Specificaiton

         It is understood that the five (5)BAe 146 Series 200 Aircraft with manufacturer's serial numbers E2062, E2074, E2080, E2084 will be supplied in an "as is" condition with the following specification changes as outlined below undertaken by BAe at no additional cost to
         ASA:

         Item


         (a) Standardization of interior configuration, including 88 passenger seats of a specific-to-type design providing 19" wide seatbacks, as per the attached layout.
         (b)     Cabin Interior Decor Upgrade
                 - Incorporate ASA Furnished Equipment ("LFE") as outlined
                   below;
                 - Replace vestibule and toilet floor covering;
                 - Cosmetic defect rectification.
         (c)     Refurbish cabin seats;
         (d)     Deep clean;
         (e)     ASA livery;
         (f) Fresh from 'C' Check and in compliance with ASA's FAA approved maintenance program
         (g) Current valid FAA Certificate of Airwothiness and in compliance with all applicable and issued FAA airworthiness directives and service bulletins which are specifically designated by the Aircraft manufacturer as Mandatory";
         (h)     Incorporation of TCAS and Mode S Transponder;
         (i)     Incorporation of Windshear;
         (j)     Common standard of emergency equipment;
         (k)     Fit new ownership nameplates;
         (l)     Free of all liens (other than permitted liens)
         (m) Aircraft shall be in good operating order, repair, condition and appearance and free of fuel and hydraulic leaks;
         (n) Engines shall have been tested, inspected and meet the criteria for enrollment on AlliedSignal's Engine Maintenance Cost Protection Program.
         (o) Airframe shall have been tested, inspected and meet the criteria for enrollment on the Avro JetSpares Program;
         (p)     APUs to be upgraded to GTPC 36-150M configuration.

In addition, as part of the Base Specification, BAe will provide ASA with, or procure a provision of, a comprehensive set of technical manuals for the Aircraft in accordance with ATA 200 format (General Revision 20) which will include a free of charge revision service for the first two
         (2) years of the Aircraft's operation. These will be supplied at the time of acceptance of the Aircraft in hard copy in the English language. The detailed qualities supplied will be agreed as part of the Conversion Specification Document 4. A revision service for each set of manuals beyond the first two (2) years of the Aircraft's operation will be available from Avro upon terms to be agreed between ASA and Avro.

The LFE will be substantially limited to the provision of:

(a)      ASA standard seat covers;
(b)      ASA standard soft trim;
(c)      ASA standard carpet;
(d) Any emergency equipment and/or loose equipment particular to ASA operation;
(e)      Galley inserts;

which will be provided free of charge to BAe by ASA, at a timescale to be agreed to by the parties.

ii.      Customer Specification

BAe will incorporate or procure the incorporation of the following change to the Base Specification of the Aircraft in order to comply with the requirements of ASA:

         The ASA specific Emergency Equipment identified in paragraph 2 of Conversion Specification Document BS146/0060, page 8.

and ASA shall pay for such change in accordance with the provisions of said paragraph 2.

                                EXHIBIT C(II)
                                      TO
                            ASA AGREEMENT TO LEASE




                                    ASSET
                           MANAGEMENT ORGANISATION



                                    [LOGO]



                               BUSINESS SUPPORT



                           CONVERSION SPECIFICATION
                                     FOR
                      FIVE BRITISH AEROSPACE 200 SERIES
                              PASSENGER AIRCRAFT
                                     FOR
                         ATLANTIC SOUTHEAST AIRLINES





          Model Number                          :      146-200

          Specification Number                  :      0060

          Date                                  :      12th September 1995

          Amendment                             :      2

                                     ASSET MANAGEMENT ORGANIZATION                    Spec No. BS146/0060
                                No 1 Bishop Square, St. Albans Rd West.
                                                                                      Page: 2 of 15
                                        Hatfield, Herts AL10 9NE
                                                                                      Amendment: 2
                                      AIRCRAFT REFURBISHMENT GROUP
                                                                                      Date: 12th September 1995
                                   WORK PACKAGE SPECIFICATION CHANGES

                     CUSTOMER: ATLANTIC        AIRCRAFT TYPE:  146                    SERIAL NO: E2062, E2074
                     SOUTHEAST AIRLINES                                               E2080, E2084 & E2087
                        Amd         Page                     Index Of Specification Changes                       Status
                                     No.
                         2            3        MAINTENANCE AND MANDATORY REQUIREMENTS                       ACCEPTED

                         2            4                                                                     ACCEPTED
                                               AIRCRAFT CLEANING

                         2            5                                                                     ACCEPTED
                                               INTERIOR LAYOUT

                         2            6                                                                     ACCEPTED
                                               STOWAGE AT 4R
                         2            7                                                                     ACCEPTED
                                               INTERIOR DECOR
                         2            8                                                                     ACCEPTED
                                               EMERGENCY EQUIPMENT
                         2            9                                                                     ACCEPTED
                                               TCAS, MODES, & WINDSHEAR
                         2           10                                                                     ACCEPTED
                         2           11                                                                     ACCEPTED
                                               ALLIEDSIGNAL GTCP36-150 APU

                         2           12                                                                     ACCEPTED
                                               BATTERIES

                         2           13                                                                     ACCEPTED
                                               OPERATING WEIGHTS
                         2           14                                                                     ACCEPTED
                                               APPROVED OIL PLACARDS
                         2           15                                                                     ACCEPTED
                                               EXTERIOR LIVERY
                                                                                                            ACCEPTED
                                               MANUALS





Approved on behalf                       /s/ N. P. Jennett
of Business Support.                     -----------------
                                         N.P. JENNETT

- ----------------------------------------------------------------------------------------------------------------------------------
                ASSET MANAGEMENT ORGANIZATION                    Spec No. BS146/0060
           No 1 Bishop Square, St. Albans Rd West.               Page: 3 of 15
                                                                 -----------------------------------------------------------------
                                                                 Amendment: 2
                   Hatfield, Herts AL10 9NE
                                                                 -----------------------------------------------------------------
                 AIRCRAFT REFURBISHMENT GROUP
                                                                 Date: 12th September 1995
              WORK PACKAGE SPECIFICATION CHANGES                 -----------------------------------------------------------------

CUSTOMER: ATLANTIC        AIRCRAFT TYPE:  146                    SERIAL NO: E2062, E2074
SOUTHEAST AIRLINES                                               E2080, E2084 & E2087
- ----------------------------------------------------------------------------------------------------------------------------------
TITLE: MAINTENANCE AND MANDATORY REQUIREMENTS
- ----------------------------------------------------------------------------------------------------------------------------------
DESCRIPTION OF CHANGE:
1.      The aircraft shall be delivered fresh from a '1C' Check.

2.      All Out of Phase maintenance, with the exception of certain time controlled components as covered hereunder, shall be cleared for a period of 12 months/2000 cycles/1500 hours.

3.      All time controlled items with a periodicity of 3000 cycles/3000 cycles/3000 hours or less shall be delivered with not less than thirty percent life remaining.

4.      Each of the engines shall have been tested and inspected as necessary to meet the criteria for enrollment on the AlliedSignal's Engine Maintenance Cost Protection Plan
        (EMCPP).

5.      Each of the airframes shall have been tested and inspected as necessary to meet the criteria for enrollment on the Avro Jetspares Programme.


- -----------------------------------------------------------------------------------------------------------------------------------
APPLICABILITY:
E2062, E2074, E2080, E2084, & E2087
- -----------------------------------------------------------------------------------------------------------------------------------
REMARKS/RESPONSE



- -----------------------------------------------------------------------------------------------------------------------------------
MOD.NOS: (Where applicable)     SERVICE BULLETIN NOS:  (Where applicable)                STATUS:
                                                                                         ACCEPTED
- -----------------------------------------------------------------------------------------------------------------------------------
Approved on behalf                                                                       Approved on behalf
of Business Support....../s/ N. P. Jennett                                               of the Customer..................
                         -----------------
                             N.P. JENNETT
- -----------------------------------------------------------------------------------------------------------------------------------

          This specification may be amended at any time without notice

- ----------------------------------------------------------------------------------------------------------------------------------
                ASSET MANAGEMENT ORGANIZATION                    Spec No. BS146/0060
           No 1 Bishop Square, St. Albans Rd West.               Page: 4 of 15
                                                                 -----------------------------------------------------------------
                                                                 Amendment: 2
                   Hatfield, Herts AL10 9NE
                                                                 -----------------------------------------------------------------
                 AIRCRAFT REFURBISHMENT GROUP
                                                                 Date: 12th September 1995
              WORK PACKAGE SPECIFICATION CHANGES                 -----------------------------------------------------------------

CUSTOMER: ATLANTIC        AIRCRAFT TYPE:  146                    SERIAL NO: E2062, E2074
SOUTHEAST AIRLINES                                               E2080, E2084 & E2087
- ----------------------------------------------------------------------------------------------------------------------------------
TITLE: AIRCRAFT CLEANING
- ----------------------------------------------------------------------------------------------------------------------------------
DESCRIPTION OF CHANGE:
                     1.      The aircraft shall be deep cleaned throughout including flightdeck, cabin sidewalls, luggage bins inside and out, PSU's, roof panels, and forward and rear vestibules.

                     2.      All galley compartments and surfaces shall be cleaned thoroughly.

                     3.      All cabin soft trim areas not affected by retrimming, shall be cleaned thoroughly.

                     4.      All freight bays, under floor equipment bays and ECS bays shall be cleaned and clear of
                             FOD.

- -----------------------------------------------------------------------------------------------------------------------------------
APPLICABILITY:
E2062, E2074, E2080, E2084, & E2087
- -----------------------------------------------------------------------------------------------------------------------------------
REMARKS/RESPONSE


- -----------------------------------------------------------------------------------------------------------------------------------
MOD.NOS: (Where applicable)     SERVICE BULLETIN NOS:  (Where applicable)                STATUS:
                                                                                         ACCEPTED
- -----------------------------------------------------------------------------------------------------------------------------------
Approved on behalf                                                                       Approved on behalf
of Business Support....../s/ N. P. Jennett                                               of the Customer..................
                         -----------------
                             N.P. JENNETT
- -----------------------------------------------------------------------------------------------------------------------------------

          This specification may be amended at any time without notice

- ----------------------------------------------------------------------------------------------------------------------------------
                ASSET MANAGEMENT ORGANIZATION                    Spec No. BS146/0060
           No 1 Bishop Square, St. Albans Rd West.               Page: 5 of 15
                                                                 -----------------------------------------------------------------
                                                                 Amendment: 2
                   Hatfield, Herts AL10 9NE
                                                                 -----------------------------------------------------------------
                 AIRCRAFT REFURBISHMENT GROUP
                                                                 Date: 12th September 1995
              WORK PACKAGE SPECIFICATION CHANGES                 -----------------------------------------------------------------

CUSTOMER: ATLANTIC        AIRCRAFT TYPE:  146                    SERIAL NO: E2062, E2074
SOUTHEAST AIRLINES                                               E2080, E2084 & E2087
- ----------------------------------------------------------------------------------------------------------------------------------
TITLE: INTERIOR LAYOUT
- ----------------------------------------------------------------------------------------------------------------------------------
DESCRIPTION OF CHANGE:
                     1.      The aircraft shall have an 88 seat 5 abreast configuration generally in accordance with the attached sketch AMS 0055.

                     2.      The seats are to be refurbished with new cushions, plastic trim materials and arm cappings.

                     3.      Seat covers to be ASA Furnished Equipment.

                     4.      Seat row labeling to omit row 13.

- -----------------------------------------------------------------------------------------------------------------------------------
APPLICABILITY:
E2062, E2074, E2080, E2084, & E2087
- -----------------------------------------------------------------------------------------------------------------------------------
REMARKS/RESPONSE


- -----------------------------------------------------------------------------------------------------------------------------------
MOD.NOS: (Where applicable)     SERVICE BULLETIN NOS:  (Where applicable)                STATUS:
                                                                                         ACCEPTED
- -----------------------------------------------------------------------------------------------------------------------------------
Approved on behalf                                                                       Approved on behalf
of Business Support....../s/ N. P. Jennett                                               of the Customer..................
                         -----------------
                             N.P. JENNETT
- -----------------------------------------------------------------------------------------------------------------------------------

          This specification may be amended at any time without notice

               [PASSENGER CABIN LAYOUT GRAPHIC NOT REPRODUCEABLE]

- ----------------------------------------------------------------------------------------------------------------------------------
                ASSET MANAGEMENT ORGANIZATION                    Spec No. BS146/0060
           No 1 Bishop Square, St. Albans Rd West.               Page: 6 of 15
                                                                 -----------------------------------------------------------------
                                                                 Amendment: 2
                   Hatfield, Herts AL10 9NE
                                                                 -----------------------------------------------------------------
                 AIRCRAFT REFURBISHMENT GROUP
                                                                 Date: 12th September 1995
              WORK PACKAGE SPECIFICATION CHANGES                 -----------------------------------------------------------------

CUSTOMER: ATLANTIC        AIRCRAFT TYPE:  146                    SERIAL NO: E2062, E2074
SOUTHEAST AIRLINES                                               E2080, E2084 & E2087
- ----------------------------------------------------------------------------------------------------------------------------------
TITLE: STOWAGE AT 4R
- ----------------------------------------------------------------------------------------------------------------------------------
DESCRIPTION OF CHANGE:
                     1.      The aircraft shall be equipped with a stowage at position 4R generally in accordance with the attached sketch CES 04-0086.

- -----------------------------------------------------------------------------------------------------------------------------------
APPLICABILITY:
E2062, E2074, E2080, E2084, & E2087
- -----------------------------------------------------------------------------------------------------------------------------------
REMARKS/RESPONSE


- -----------------------------------------------------------------------------------------------------------------------------------
MOD.NOS: (Where applicable)     SERVICE BULLETIN NOS:  (Where applicable)                STATUS:
                                                                                         ACCEPTED
- -----------------------------------------------------------------------------------------------------------------------------------
Approved on behalf                                                                       Approved on behalf
of Business Support....../s/ N. P. Jennett                                               of the Customer..................
                         -----------------
                             N.P. JENNETT
- -----------------------------------------------------------------------------------------------------------------------------------

          This specification may be amended at any time without notice

                 [Aircraft Stowage sketch not reproduceable]

- ----------------------------------------------------------------------------------------------------------------------------------
                ASSET MANAGEMENT ORGANIZATION                    Spec No. BS146/0060
           No 1 Bishop Square, St. Albans Rd West.               Page: 7 of 15
                                                                 -----------------------------------------------------------------
                                                                 Amendment: 2
                   Hatfield, Herts AL10 9NE
                                                                 -----------------------------------------------------------------
                 AIRCRAFT REFURBISHMENT GROUP
                                                                 Date: 12th September 1995
              WORK PACKAGE SPECIFICATION CHANGES                 -----------------------------------------------------------------

CUSTOMER: ATLANTIC        AIRCRAFT TYPE:  146                    SERIAL NO: E2062, E2074
SOUTHEAST AIRLINES                                               E2080, E2084 & E2087
- ----------------------------------------------------------------------------------------------------------------------------------
TITLE: INTERIOR DECOR
- ----------------------------------------------------------------------------------------------------------------------------------
DESCRIPTION OF CHANGE:
                     1.      The cabin carpet shall be ASA Furnished Equipment...

                     2.      The soft trim material for finishing dado panels and cabin bulkheads shall be ASA
                             Furnished Equipment.  ASA have selected the Blue Tapis material currently fitted to aircraft E2062 and E2074, and accept the material currently fitted to these two aircraft as suitable for delivery.  It is agreed that the additional Blue Tapis material required to complete retrimming of all aircraft is to be procured by AMO and invoiced to ASA.

                     3.      All cabin sidewall panels are to be painted in a neutral solid color to complement existing overhead panel trim materials.

                     4.      Vestibule and toilet floor covering shall be replaced with AMO supplied blue coindot material.  This material to replace any carpet in the rear vestibule area in any of the aircraft.

                     5.      Galley facings in aircraft E2080, E2084 and E2087 shall be painted grey to match the existing trim in aircraft E2062 and E2074.

- -----------------------------------------------------------------------------------------------------------------------------------
APPLICABILITY:
E2062, E2074, E2080, E2084, & E2087
- -----------------------------------------------------------------------------------------------------------------------------------
REMARKS/RESPONSE


- -----------------------------------------------------------------------------------------------------------------------------------
MOD.NOS: (Where applicable)     SERVICE BULLETIN NOS:  (Where applicable)                STATUS:
                                                                                         ACCEPTED
- -----------------------------------------------------------------------------------------------------------------------------------
Approved on behalf                                                                       Approved on behalf
of Business Support....../s/ N. P. Jennett                                               of the Customer..................
                         -----------------
                             N.P. JENNETT
- -----------------------------------------------------------------------------------------------------------------------------------

          This specification may be amended at any time without notice

- ----------------------------------------------------------------------------------------------------------------------------------
                ASSET MANAGEMENT ORGANIZATION                    Spec No. BS146/0060
           No 1 Bishop Square, St. Albans Rd West.               Page: 8 of 15
                                                                 -----------------------------------------------------------------
                                                                 Amendment: 2
                   Hatfield, Herts AL10 9NE
                                                                 -----------------------------------------------------------------
                 AIRCRAFT REFURBISHMENT GROUP
                                                                 Date: 12th September 1995
              WORK PACKAGE SPECIFICATION CHANGES                 -----------------------------------------------------------------

CUSTOMER: ATLANTIC        AIRCRAFT TYPE:  146                    SERIAL NO: E2062, E2074
SOUTHEAST AIRLINES                                               E2080, E2084 & E2087
- ----------------------------------------------------------------------------------------------------------------------------------
TITLE: EMERGENCY EQUIPMENT
- ----------------------------------------------------------------------------------------------------------------------------------
DESCRIPTION OF CHANGE:
                     1.      FAA approved Emergency Equipment shall be standardized to the items and locations shown on drawing AMO-25-60-9509-15 a copy of which is attached.

                     2.      ASA have elected to use smoke hoods (PBEs) not currently fitted to any of the aircraft.
                             It is agreed that AMO will procure the smoke hoods and invoice ASA for 50% of their cost, based on ASA available pricing.

- -----------------------------------------------------------------------------------------------------------------------------------
APPLICABILITY:
E2062, E2074, E2080, E2084, & E2087
- -----------------------------------------------------------------------------------------------------------------------------------
REMARKS/RESPONSE


- -----------------------------------------------------------------------------------------------------------------------------------
MOD.NOS: (Where applicable)     SERVICE BULLETIN NOS:  (Where applicable)                STATUS:
                                                                                         ACCEPTED
- -----------------------------------------------------------------------------------------------------------------------------------
Approved on behalf                                                                       Approved on behalf
of Business Support....../s/ N. P. Jennett                                               of the Customer..................
                         -----------------
                             N.P. JENNETT
- -----------------------------------------------------------------------------------------------------------------------------------

          This specification may be amended at any time without notice

               [Emergency equipment drawings not reproduceable]

- ----------------------------------------------------------------------------------------------------------------------------------
                ASSET MANAGEMENT ORGANIZATION                    Spec No. BS146/0060
           No 1 Bishop Square, St. Albans Rd West.               Page: 9 of 15
                                                                 -----------------------------------------------------------------
                                                                 Amendment: 2
                   Hatfield, Herts AL10 9NE
                                                                 -----------------------------------------------------------------
                 AIRCRAFT REFURBISHMENT GROUP
                                                                 Date: 12th September 1995
              WORK PACKAGE SPECIFICATION CHANGES                 -----------------------------------------------------------------

CUSTOMER: ATLANTIC        AIRCRAFT TYPE:  146                    SERIAL NO: E2062, E2074
SOUTHEAST AIRLINES                                               E2080, E2084 & E2087
- ----------------------------------------------------------------------------------------------------------------------------------
TITLE: TCAS, MODES AND WINDSHEAR
- ----------------------------------------------------------------------------------------------------------------------------------
DESCRIPTION OF CHANGE:
                     1.      Install a Collins Traffic alert and Collision Avoidance System and Mode S transponder.

                             Item                 Vendor                Model            Part No:
                             ----                 ------                -----            --------

                             TCAS Processor       Collins               TTR920           622-8971-020
                             TCAS IVSI            Sextant                                457400GA1311
                             Control Head         Collins               TTC920           622-9288-007
                             Transponder          Collins               TPR720           622-7878-201
                             Antenna              Collins               TRE920           622-8973-001

                     2.      Install a Safeflight Windshear detection and recovery guidance system.

- -----------------------------------------------------------------------------------------------------------------------------------
APPLICABILITY:
E2062, E2074, E2080, E2084, & E2087
- -----------------------------------------------------------------------------------------------------------------------------------
REMARKS/RESPONSE


- -----------------------------------------------------------------------------------------------------------------------------------
MOD.NOS: (Where applicable)     SERVICE BULLETIN NOS:  (Where applicable)                STATUS:
                                                                                         ACCEPTED
- -----------------------------------------------------------------------------------------------------------------------------------
Approved on behalf                                                                       Approved on behalf
of Business Support....../s/ N. P. Jennett                                               of the Customer..................
                         -----------------
                             N.P. JENNETT
- -----------------------------------------------------------------------------------------------------------------------------------

          This specification may be amended at any time without notice

- ----------------------------------------------------------------------------------------------------------------------------------
                ASSET MANAGEMENT ORGANIZATION                    Spec No. BS146/0060
           No 1 Bishop Square, St. Albans Rd West.               Page:10 of 15
                                                                 -----------------------------------------------------------------
                                                                 Amendment: 2
                   Hatfield, Herts AL10 9NE
                                                                 -----------------------------------------------------------------
                 AIRCRAFT REFURBISHMENT GROUP
                                                                 Date: 12th September 1995
              WORK PACKAGE SPECIFICATION CHANGES                 -----------------------------------------------------------------

CUSTOMER: ATLANTIC        AIRCRAFT TYPE:  146                    SERIAL NO: E2062, E2074
SOUTHEAST AIRLINES                                               E2080, E2084 & E2087
- ----------------------------------------------------------------------------------------------------------------------------------
TITLE: ALLIEDSIGNAL GTCP 36-150 APU
- ----------------------------------------------------------------------------------------------------------------------------------
DESCRIPTION OF CHANGE:
                     1.      Replace the existing AlliedSignal GTCP36-100M APU with AlliedSignal GTCP36-150M APU.

                     2.      Any such replacement that cannot be completed before aircraft delivery is to be accomplished on a retrofit basis to a mutually agreed programme.  Said programme to protect ASA's operating cost exposure to that equivalent to operating an all GTCP30-150M fleet.

- -----------------------------------------------------------------------------------------------------------------------------------
APPLICABILITY:
E2062, E2074, E2080, E2084, & E2087
- -----------------------------------------------------------------------------------------------------------------------------------
REMARKS/RESPONSE


- -----------------------------------------------------------------------------------------------------------------------------------
MOD.NOS: (Where applicable)     SERVICE BULLETIN NOS:  (Where applicable)                STATUS:
                                                                                         ACCEPTED
- -----------------------------------------------------------------------------------------------------------------------------------
Approved on behalf                                                                       Approved on behalf
of Business Support....../s/ N. P. Jennett                                               of the Customer..................
                         -----------------
                             N.P. JENNETT
- -----------------------------------------------------------------------------------------------------------------------------------

          This specification may be amended at any time without notice

- ----------------------------------------------------------------------------------------------------------------------------------
                ASSET MANAGEMENT ORGANIZATION                    Spec No. BS146/0060
           No 1 Bishop Square, St. Albans Rd West.               Page:11 of 15
                                                                 -----------------------------------------------------------------
                                                                 Amendment: 2
                   Hatfield, Herts AL10 9NE
                                                                 -----------------------------------------------------------------
                 AIRCRAFT REFURBISHMENT GROUP
                                                                 Date: 12th September 1995
              WORK PACKAGE SPECIFICATION CHANGES                 -----------------------------------------------------------------

CUSTOMER: ATLANTIC        AIRCRAFT TYPE:  146                    SERIAL NO: E2062, E2074
SOUTHEAST AIRLINES                                               E2080, E2084 & E2087
- ----------------------------------------------------------------------------------------------------------------------------------
TITLE: BATTERIES
- ----------------------------------------------------------------------------------------------------------------------------------
DESCRIPTION OF CHANGE:
                     1.      Aircraft battery installation shall be standardized to single Hawker Energy Products sealed lead-acid.

- -----------------------------------------------------------------------------------------------------------------------------------
APPLICABILITY:
E2062, E2074, E2080, E2084, & E2087
- -----------------------------------------------------------------------------------------------------------------------------------
REMARKS/RESPONSE


- -----------------------------------------------------------------------------------------------------------------------------------
MOD.NOS: (Where applicable)     SERVICE BULLETIN NOS:  (Where applicable)                STATUS:
                                                                                         ACCEPTED
- -----------------------------------------------------------------------------------------------------------------------------------
Approved on behalf                                                                       Approved on behalf
of Business Support....../s/ N. P. Jennett                                               of the Customer..................
                         -----------------
                             N.P. JENNETT
- -----------------------------------------------------------------------------------------------------------------------------------

          This specification may be amended at any time without notice

- ----------------------------------------------------------------------------------------------------------------------------------
                ASSET MANAGEMENT ORGANIZATION                    Spec No. BS146/0060
           No 1 Bishop Square, St. Albans Rd West.               Page:12 of 15
                                                                 -----------------------------------------------------------------
                                                                 Amendment: 2
                   Hatfield, Herts AL10 9NE
                                                                 -----------------------------------------------------------------
                 AIRCRAFT REFURBISHMENT GROUP
                                                                 Date: 12th September 1995
              WORK PACKAGE SPECIFICATION CHANGES                 -----------------------------------------------------------------

CUSTOMER: ATLANTIC        AIRCRAFT TYPE:  146                    SERIAL NO: E2062, E2074
SOUTHEAST AIRLINES                                               E2080, E2084 & E2087
- ----------------------------------------------------------------------------------------------------------------------------------
TITLE: OPERATING WEIGHTS
- ----------------------------------------------------------------------------------------------------------------------------------
DESCRIPTION OF CHANGE:
                     1.      Aircraft operating weights to be standardized to the following limitations:


                             Maximum Ramp Weight          93,500 lbs
                             Maximum Take Off Weight      93,000 lbs
                             Maximum Landing Weight       81,000 lbs
                             Maximum Zero Fuel Weight     73,500 lbs

- -----------------------------------------------------------------------------------------------------------------------------------
APPLICABILITY:
E2062, E2074, E2080, E2084, & E2087
- -----------------------------------------------------------------------------------------------------------------------------------
REMARKS/RESPONSE


- -----------------------------------------------------------------------------------------------------------------------------------
MOD.NOS: (Where applicable)     SERVICE BULLETIN NOS:  (Where applicable)                STATUS:
                                                                                         ACCEPTED
- -----------------------------------------------------------------------------------------------------------------------------------
Approved on behalf                                                                       Approved on behalf
of Business Support....../s/ N. P. Jennett                                               of the Customer..................
                         -----------------
                             N.P. JENNETT
- -----------------------------------------------------------------------------------------------------------------------------------

          This specification may be amended at any time without notice

- ----------------------------------------------------------------------------------------------------------------------------------
                ASSET MANAGEMENT ORGANIZATION                    Spec No. BS146/0060
           No 1 Bishop Square, St. Albans Rd West.               Page:13 of 15
                                                                 -----------------------------------------------------------------
                                                                 Amendment: 2
                   Hatfield, Herts AL10 9NE
                                                                 -----------------------------------------------------------------
                 AIRCRAFT REFURBISHMENT GROUP
                                                                 Date: 12th September 1995
              WORK PACKAGE SPECIFICATION CHANGES                 -----------------------------------------------------------------

CUSTOMER: ATLANTIC        AIRCRAFT TYPE:  146                    SERIAL NO: E2062, E2074
SOUTHEAST AIRLINES                                               E2080, E2084 & E2087
- ----------------------------------------------------------------------------------------------------------------------------------
TITLE: APPROVED OIL PLACARDS
- ----------------------------------------------------------------------------------------------------------------------------------
DESCRIPTION OF CHANGE:
                     1.      Exxon 2380 is to be placarded as the approved oil for engines, engine starters, IDGs,
                             APU and APU generator gearbox per Chapter 11 of the Aircraft Maintenance Manual.

- -----------------------------------------------------------------------------------------------------------------------------------
APPLICABILITY:
E2062, E2074, E2080, E2084, & E2087
- -----------------------------------------------------------------------------------------------------------------------------------
REMARKS/RESPONSE


- -----------------------------------------------------------------------------------------------------------------------------------
MOD.NOS: (Where applicable)     SERVICE BULLETIN NOS:  (Where applicable)                STATUS:
                                                                                         ACCEPTED
- -----------------------------------------------------------------------------------------------------------------------------------
Approved on behalf                                                                       Approved on behalf
of Business Support....../s/ N. P. Jennett                                               of the Customer..................
                         -----------------
                             N.P. JENNETT
- -----------------------------------------------------------------------------------------------------------------------------------

          This specification may be amended at any time without notice

- ----------------------------------------------------------------------------------------------------------------------------------
                ASSET MANAGEMENT ORGANIZATION                    Spec No. BS146/0060
           No 1 Bishop Square, St. Albans Rd West.               Page:14 of 15
                                                                 -----------------------------------------------------------------
                                                                 Amendment: 2
                   Hatfield, Herts AL10 9NE
                                                                 -----------------------------------------------------------------
                 AIRCRAFT REFURBISHMENT GROUP
                                                                 Date: 12th September 1995
              WORK PACKAGE SPECIFICATION CHANGES                 -----------------------------------------------------------------

CUSTOMER: ATLANTIC        AIRCRAFT TYPE:  146                    SERIAL NO: E2062, E2074
SOUTHEAST AIRLINES                                               E2080, E2084 & E2087
- ----------------------------------------------------------------------------------------------------------------------------------
TITLE: EXTERIOR LIVERY
- ----------------------------------------------------------------------------------------------------------------------------------
DESCRIPTION OF CHANGE:
                     1.      The aircraft is to be painted in Atlantic Southeast Airlines livery in accordance with drawing 0-11-B100-0972 at Issue 2, a reduced copy of which is attached.

- -----------------------------------------------------------------------------------------------------------------------------------
APPLICABILITY:
E2062, E2074, E2080, E2084, & E2087
- -----------------------------------------------------------------------------------------------------------------------------------
REMARKS/RESPONSE


- -----------------------------------------------------------------------------------------------------------------------------------
MOD.NOS: (Where applicable)     SERVICE BULLETIN NOS:  (Where applicable)                STATUS:
                                                                                         ACCEPTED
- -----------------------------------------------------------------------------------------------------------------------------------
Approved on behalf                                                                       Approved on behalf
of Business Support....../s/ N. P. Jennett                                               of the Customer..................
                         -----------------
                             N.P. JENNETT
- -----------------------------------------------------------------------------------------------------------------------------------

          This specification may be amended at any time without notice

                      [PAINTING DRAWING NOT REPRODUCEABLE]

- ----------------------------------------------------------------------------------------------------------------------------------
                ASSET MANAGEMENT ORGANIZATION                    Spec No. BS146/0060
           No 1 Bishop Square, St. Albans Rd West.               Page:15 of 15
                                                                 -----------------------------------------------------------------
                                                                 Amendment: 2
                   Hatfield, Herts AL10 9NE
                                                                 -----------------------------------------------------------------
                 AIRCRAFT REFURBISHMENT GROUP
                                                                 Date: 12th September 1995
              WORK PACKAGE SPECIFICATION CHANGES                 -----------------------------------------------------------------

CUSTOMER: ATLANTIC        AIRCRAFT TYPE:  146                    SERIAL NO: E2062, E2074
SOUTHEAST AIRLINES                                               E2080, E2084 & E2087
- ----------------------------------------------------------------------------------------------------------------------------------
TITLE: MANUALS
- ----------------------------------------------------------------------------------------------------------------------------------
DESCRIPTION OF CHANGE:
                     1.      Manuals to be supplied are as per the attached list ASAMANR1.

                     2.      Manuals revisions are to be [*] for a period of [*] from initial delivery.

- -----------------------------------------------------------------------------------------------------------------------------------
APPLICABILITY:
E2062, E2074, E2080, E2084, & E2087
- -----------------------------------------------------------------------------------------------------------------------------------
REMARKS/RESPONSE



- -----------------------------------------------------------------------------------------------------------------------------------
MOD.NOS: (Where applicable)     SERVICE BULLETIN NOS:  (Where applicable)                STATUS:
                                                                                         ACCEPTED
- -----------------------------------------------------------------------------------------------------------------------------------
Approved on behalf                                                                       Approved on behalf
of Business Support....../s/ N. P. Jennett                                               of the Customer..................
                         -----------------
                             N.P. JENNETT
- -----------------------------------------------------------------------------------------------------------------------------------

          This specification may be amended at any time without notice

                                  ASAMANR1.XLS

- --------------------------------------------------------------------------------------------------------
                            MANUAL                              ASA       FAA       TOTAL      YEARS FOC
- --------------------------------------------------------------------------------------------------------
                                                                QTY.      QTY.      QTY.       REVISIONS
- --------------------------------------------------------------------------------------------------------

 A/C MAINT. MANUAL                                               4                    4            2
 A/C CHARACTERISTICS FOR AIRPORT PLANNING                        1                    1            2
 BAe PROCESS SPECS.                                                                                2
 BAe MATERIALS SPECS.                                                                              2
 BULK CONSUMABLES                                                                                  2
 COMPONENT MAINTENANCE MANUAL (AIRFRAME)                         1                    1            2
 COMP. MAINT. STD. PRACTICES-CHAPTER 20                          1                    1            2
 CORROSION CONTROL                                               2                    2            2
 DISPATCH DEV. GUIDE                                             3         1          4            2
 ENGINEERING STANDARDS (ELECTRICAL)                                                                2
 FLIGHT MANUAL (SPECIMEN - E2087)                                3         1          4            2
 ILLUST. PARTS CATALOG (AIRFRAME)                                5                    5            2
 ILLUST. TOOL AND EQUIP. MANUAL (INC. GSE)                       1                    1            2
 MAINT. PLANNING DOCUMENT                                        1                    1            2
 MAINT. REVIEW BOARD DOCUMENT                                    1         1          2            2
 MANUAL STATUS INDEX                                             1                    1            2
 MANUFACT. OPS. MANUAL VOL 1                                     3                    3            2
 MANUFACT. OPS. MANUAL VOL 2                                     3                    3            2
 MANUFACT. OPS. MANUAL VOL 3 (PT.1)                              3                    3            2
 MANUFACT. OPS. MANUAL VOL 3 (PT.2)                              8                    8            2
 MANUFACT. OPS. MANUAL VOL 3 (PT.3)                              3                    3            2
 MANUFACT. OPS. MANUAL VOL 4                                     2                    2            2
 MASTER MINIMUM EQUIP. LIST                                                                        2
 MOD./INSPECTION S/B INDEX (AIRFRAME)                            1                    1            2
 NDT MANUAL                                                      1                    1            2
 POWER PLANT BUILD MANUAL                                        4                    4            2
 RELEVANT SERVICE BULLETINS (AIRFRAME)                           4                    4            2
 SCHEMATIC WIRING MANUALS                                        4                    4            2
 SERVICE INFO. LEAFLETS                                          2                    2            2
 SPEED CARDS (OPS. SUPPORT)                                     12                   12            2
 STRUCTURAL REPAIR MANUAL                                        4                    4            2
 TROUBLESHOOTING MANUAL                                          4                    4            2
 VENDOR INFO. MANUAL                                             1                    1            2
 VENDOR S/B INDEX                                                1                    1            2
 VENDOR MOD INDEX                                                1                    1            2
 WEIGHT & BALANCE MANUAL (SPECIMEN-E2087)                        2         1          3            2
 WIRING MANUAL                                                   3                    3            2
 WIRING MANL. STANDARD PRACTICES                                 1                    1            2
 WORK CARDS                                                      1                    1            2
                                                     TOTALS
- --------------------------------------------------------------------------------------------------------
 MANUALS TO BE SUPPLIED BY VENDORS:

 MAINT. MANUAL (ENGINE)                                         TBD       TBD
 COMPONENT MAINT. MANUAL (ENGINE)                               TBD
 GSE MANUAL (ENGINES)                                           TBD
 ILLUST. PARTS CATALOG (ENGINES)                                TBD       TBD
 COMPONENT MAINT. MANUALS (VENDORS)                             TBD       TBD
- --------------------------------------------------------------------------------------------------------

                               EXHIBIT C (III)
                                      TO
                            ASA AGREEMENT TO LEASE

Delivery Condition

1.       Fuselage, Windows and Doors

         (a)     The fuselage shall be free of major dents and abrasions, scab patches, temporary repairs and loose or pulled rivets to the extent that the same are outside the prescribed limits as defined in the FAA approved BAe 146 Structural Repair Manual ("Structural Repair Manual") and/or the FAA approved BAe 146 Maintenance Manual ("Maintenance Manual"). All repairs shall have proper documentation with Structural Repair Manual references and/or engineering repair drawings and test piece results, as applicable, and shall have been carried out in accordance with FAA requirements.

         (b)     Windows shall be fully serviceable and in accordance with the aircraft Maintenance Manual limitations. Visibility through windows shall meet aircraft Maintenance Manual requirements.

         (c) Doors shall be free moving, correctly rigged and be fitted with serviceable seals.

2.       Wings and Empennage

         (a)     All leading edges shall be free from damage and shall not have any repairs outside the prescribed limits referred to in the Structural Repair Manual and/or the Maintenance Manual.

         (b)     All control surfaces shall be washed and clean.

         (c)     All unpainted cowlings and fairings shall be washed and clean.

         (d)     Wings shall be free of fuel leaks outside the limits set out in the Maintenance Manual or other relevant documentation.

3.       Interior

         (a)     Ceiling, sidewalls and bulkhead panels shall be clean and free of cracks and stains and meet applicable FAA fire resistance regulations.

         (b)     All floor coverings and seat covers provided by the Lessor, if any, shall be in good condition, clean and stain free and meet applicable FAA fire resistance regulations.

         (c)     All seats shall be serviceable and in good condition.

         (d)     All signs and decals shall be clean, secure and legible.

         (e) All calendar lifed emergency equipment shall have a minimum of one year life remaining.

         (f)     Toilet and galley areas shall be clean and fully serviceable.

         (g) Floor panels shall be in good condition, free of soft spots and delamination.

         (h) All passenger service units shall be free of cracks and in good working condition.

         (i) Floor coverings shall be effectively sealed in the galley, toilet and airstairs area.

         (j) Loose equipment, as inventoried, shall be complete and fully certified.

4.       Cockpit

         (a)     All decals shall be clean, secure and legible.

         (b) All fairing panels shall be free of stains and cracks and shall be clean and secure.

         (c)     Floor covering shall be clean and effectively sealed.

         (d) Seat covers shall be in good condition, clean and shall conform to applicable FAA fire resistance regulation.

         (e)     Seats shall be fully serviceable and in good condition.

5.       Cargo Compartments

         (a)     All panels shall be in good condition and effectively sealed.
                     All repairs shall be permanent repairs, in accordance with the Structural Repair Manual and Maintenance Manual.

         (b)     All nets shall be fully serviceable.


6.       Landing Gear

         The landing gear, brakes, wheels and landing gear bays shall be clean, free from leaks and in good repair as necessary. All decals shall be clear, secure and legible.

7.       Corrosion

         (a)     The airframe shall have been treated for corrosion in
                     accordance with the Maintenance Manual and the Structural Repair Manual and an approved prevention program shall be in operation.

         (b)     Fuel tanks shall be free from contamination and corrosion and shall have been treated in accordance with an approved prevention program and a tank treatment program shall be in operation in accordance with the Maintenance Manual.

                                  EXHIBIT D
                                      TO
                            ASA AGREEMENT TO LEASE



                             Scheduled Offer Dates

                     Aircraft                               Date
                     --------                               ----

                 First Aircraft                    October 15, 1995

                 Second Aircraft                   October 31, 1995

                 Third Aircraft                   November 15, 1995

                 Fourth Aircraft                  November 28, 1995

                 Fifth Aircraft                    January 15, 1996

                                  EXHIBIT E
                                      TO
                            ASA AGREEMENT TO LEASE

             Maintenance Contribution Rate Escalation Formulation


P        =       Po ([*] BW + [*] BM + [*] AW + [*] AM)
                         --       --       --       --
                         Bwo      Bmo      Awo      Amo

where

P        =       Maintenance Contribution rate as varied

Po       =       Maintenance Contribution rate

BWo      =       the UK Earnings Index, averaged for 3 months up to and
                 including January 1, 1996

BW       =       the revised UK Earnings Index

BMo      =       the UK Materials Index, averaged for 3 months up to and
                 including January 1, 1996

BM       =       the revised UK Materials Index

AWo      =       the US Earnings Index, averaged for 3 months up to and
                 including January 1, 1996

AW       =       the revised US Labour Index

AMo      =       the US Materials Index, averaged for 3 months up to and
                 including January 1, 1996

AM       =       the revised US Materials Index

For the purpose of this formula the following definitions shall apply:

The UK Earning Index is the Index of "Average Earnings - All employees, Manufacturing Industries", published in Table 5.1 of the United Kingdom Government Department of Employment publication "Employment Gazette".

The UK Materials Index is the Index of "Materials and Fuels (Aerospace Industry)", published in Table 3 (SIC 3640) of the United Kingdom Government Department of Trade Industry publication "British Business".

The US Earnings Index is the Index of "Average Hourly Earnings, Aircraft and Parts" as published in Table C2, (SIC 372, of the United States Department of Labour publication "Employment and Earnings".

The US Materials Index is the Index of "Metals and meat Products" as published in Table 6 (Code 10) of the United States Department of Labour publication "Producer Prices and Prices Indexes".

The revised index referred to above shall mean the average of the appropriate index numbers for the three months up to and including the sixth month preceding 1st January each year.

In the event of a radical revision in the structure of or discontinuance of any of the Indices referred to above, British Aerospace and ASA shall mutually select as a substitute for the revised or discontinued Index, a comparable Index published by any other US or British Government agency or, if no such Index shall be available, the comparable Index published by a major bank or other financial institution or by a university or a recognized financial or trade publication.

                                 EXHIBIT F-1
                                      TO
                            ASA AGREEMENT TO LEASE



                                      [*]

                                 EXHIBIT F-2
                                      TO
                            ASA AGREEMENT TO LEASE


                                      [*]

                                 EXHIBIT G-1
                                      TO
                            ASA AGREEMENT TO LEASE

                                      [*]

                                 EXHIBIT G-2
                                      TO
                            ASA AGREEMENT TO LEASE

                                      [*]

                                  EXHIBIT H
                                      TO
                            ASA AGREEMENT TO LEASE

     The following items of Operator Furnished Equipment shall be supplied by ASA to AMO at Appleton, Wisconsin in the case of the first, second and fifth Aircraft and Nashville, Tennessee in the case of the third and fourth Aircraft by the dates set out below, for fitment to the Aircraft:

             DESCRIPTION                            QUANTITY                          DATE OF SUPPLY(1)
             -----------
                                                 (per Aircraft)
                                                 --------------
 ASA Standard Seat Covers                             88                                 7 days
 ASA Standard Soft Trim                           60 sq. yds.              Already supplied for first and
                                                                           second Aircraft.  30 days for
                                                                           third, fourth and fifth Aircraft.

 ASA Standard Carpet                                                       Already received for all
                                                                           Aircraft.

 ASA and AMO acknowledge and agree that all Galley Inserts shall be the sole responsibility of ASA and are not required
               to be fitted to the Aircraft prior to delivery.





- ----------------------------------

(1)Dates of Supply are quoted in days prior to the Offer Date of the relevant Aircraft.

                                  EXHIBIT I
                                      TO
                            ASA AGREEMENT TO LEASE

                               DELIVERY RECEIPT



         Atlantic Southeast Airlines, Inc. under the Agreement to Lease Used British Aerospace 146 Series 200 Aircraft dated as of October 2, 1995 with British Aerospace Holdings, Inc., acting by and through its Asset Management Organization, ("AMO"), hereby accepts and acknowledges receipt from AMO in accordance with the terms and conditions of said Agreement to Lease, of one (1) British Aerospace 146 Series 200 Aircraft, having Manufacturer's Serial Number E2____ and United States Registration Number N _________, together with the following installed thereon or attached thereto:

         (i)     four (4) Allied Signal ALF502R-5 engines bearing
                 Manufacturer's Serial Numbers LFO _______, LFO _______ _, LFO ________ and LFO __________, respectively; and

         (ii) all other equipment or property as set forth in Appendix 1 hereto.


                                        ATLANTIC SOUTHEAST AIRLINES, INC.

                                        By:
                                           ------------------------------

                                        Title:
                                              ---------------------------

                                        Date:
                                             ----------------------------

                                        Place of
                                        Delivery:
                                                 ------------------------

Fuel on Board at Time of Aircraft Delivery:
                                           ------------------------------

Attachments:

Appendix 1 (List of Loose Equipment )
Appendix 2 (Aircraft Audit)
Appendix 3 (Reservations List, if required)